                                                                   EXHIBIT 10.16




                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   DATED AS OF

                                 JUNE 29, 1998

                                     BETWEEN

                           MEDIRISK, INC., AS BORROWER

                                       AND

                          NATIONSBANK, N.A., AS LENDER

                                 MEDIRISK, INC.
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               -----
ARTICLE 1          THE LOANS......................................................................................2
                   Section 1.1       Extension of Credit..........................................................2
                   Section 1.2       Revolving Loan Borrowing Mechanics...........................................3
                   Section 1.3       Interest.....................................................................4
                   Section 1.4       Fees.........................................................................6
                   Section 1.5       Repayment and Prepayment.....................................................6
                   Section 1.6       Notes and Loan Account.......................................................6
                   Section 1.7       Manner of Payment............................................................7
                   Section 1.8       Reimbursement................................................................7
                   Section 1.9       Acquisition Advances.........................................................8
                   Section 1.10      Collateral...................................................................9

ARTICLE 2          CONDITIONS PRECEDENT...........................................................................9
                   Section 2.1       Conditions Precedent to Initial Advance.....................................10
                   Section 2.2       Conditions Precedent to Each Advance Subsequent to the
                                     Agreement Date..............................................................12

ARTICLE 3          REPRESENTATIONS AND WARRANTIES................................................................13
                   Section 3.1       Representations and Warranties..............................................13
                   Section 3.2       Survival of Representations and Warranties..................................19

ARTICLE 4          GENERAL COVENANTS.............................................................................19
                   Section 4.1       Preservation of Existence and Similar Matters...............................19
                   Section 4.2       Compliance with Applicable Law..............................................19
                   Section 4.3       Maintenance of Properties...................................................19
                   Section 4.4       Insurance...................................................................19
                   Section 4.5       Payment of Taxes and Claims.................................................20
                   Section 4.6       Visits and Inspections......................................................20
                   Section 4.7       ERISA.......................................................................20
                   Section 4.8       Further Assurances..........................................................21
                   Section 4.9       Covenants Regarding Formation of New Subsidiaries and
                                     Acquisitions................................................................21
                   Section 4.10      Indemnity...................................................................24
                   Section 4.11      Use of Proceeds.............................................................24

ARTICLE 5          INFORMATION COVENANTS.........................................................................24
                   Section 5.1       Quarterly Financial Statements and Information..............................24
                   Section 5.2       Audited Annual Financial Statements and Information: Certificate
                                     of No Default...............................................................24
                   Section 5.3       Covenant Compliance Certificates............................................25
                   Section 5.4       Copies of Other Reports.....................................................25
                   Section 5.5       Notice of Litigation and Other Matters......................................26


ARTICLE 6          NEGATIVE COVENANTS............................................................................27
                   Section 6.1       Indebtedness................................................................27
                   Section 6.2       Guaranties..................................................................27
                   Section 6.3       Liens.......................................................................28
                   Section 6.4       Restricted Payments and Purchases...........................................28
                   Section 6.5       Investments.................................................................28
                   Section 6.6       Liquidation; Disposition or Acquisition of Assets...........................28
                   Section 6.7       Change of Name or Year......................................................29
                   Section 6.8       Affiliate Transactions......................................................29
                   Section 6.9       Debt/Capitalization Ratio...................................................29
                   Section 6.10      Cash Flow Leverage Ratio....................................................29
                   Section 6.11      Debt Service Coverage Ratio.................................................29
                   Section 6.12      Restricted Payments.........................................................29
                   Section 6.13      Minimum Net Worth...........................................................30

ARTICLE 7          DEFAULT.......................................................................................30
                   Section 7.1       Events of Default...........................................................30
                   Section 7.2       Remedies....................................................................32

ARTICLE 8          MISCELLANEOUS.................................................................................32
                   Section 8.1       Notices.....................................................................32
                   Section 8.2       Expenses....................................................................33
                   Section 8.3       Waivers.....................................................................34
                   Section 8.4       Set-Off.....................................................................34
                   Section 8.5       Assignment..................................................................35
                   Section 8.6       Counterparts................................................................35
                   Section 8.7       Governing Law...............................................................35
                   Section 8.8       Severability................................................................35
                   Section 8.9       Interest and Charges........................................................35
                   Section 8.10      Headings....................................................................36
                   Section 8.11      Pronouns....................................................................36
                   Section 8.12      Entire Agreement; Amendments................................................36

ARTICLE 9          YIELD PROTECTION..............................................................................36
                   Section 9.1       LIBOR Rate Basis Determination..............................................36
                   Section 9.2       Illegality..................................................................36
                   Section 9.3       Increased Costs.............................................................37
                   Section 9.4       Effect On Other Advances....................................................38
                   Section 9.5       Capital Adequacy............................................................38

ARTICLE 10         DEFINITIONS...................................................................................39

ARTICLE 11         WAIVER OF JURY TRIAL, ETC.....................................................................49
                   Section 11.1      Consent to Venue............................................................49
                   Section 11.2      Waiver of Jury Trial........................................................50

ARTICLE 12         ARBITRATION...................................................................................50
                   Section 12.1      Arbitration.................................................................50
                   Section 12.2      Special Rules...............................................................50
                   Section 12.3      Reservation of Rights.......................................................50

                                    EXHIBITS

                   Exhibit A         -      Form of Borrower's Loan Certificate
                   Exhibit B         -      Form of Subsidiary Loan Certificate
                   Exhibit C-1       -      Form of Trademark Security Agreement
                   Exhibit C-2       -      Copy of Trademark Security Agreement of Medirisk-MO
                   Exhibit D         -      Form of Opinion of Counsel
                   Exhibit E         -      Form of Compliance Certificate
                   Exhibit F-1       -      Form of Request for Acquisition Advance
                   Exhibit F-2       -      Form of Request for Advance
                   Exhibit G         -      Form of Revolving Note
                   Exhibit H         -      Form of Security Agreement
                   Exhibit I         -      Form of Stock Pledge Agreement
                   Exhibit J         -      Form of Subsidiary Guaranty
                   Exhibit K         -      Form of Subsidiary Security Agreement


                                            SCHEDULES

                   Schedule 1.9(c)(ii)      Due Diligence Checklist
                   Schedule 1.9(c)(iv)      Acquisition Financial Information
                   Schedule 3.1(a)          States Not Qualified In
                   Schedule 3.1(c)          Subsidiaries
                   Schedule 3.1(d)          Capital Stock and Shareholders
                   Schedule 3.1(f)          Leased Real Property
                   Schedule 3.1(h)          Owned Real Property
                   Schedule 3.1(i)          Tax Issues
                   Schedule 3.1(k)          Materially Adverse Events
                   Schedule 3.1(l)          Litigation
                   Schedule 3.1(p)          Customer Contracts
                   Schedule 3.1(t)          Name Changes
                   Schedule 3.1(u)          Environmental Matters
                   Schedule 3.1(v)          Patents/Trademarks/Copyrights
                   Schedule 6.4             Restricted Purchases and Restricted Payments
                   Schedule 9A              Liens of Record







                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   DATED AS OF

                                  JUNE 29, 1998

                                     BETWEEN

                           MEDIRISK, INC., AS BORROWER

                                       AND

                          NATIONSBANK, N.A., AS LENDER


         This Amended and Restated Credit Agreement is dated as of June 29, 1998 and is entered into by and between Medirisk, Inc., a Delaware corporation (the "Company") and NationsBank, N.A. (the "Lender").


                                    RECITALS

         WHEREAS, the Company and the Lender are party to a certain Credit Agreement dated as of March 28, 1997 pursuant to which the Lender provided to the Company a revolving credit facility in the amount of $10,000,000 (as amended, the "Prior Credit Agreement"); and

         WHEREAS, the Company desires that the Lender modify the Prior Credit Agreement to provide a $25,000,000 revolving credit facility to the Company for acquisitions and general corporate purposes, and the Lender is willing to do so, all in accordance with and subject to the terms and conditions set forth herein, and the Company and the Lender have agreed in connection therewith to amend and restate the Prior Credit Agreement in its entirety, as set forth herein; and

         WHEREAS, the Company acknowledges and agrees that the security interest granted to the Lender pursuant to the Prior Credit Agreement and the Security Documents (as defined in the Prior Credit Agreement), shall remain outstanding and in full force and effect in accordance with the Prior Credit Agreement and shall continue to secure the Obligations (as defined herein); and

         WHEREAS, the Company and all other parties hereto acknowledge and agree that (i) the Obligations (as defined herein) represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Prior Credit Agreement) arising in connection with the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement) executed in connection therewith; (ii) the parties hereto intend that the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement) executed in connection therewith and the collateral pledged thereunder shall secure, without interruption or impairment of any kind, all existing Indebtedness under the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement) executed in connection therewith as so amended, restated, renewed, extended, consolidated and modified hereunder, together with all other obligations hereunder; (iii) all Liens evidenced by the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement) executed in connection therewith are hereby ratified, confirmed and continued; and (iv) the Loan Documents (as defined herein) are intended to restate, renew, extend, consolidate, amend and modify the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement) executed in connection therewith; and

         WHEREAS, the parties hereto intend that (i) the provisions of the Prior Credit Agreement and the other Loan Documents (as defined in the Prior Credit Agreement) executed in connection therewith, to the extent restated, renewed, extended, consolidated, amended and modified hereby, be hereby superseded and replaced by the provisions hereof and of the Loan Documents (as defined herein);
(ii) the Revolving Note (as hereinafter defined) amends, renews, extends, modifies, replaces, be substituted for and supersedes in its entirety, but does not extinguish, the Indebtedness arising under, the promissory note issued pursuant to the Prior Credit Agreement; and (iii) entering into, and performing their respective obligations under, this transaction not constitute a novation;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby amend and restate the Prior Credit Agreement as follows as of the 29th day of June, 1998:


                                    ARTICLE 1

                                    THE LOANS

         Section 1.1       Extension of Credit.

                (a) Revolving Loans. Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, the Lender agrees to lend and relend to the Company, prior to the Maturity Date, amounts which in the aggregate at any one time outstanding do not exceed the lesser of (i) the Advance Rate and (ii) the Commitment. Subject to the terms and conditions hereof and prior to the Maturity Date, Advances under the Commitment may be repaid and reborrowed from time to time on a revolving basis.

                (b) Overadvances. If at any time, the Revolving Loans exceed the Advance Rate, the Commitment or any other applicable limitation set forth in this Agreement, such Revolving Loans shall nevertheless constitute Obligations that are secured by the Collateral and are entitled to all benefits thereof. In no event, however, shall the Company have the right whatsoever to receive any Revolving Loan if, before or after giving effect thereto, there shall exist a Default or an overadvance. In the event that the Lender, in its sole and absolute discretion, shall make any Revolving Loan which in such case gives rise to an overadvance, the Revolving Loans in an aggregate principal amount equal to such overadvance shall be payable on demand.

                (c) Extension of Maturity Date. The Company may request the Lender to extend the Maturity Date for an additional one year period by giving notice of such request to the Lender in writing, not less than sixty (60) days prior to the Maturity Date. The Lender shall respond to the Company as to its approval or refusal to agree to so extend the Maturity Date not later than thirty (30) days prior to the Maturity Date. The Lender is entitled to exercise its sole, absolute and unconditional discretion in deciding whether or not to agree to extend the Maturity Date.

         Section 1.2       Revolving Loan Borrowing Mechanics and Disbursement.

                (a) Choice of Interest Rate, etc. Any Advance under the Commitment shall, at the option of the Company, be made as a Base Rate Advance or a LIBOR Advance; provided, however, that (i) at such time as there shall have occurred and be continuing a Default or an Event of Default hereunder, the Company shall not have the right to reborrow any LIBOR Advance, and all subsequent Advances during the period such Default or Event of Default continues shall be made as Base Rate Advances and (ii) if the Company fails to give the Lender written notice specifying whether an Advance is to be repaid or reborrowed on a Payment Date, such Advance shall be deemed to be repaid and then reborrowed as a Base Rate Advance on the Payment Date. Any notice given to the Lender in connection with a requested Advance hereunder shall be given to the Lender prior to 11:00 a.m. (Atlanta, Georgia time) in order for such Business Day to count toward the minimum number of Business Days required. The Lender shall, upon the reasonable request of the Company from time to time, provide to the Company such information with regard to the LIBOR Basis as may be so requested.

                (b) Base Rate Advances.

                     (i) Initial and Subsequent Advances. The Company shall give the Lender in the case of Base Rate Advances not later than 11:00 a.m. (Atlanta, Georgia time) on the Business Day of the date of a proposed Advance, irrevocable prior notice by telephone or telecopy and shall confirm any notice by telephone or telecopy with a written Request for Advance or, as applicable, a written Request for Acquisition Advance.

                     (ii) Repayments and Reborrowings. The Company may repay or prepay a Base Rate Advance and (a) at any time reborrow all or a portion of the principal amount thereof as one or more Base Rate Advances, (b) upon at least two (2) Business Days' irrevocable prior written notice to the Lender, reborrow all or a portion of the principal thereof as one or more LIBOR Advances, or (c) not reborrow all or any portion of such Base Rate Advance. Upon the date indicated by the Company, such Base Rate Advance shall be so repaid and, as applicable, reborrowed.

                     (iii) Miscellaneous. Notwithstanding any term or provision of this Agreement which may be construed to the contrary, each Base Rate Advance shall be in a principal amount of not less than $250,000 and in an integral multiple of $5,000.

                (c) LIBOR Advances.

                     (i) Initial and Subsequent Advances. The Company shall give the Lender in the case of LIBOR Advances at least two (2) Business Days' irrevocable prior notice by telephone or telecopy and shall immediately confirm any such notice with a written Request for Advance or, as applicable, a written Request for Acquisition Advance.

                     (ii) Repayments and Reborrowings. At least two (2) days prior to each Payment Date for a LIBOR Advance, the Company shall give the Lender written notice specifying whether all or a portion of any LIBOR Advance outstanding on the Payment Date (a) is to be repaid and then reborrowed in whole or in part as a new LIBOR Advance, in which case such notice shall also specify the LIBOR Advance Period which the Company shall have selected for such new LIBOR Advance, (b) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance or (c) is to be repaid and not reborrowed. Upon such Payment Date, such LIBOR Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

                     (iii) Miscellaneous. Notwithstanding any term or provision of this Agreement which may be construed to the contrary, (a) each LIBOR Advance shall be in a principal amount of not less than $500,000 and in an integral multiple of $100,000 and (b) at no time shall the aggregate number of all LIBOR Advances then outstanding exceed five (5).

                (d) Telephonic Notice. The failure by the Company to confirm any notice by telephone or telecopy with a Request for Advance, or a Request for Acquisition Advance, as applicable, shall not invalidate any notice so given. The Lender may rely upon telephonic instructions reasonably believed given by any Authorized Signatory of the Company and shall have no obligation to inquire into the propriety of any such instructions.

                (e) Disbursement. Prior to 3:00 p.m. (Atlanta, Georgia time) on the date of an Advance hereunder, the Lender shall, subject to the satisfaction of the conditions set forth in Section 2.2 hereof disburse the Advance by depositing such amount in same day funds into the Company's account maintained with the Lender or by wire transfer pursuant to the Company's instructions.

         Section 1.3 Interest. Interest on Advances under the Revolving Loans shall be payable as follows:

                (a) On Base Rate Advances. Interest on Base Rate Advances shall be computed for the actual number of days elapsed on the basis of a hypothetical year of 360 days and shall be payable in arrears on the first day of each calendar month, commencing on August 1, 1998. Interest on Base Rate Advances outstanding on the Maturity Date shall also be due and payable on the Maturity Date. Interest shall accrue and be payable on each Base Rate Advance at the simple per annum interest rate equal to the sum of (A) the Base Rate, plus (B) the Applicable Interest Rate Margin in effect from time to time and as more fully set forth in Section 1.3(c) below.

                (b) On LIBOR Advances. Interest on each LIBOR Advance shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed and shall be payable in arrears on (x) the Payment Date for such Advance, and (y) if the LIBOR Advance Period for such Advance is greater than three (3) months, each three month anniversary of such Advance. Interest on LIBOR Advances outstanding on the Maturity Date shall also be due and payable on the Maturity Date. Interest shall accrue and be payable on each LIBOR Advance at the per annum interest rate equal to (A) the LIBOR Basis applicable to such LIBOR Advance, plus (B) the Applicable Interest Rate Margin in effect from time to time and as more fully set forth in Section 1.3(c) below.

                (c) Applicable Interest Rate Margin. The Applicable Interest Rate Margin for Base Rate Advances shall be zero (0) percent per annum. The Applicable Interest Rate Margin for LIBOR Advances shall be the interest rate margin determined by the Lender based upon the Company's Total Funded Debt to EBITDA ratio for the four quarter period ending on the last day of the most recent fiscal quarter end, effective as of the second Business Day after the financial statements referred to in Section 5.1 hereof, and an accompanying certificate of an Authorized Signatory certifying the calculations of such ratio as set forth in Section 5.3 hereof, are delivered by the Company to the Lender for the fiscal quarter most recently ended, expressed as a per annum rate of interest as follows:



                     TOTAL FUNDED DEBT/EBITDA                     APPLICABLE INTEREST RATE
                               RATIO                                       MARGIN
           ============================================  ===========================================
           Less than or equal to 1.00:1.00                                  1.50%
           Less than or equal to 2.00:1.00                                  1.75%
           and greater than 1.00:1.00
           Less than or equal to 3.00:1.00                                  2.10%
           and greater than 2.00:1.00
           --------------------------------------------  -------------------------------------------


In the event that the Company fails to timely provide the financial statements and certificate referred to above in accordance with the terms of Sections 5.1 and 5.3 hereof, and without prejudice to any additional rights under Section 7.2 hereof, no downward adjustment of the Applicable Interest Rate Margin in effect for the preceding fiscal quarter shall occur until the actual delivery of such financial statements and certificate.

                (d) Upon Default. Upon the occurrence of an Event of Default, interest on the outstanding Obligations shall accrue at the Default Rate from the date of such Event of Default. Interest accruing at the Default Rate shall be payable on demand and in any event on the Maturity Date and shall accrue until the earliest to occur of (i) waiver in writing by the Lender of the applicable Event of Default, (ii) agreement by the Lender to rescind the charging of interest at the Default Rate or (iii) payment in full of the Obligations. The Lender shall not be required to (i) accelerate the maturity of the Revolving Loans or (ii) exercise any other rights or remedies under the Loan Documents in order to charge interest hereunder at the Default Rate.

                (e) Computation of Interest. In computing interest on any Advance, the date of making the Advance shall be included and the date of payment shall be excluded; provided, however, that if an Advance is repaid on the date that it is made, one (1) day's interest shall be due with respect to such Advance.

         Section 1.4       Fees.

                (a) Loan Fee. The Company shall cause to be paid to the Lender on or before the Agreement Date a fee with respect to the Revolving Loans in amount equal to $30,000. Such fee shall be fully earned when due and non-refundable when paid.

                (b) Commitment Fee. The Company shall pay an unused line fee to the Lender for the period beginning on the Agreement Date to and including the Maturity Date at a rate equal to two fifths of one percent (2/5%) per annum on the amount by which the Commitment exceeds the aggregate outstanding principal amount of the Revolving Loans. Such fees shall accrue daily but shall be payable monthly in arrears on the last Business Day of each month and on the Maturity Date. Such fee shall be fully earned when due and non-refundable when paid.

         Section 1.5       Repayment and Prepayment.

                (a) Prepayment. The principal amount of any Base Rate Advance may be prepaid in full or in part at any time, upon written notice to the Lender on the date of such prepayment, without penalty. LIBOR Advances may be prepaid prior to the applicable Payment Date, upon at least three (3) Business Days' prior written notice to the Lender, provided that the Company shall reimburse the Lender, on the earlier of demand or the Maturity Date, for any loss (excluding loss of anticipated profit other than loss resulting from any interest rate differential) or out-of-pocket expense incurred by the Lender in connection with such prepayment, as set forth in Section 1.8 hereof. Each notice of prepayment shall be irrevocable, and all amounts prepaid on the Revolving Loans shall be applied first to interest and fees and other amounts due and payable hereunder as of such date, and then to principal.

                (b) Repayment. The principal balance of all Revolving Loans then outstanding shall be due and payable in full on the Maturity Date. Notwithstanding the foregoing, however, in the event that at any time and for any reason there shall exist an overadvance, the Company shall immediately pay to the Lender an amount equal to such overadvance pursuant to Section 1.1(b) hereof, which payment shall constitute a mandatory payment of the Revolving Loans hereunder.




         Section 1.6       Notes and Loan Accounts.

                (a) The Revolving Loans shall be payable in accordance with the terms and provisions of this Agreement and shall be evidenced by the Revolving Note. The Revolving Note shall be issued by the Company to the Lender and shall be duly executed and delivered by the Authorized Signatories.

                (b) The Lender shall open and maintain on its books in the name of the Company a loan account with respect to the Revolving Loans and interest thereon. The Lender shall debit such loan account for the principal amount of each Advance and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on the Revolving Loans. The records of the Lender with respect to the loan account shall be prima facie evidence of the Revolving Loans and accrued interest thereon but the failure to maintain such records shall not impair the obligation of the Company to repay Indebtedness hereunder.

         Section 1.7       Manner of Payment.

                (a) Each payment (including any prepayment) by the Company on account of the principal of or interest on the Revolving Loans and any other amount owed to the Lender under this Agreement or the Revolving Note shall be made not later than 1:00 p.m. (Atlanta, Georgia time) on the date specified for payment under this Agreement to the Lender in lawful money of the United States of America in immediately available funds. Any payment received by the Lender after 1:00 p.m. (Atlanta, Georgia time) shall be deemed received on the next Business Day.

                (b) If any payment under this Agreement or the Revolving Note shall be specified to be made upon a day which is not a Business Day, it shall be deemed made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                (c) The Company agrees to pay principal, interest, fees and all other amounts due hereunder or under the Revolving Note without set-off or counterclaim or any deduction whatsoever.

         Section 1.8 Reimbursement. Whenever the Lender shall sustain or incur any losses (excluding loss of anticipated profit other than loss resulting from any interest rate differential) or out-of-pocket expenses in connection with (i) failure by the Company to borrow or reborrow any LIBOR Advance, or reborrow any Advance as a LIBOR Advance, in each case, after having given notice of its intention to borrow in accordance with Section 1.2 hereof (whether by reason of the election of the Company not to proceed or the non-fulfillment of any of the conditions set forth in Article 3), or (ii) prepayment of any LIBOR Advance in whole or in part, or (iii) the failure by the Company to prepay any Advance after notice of prepayment has been given by the Company to the Lender in accordance with Section 1.5(a) hereof, the Company agrees to pay to the Lender, upon the earlier of the Lender's demand or the Maturity Date, an amount sufficient to compensate the Lender for all such losses and out-of-pocket expenses. The Lender's good faith determination of the amount of such losses and out-of-pocket expenses, absent manifest error, shall be binding and conclusive. The obligations of the Company under this Section shall survive the termination of this Agreement and the payment of the Revolving Note.

         Section 1.9       Acquisition Advances.

                (a) Acquisition Advance. An Acquisition Advance shall be available only to finance a Material Acquisition pursuant to the terms and conditions of this Section 1.9.

The proceeds of any Acquisition Advance shall be limited to an amount not to exceed one hundred percent (100%) of the cash portion of the purchase price of the Acquisition to be financed thereby. An Acquisition Advance may be made either as a Base Rate Advance or a LIBOR Advance in accordance with the terms and conditions of Section 1.2 hereof with respect to such Advances.

                (b) Consent of the Lender. In the event that the aggregate purchase price of all Acquisitions made after the date hereof through June 30, 1999, and, thereafter, during the immediately preceding twelve (12) calendar months shall exceed $15,000,000 after giving effect to a requested Acquisition Advance, the consent of the Lender shall be required in connection with such Acquisition Advance. Such consent shall be within the sole discretion of the Lender.

                (c) Request for Acquisition Advance. In connection with any Acquisition Advance requiring the consent of the Lender pursuant to Section 1.9(b), the Company shall submit to the Lender not later than ten (10) days prior to the date of such Acquisition, a duly executed Request for Acquisition Advance which shall be accompanied by:

                     (i) a summary overview of the Counterparty proposed to be acquired, which shall include (i) the location of such Counterparty, (ii) the number of employees of such Counterparty,
                (iii) a description of such Counterparty's business; (iv) the number of customers of such Counterparty; (v) a list and description of such Counterparty's products; (vi) a description of the type of Acquisition (acquisition of assets or stock, merger or other); (vii) a description of the ownership of such Counterparty; (viii) a description of the Company's consolidation plan; and (ix) a description of any synergy opportunities identified by the Company;

                      (ii) copies of the following documents, if then in
                existence, with respect to the Acquisition: (x) all letters of intent, or similar agreements between the Company and each Counterparty; (y) due diligence checklists provided by the Company to each Counterparty, the current form of which is attached hereto as Schedule 1.9(c)(ii); and (z) the most current draft of the acquisition agreement, or similar agreement, governing the Acquisition, together with all schedules and exhibits thereto;

                     (iii) summary of findings with respect to the information
                received by the Company in response to each diligence checklist provided by the Company, which summary shall set forth a complete description of any findings which, in the reasonable business judgment of the Company, warrant senior management concern and which might have a materially adverse effect on the business or operations (x) of the Counterparty proposed to be acquired or (y) of the Company its Subsidiaries on a consolidated basis, as a result of the Acquisition, and which summary the Lender agrees to return to the Company upon written notice that the Company does not intend to proceed with the subject Acquisition;

                     (iv) financial information relating to each Counterparty
                proposed to be acquired by the Acquisition, which information shall include, without limitation, that information which is more fully described on
                Schedule 1.9(c)(iv) attached hereto; and

                     (v) a statement (v) that Company is in compliance with
                Sections 6.9, 6.10, 6.11, 6.12 and 6.13 hereof before and after giving effect to the transactions contemplated by such Acquisition, (w) that no Default or Event of Default then exists or would be caused thereby, or is reasonably foreseeable as a result of the transactions contemplated in connection with such Acquisition; (x) that any documents provided to the Lender in connection with such Request for Advance shall be in substantially final form and shall not be subject to subsequent material revisions without the prior consent of the Lender; (y) of the total purchase price with respect to the Acquisition, both in terms of cash and other consideration paid and other indebtedness and liabilities assumed; and (z) of the full name, state of organization, federal tax identification number and chief business address of any new Subsidiary created for the purpose of effecting such Acquisition or resulting therefrom.

                In addition to the foregoing, upon the reasonable request of the Lender, the Company shall make available to the Lender for review, at the Company's offices located in Atlanta, Georgia, copies of all information provided by each Counterparty in response to the due diligence checklist, or any other diligence request, of the Company.

                The Company understands that the purpose of delivering a Request for Acquisition Advance hereunder and making information available hereunder is to provide the Lender with a full, complete and correct set of information regarding the Acquisition so that the Lender may provide its informed consent pursuant to Section 1.9(b) hereof.

                To request any Acquisition Advance not requiring the consent of the Lender under Section 1.9(b), the Company shall submit a Request for Advance.

         Section 1.10 Collateral. The Revolving Loans shall be secured by a perfected first priority security interest, subject only to Permitted Liens, in substantially all of the assets of the Company and its Subsidiaries and any assets acquired in connection with an Acquisition, including, without limitation, accounts, inventory, equipment, furniture, fixtures and intangibles, as more fully set forth in the Security Documents.

                                    ARTICLE 2

                              CONDITIONS PRECEDENT

         Section 2.1 Conditions Precedent to Initial Advance. The obligation of the Lender to make the initial Advance under the Commitment is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of the initial Advance:

                (a) The Lender shall have received each of the following, in form and substance satisfactory to the Lender and its counsel:

                         (i) a loan certificate of the Company signed by an
                Authorized

                Signatory of the Company in substantially the form of Exhibit A attached hereto, including a certificate of incumbency with respect to each Authorized Signatory of the Company, together with appropriate attachments which shall include, without limitation, the following: (A) a copy of the Certificate of Incorporation of the Company certified to be true, complete and correct by the Secretary of State for the State of Delaware, (B) a true, complete and correct copy of the By-Laws of the Company,
                (C) a true, complete and correct copy of the resolutions of the Company authorizing the borrowing hereunder and the execution, delivery and performance by the Company of the Loan Documents,
                (D) certificates of good standing, or the equivalent thereof, from each jurisdiction in which the Company does business, (E) copies of employment contracts for key management level employees of the Company, and (F) a copy of any shareholders' or voting trust or other similar agreement among the shareholders of the Company certified to be true, complete and correct by an Authorized Signatory of the Company; or, in lieu of the items set forth in (A), (B), (E) and (F) above, certification by an Authorized Signatory of the Company that such attachments delivered in connection with the Prior Loan Agreement are still in full force and effect and have not been modified, amended, or supplemented;

                       (ii) a loan certificate of each Subsidiary of the Company on the Agreement Date, in substantially the form of Exhibit B attached hereto, including a certificate of incumbency with respect to each Authorized Signatory, together with appropriate attachments which shall include, without limitation, the following: (A) a copy of the Certificate of Incorporation of the Subsidiary certified to be true, complete and correct by the Secretary of State of its state of incorporation, (B) a true, complete and correct copy of the By-Laws of such Subsidiary, (C) a true, complete and correct copy of the resolutions of such Subsidiary authorizing such Subsidiary with respect to the execution, delivery and performance by such Subsidiary of each of the Loan Documents to which it is a party and (D) certificates of good standing, or the equivalent thereof, from each jurisdiction in which such Subsidiary does business; or, in lieu of the items set forth in (A) and (B) above, certification by an Authorized Signatory of such Subsidiary that such attachments delivered in connection with the Prior Loan Agreement or in connection with the addition of such Subsidiary as a party to certain of the Loan Documents (as defined in the Prior Credit Agreement) are still in full force and effect and have not been modified, amended or supplemented;

                       (iii)   the duly executed Revolving Note;

                        (iv)   the duly executed Security Agreement;

                         (v)   the duly executed Stock Pledge Agreement;

                        (vi)   the duly executed Subsidiary Security Agreement;

                       (vii)   the duly executed Subsidiary Guaranty;

                     [(viii) a duly executed Trademark Security Agreement in
                substantially the form of Exhibit C-1 attached hereto from ___________;] [delete if all trademarks have been pledged]

                        (ix) the opinion of Alston & Bird LLP, counsel to the
                Company, addressed to the Lender, in substantially the form of Exhibit D attached hereto;

                         (x) a duly executed Request for Advance, or Request for
                Acquisition Advance, as applicable, covering the initial Advances on the Revolving Loans;

                        (xi) copies of a lien search and report conducted with
                respect to the Company and its Subsidiaries, which search and report shall include a review of all Uniform Commercial Code indices, tax lien records, general execution dockets and plaintiff/defendant pending case tables as filed and recorded in the records of all appropriate jurisdictions;

                      [(xii) acknowledgment copies evidencing the appropriate
                filing of all Uniform Commercial Code financing statements required to be filed in connection with the perfection of the Lender's security interest in and security title to the Collateral;][identify additional filings to be made, if any]

                      (xiii) copies of insurance binders or certificates
                covering the Collateral, naming the Lender as loss payee and meeting the requirements of Section 4.4 hereof;

                       (xiv) audited financial statements for the Company for
                the most recently ended fiscal year for which audited financial statements are available, and unaudited financial statements for the Company for the fiscal period ended March 31, 1998;

                        (xv) [a waiver agreement executed in favor of the Lender
                by each landlord, warehouseman, bailee, tenant or owner of premises used by the Company or its Subsidiaries; and]

                       (xvi) evidence reasonably satisfactory to the Lender that
                all Necessary Authorizations have been obtained or made, are in full force and effect, and are not subject to any pending or threatened reversal or cancellation.

                (b) All of the representations and warranties of the Company under this Agreement shall be true and correct in all material respects, both before and after giving effect to the application of the proceeds of the initial Advance.

                (c) The Lender shall have received evidence, satisfactory to the Lender and its counsel, with respect to a secondary offering of the capital stock of the Company showing that the net proceeds of the Company from such secondary offering shall have been at least $25,000,000.

                (d) The Lender shall have received all such other certificates, reports, statements, opinions of counsel or other documents, and shall have performed such additional diligence, including, without limitation, discussions with customers of the Company, as the Lender may reasonably deem necessary.

         Section 2.2 Conditions Precedent to Each Advance Subsequent to the Agreement Date. The obligation of the Lender to make each Advance which will increase the principal amount of the Revolving Loans outstanding is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

                (a) All of the representations and warranties of the Company under this Agreement, which, pursuant to Section 3.2 hereof (as the same shall have been amended by a report delivered to the Lender pursuant to Section 5.5(e) hereof which report shall not contain any information of a materially adverse nature with respect to the Company or any of its Subsidiaries) are made at and as of the time of such Advance, shall be true and correct at such time, both before and after giving effect to the Advance, and the Lender shall have received a certificate to that effect from an Authorized Signatory of the Company;

                (b) The incumbency of the Authorized Signatories shall be as stated in the Request for Advance, or Request for Acquisition Advance, as applicable, delivered pursuant to Section 1.2 or as subsequently modified and reflected in a more recent Request for Advance or Request for Acquisition Advance;

                (c) There shall not exist, as of the date of the making of the Advance and after giving effect thereto, a Default or an Event of Default hereunder, and the Lender shall have received a Request for Advance, or Request for Acquisition Advance, as applicable, so stating;

                (d) With respect to an Acquisition Advance, the Company shall have complied with the terms and conditions of Sections 1.9 and 4.9 hereof, and the Lender shall have given its prior consent to the Acquisition, as applicable;

                (e) The Lender shall have received all other reports, certificates, statements or opinions in connection with the Advance as the Lender may reasonably request.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES.

         Section 3.1 Representations and Warranties. The Company hereby represents and warrants as follows and agrees that the following representations and warranties shall survive the execution and delivery hereof by the Lender or the making of the Revolving Loans under this Agreement:

                (a)  Organization: Power: Qualification.

                     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority, to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, and, except as set forth on Schedule 3.1(a), is duly qualified and is in good standing as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                     (ii) Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, having the Company as its sole shareholder. Each Subsidiary of the Company has the power and authority, to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, and, except as set forth on Schedule 3.1(a), is duly qualified and is in good standing as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                (b) Authorization: Enforceability. Each of the Company and its Subsidiaries has the power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with the terms thereof and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company, and is, and each of the other Loan Documents to which the Company or any of its Subsidiaries is a party is, a legal, valid and binding obligation of the Company or such Subsidiary, enforceable in accordance with its terms.

                (c) Subsidiaries. Except as set forth on Schedule 3.1(c) attached hereto, the Company has no Subsidiaries. With respect to each Subsidiary of the Company, Schedule 3.1(c) also sets forth (i) the state of its incorporation, (ii) all jurisdictions in which the Subsidiary is qualified to do business as a foreign corporation and (iii) the address of the principal place of business of such Subsidiary.

                (d) Capital Stock and Related Matters. The authorized capital stock of the Company together with the number of shares that are currently issued and outstanding is as set forth on Schedule 3.1(d) attached hereto and all such shares are fully paid and non-assessable. All Persons known to the Company to be the holders of more than five percent (5%) of such capital stock, together with a description of such capital stock held by such Person, are listed on Schedule 3.1(d) attached hereto.

                (e) Compliance with Laws, Other Loan Documents and Contemplated Transactions. The execution, delivery and performance of this Agreement and each of the other Loan Documents in accordance with their respective terms and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any Applicable Law, (ii) conflict with, result in a breach of or constitute a default under the Articles of Incorporation or By-Laws of the Company, or under any indenture, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its properties may be bound or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company except Permitted Liens.

                (f) Real Property. All real property presently leased by the Company and its Subsidiaries and the name of the lessor of such real property, is set forth in Schedule 3.1(f). The leases of the Company and each of its Subsidiaries are valid, enforceable and in full force and effect, and have not been modified or amended, except as otherwise set forth in Schedule 3.1(f). The Company, or the appropriate Subsidiary, is the sole holder of the lessee's interests under each such lease, and has the right to pledge and assign the same except as qualified in Schedule 3.1(f). Neither the Company or any of its Subsidiaries has made any pledge or assignment (other than to the Lender) of any of its rights under such leases except as set forth in Schedule 3.1(f) and, so far as is known to the Company, except as set forth in Schedule 3.1(f), there is no default or condition which, with the passage of time or the giving of notice, or both, would constitute a material default on the part of any party under such leases. All real property presently owned by the Company is set forth in
Schedule 3.1(h). The Company presently does not own, lease or use any real property other than as set forth on Schedule 3.1(f) or Schedule 3.1(h).

                (g) Necessary Authorizations. The Company has secured all Necessary Authorizations, and all such Necessary Authorizations are in full force and effect and not subject to any pending attack or revocation.

                (h) Title to Properties. Each of the Company and its Subsidiaries has good, marketable and legal title to, or a valid leasehold interest in, all of their respective material properties and assets (including, without limitation, the Accounts), and none of such properties or assets is subject to any Liens, other than Permitted Liens, which materially detract from the value of such properties or assets or materially interferes with the respective business or operations of the Company and its Subsidiaries as presently conducted or proposed to be conducted. Neither Company nor any of its Subsidiaries owns any real property other than that listed on Schedule 3.1(h) attached hereto.

                (i) Taxes. Except as detailed on Schedule 3.1(i) attached hereto, all federal, state and other tax returns of the Company and each of its Subsidiaries required by law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Company and each of its Subsidiaries and any of their respective properties, income, profits and assets, which are due and payable, have been paid, except any such sums the payment of which the Company or its Subsidiary is contesting in good faith by appropriate proceedings and for which adequate reserves have been provided on the books of the Company or its Subsidiary, as applicable.

                (j) Financial Statements. The Company has furnished, or caused to be furnished, to the Lender financial statements for the Company and its Subsidiaries which are complete and correct in all material respects and present fairly in accordance with GAAP the financial position of the Company as at September 30, 1996, and the results of operations for the period then ended. Except as disclosed in such financial statements, the Company has had no material liabilities required to be reflected in financial statements prepared in accordance with GAAP, contingent or otherwise, and there are no material unrealized or anticipated losses of the Company which have not been heretofore disclosed in writing to the Lender.

                (k) No Adverse Change. Except as set forth on Schedule 3.1(k), since [March 31, 1998], there has occurred no event which would have a Materially Adverse Effect.

                (l) Liabilities, Litigation, etc. Except for liabilities incurred in the normal course of business, neither the Company nor any of its Subsidiaries has had any material (individually or in the aggregate) liabilities, direct or contingent, nor any litigation (pending or threatened) except as disclosed or referred to in the financial statements referred to in
Section 3.1(j) above. Except as disclosed on Schedule 3.1(l), there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries or any of its or their respective properties which involves the possibility of any judgment or liability not fully covered by insurance that, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect.

                (m) ERISA. The Company and each ERISA Affiliate and each of their respective Plans are in substantial compliance with ERISA and the Code, and neither the Company nor any of its ERISA Affiliates has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Company and each of its ERISA Affiliates have complied with all requirements of ERISA Sections 601 through 608 and Code Section 4980B. Neither the Company nor any of its ERISA Affiliates has made any promises of retirement or other benefits to employees, except as set forth in the Plans. The Company has not incurred any material liability to the Pension Benefit Guaranty Corporation in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which the Pension Benefit Guaranty Corporation would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (as defined in ERISA Section 4001(a)(16) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Company or any of its ERISA Affiliates, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust to the penalty or tax on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code. Neither the Company nor any of its ERISA Affiliates is a participant in or is obligated to make any payment to a Multiemployer Plan.

                (n) Compliance with Law; Absence of Default. The Company and each of its Subsidiaries is in compliance with all Applicable Laws the non-compliance with which would have a Materially Adverse Effect, and no event has occurred or has failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes (i) a Default or (ii) a default by the Company or any of its Subsidiaries under any other indenture, agreement or other instrument, or any judgment, decree or order to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of its or their properties may be bound, which default could reasonably be considered to have a Materially Adverse Effect.

                (o) Casualties; Taking of Properties, etc. Since the date of the most recent financial statements provided to the Lender by the Company, neither the business nor the properties of the Company has been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces, or acts of God or of any public enemy.

                (p) Accuracy and Completeness of Information. None of the financial statements or any written statements delivered to the Lender pursuant to this Agreement contains, as at the date of delivery thereof, any untrue statement of material fact nor do such financial statements, and such written statements, taken as a whole, omit to state a material fact or any fact necessary to make the statements contained therein not misleading. As of the Agreement Date, and as supplemented by the Company from time to time pursuant to
Section 5.4(6), Schedule 3.1(p) hereto lists each Material Customer Contract to which the Company or any of its Subsidiaries is a party.

                (q) Compliance with Regulations G, T, U and X. Neither the Company nor any of its Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying, and neither the Company nor any of its Subsidiaries own or presently intend to acquire, any "margin security" or "margin stock" as defined in Regulations G, T, U, and X (12 C.F.R. Parts 221 and 224) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Revolving Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulations G, T, U and X.

                (r) Solvency. The Company and each of its Subsidiaries is Solvent.

                (s) Business. The Company's business includes providing proprietary databases and related decision-support software and analytical services to the United States healthcare industry.

                (t) Name of the Company and its Subsidiaries; Principal Place of Business. Neither the Company nor any of its Subsidiaries has changed its name, or transacted business under any other name or trade name, within the five (5) years preceding the Agreement Date, except as disclosed on Schedule 3.1(t) hereto. The principal place of business of the Company is as set forth in
Section 7.1 hereto.

                (u) Environmental Matters. Except as would not, individually or in the aggregate, have a Materially Adverse Effect, and except as is described on Schedule 3.1(u) attached hereto with respect to each of the Properties:

                         (i) To the knowledge of the Company, the Properties do not contain, in, on or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in violation of Environmental Laws or in amounts that could give rise to liability under Environmental Laws;

                        (ii) To the knowledge of the Company, the Properties and all operations and facilities at the Properties are in compliance with all Environmental Laws, and to the knowledge of the Company, there is no contamination or violation of any Environmental Law which could interfere with the continued operation of any of the Properties or impair the financial condition of the Company;

                       (iii) The Company has not received from any governmental authority any complaint, notice of violation, alleged violation, investigation or advisory action or notice of potential liability regarding matters of environmental protection or permit compliance under applicable Environmental Laws with regard to the Properties, nor is the Company aware that any governmental authority is contemplating delivering to the Company or any of its Subsidiaries any such notice. To the knowledge of the Company, there has been no pending or threatened complaint, notice of violation, alleged violation, investigation or notice of potential liability under Environmental Laws with regard to any of the Properties;

                        (iv) Neither the Company nor any of its Subsidiaries has generated, treated, stored, or disposed of any Hazardous Materials at, on or under any of the Properties in violation of any Environmental Laws or in a manner that could give rise to liability under Environmental Laws nor has the Company or any of its Subsidiaries transported or disposed of any Hazardous Materials from any of the Properties to any other location in violation of any Environmental Laws or in a manner that could give rise to liability under Environmental Laws;

                         (v) There are no governmental administrative actions or judicial proceedings pending under any Environmental Law to which the Company or any of its Subsidiaries is a party with respect to any of the Properties, nor to the knowledge of the Company, are there any consent decrees or other decrees, consent orders, administrative orders or other orders or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties; and

                        (vi) To the knowledge of the Company, there has been no release or threat of release by the Company or any of its Subsidiaries of Hazardous Materials into the environment at or from any of the Properties, or arising from or relating to the operations of the Company, in violation of Environmental Laws or in amounts that could give rise to liability under Environmental Laws.

                (v) Patents, Trademarks, Franchises, etc. Except as set forth on
Schedule 3.1(v) attached hereto, neither the Company nor any of its Subsidiaries owns any registered patents, trademarks, service marks or registered copyrights and has no pending registration applications with respect to patents, trademarks, service marks or copyrights. Except as set forth on Schedule 3.1(v), no other patents, trademarks, service marks or registered copyrights are necessary for the operation of the business of the Company or any of its Subsidiaries.

                (w) OSHA. All of the operations of each of the Company and its Subsidiaries are conducted in material compliance with all applicable rules and regulations promulgated by the Occupational Safety and Health Administration of the United States Department of Labor.

                (x) Investment Company Act. Neither the Company nor any of its Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Company of this Agreement nor the issuance of the Revolving Note violates any provision of such Act or requires any consent, approval, or authorization of, or registration with, any governmental or public body or authority pursuant to any of the provisions of such Act.

                (y) Year 2000.

                    (i) The Company has (A) begun analyzing the operations of the Company and its Subsidiaries that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999), and (B) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. The Company reasonably believes that it will become Year 2000 compliant for its operations and those of its Subsidiaries on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

                   (ii) The Company is in the process of canvassing its suppliers and vendors that are material to the operations of the Company or its Subsidiaries to determine whether each of them will be Year 2000 compliant for their own computer applications.

                   (iii) The Company will promptly notify the Lender in the event the Company determines that any computer application which is material to the operations of the Company, its Subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

         Section 3.2 Survival of Representations and Warranties. All representations or warranties made under this Agreement shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and the date of each Advance, except to the extent previously fulfilled in accordance with the terms hereof and to the extent subsequently inapplicable or modified as a result of activities of the Company and its Subsidiaries or changes in circumstances, in any case as permitted hereunder or consented to in accordance with the provisions hereof.

                                    ARTICLE 4

                                GENERAL COVENANTS

         So long as any of the Obligations is outstanding and unpaid, or the Lender has an obligation to make Advances hereunder, and unless the Lender shall otherwise consent in writing:

         Section 4.1 Preservation of Existence and Similar Matters. Except as provided in Section 6.6 hereof, the Company will, and will cause each of its Subsidiaries to, (a) preserve and maintain its existence, licenses and privileges in its jurisdiction of incorporation including, without limitation, all Necessary Authorizations and (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization.

         Section 4.2 Compliance with Applicable Law. The Company will comply, and will cause each of its Subsidiaries to comply, with the requirements of all Applicable Laws.

         Section 4.3 Maintenance of Properties. The Company will maintain, and will cause each of its Subsidiaries to maintain, or cause to be maintained in the ordinary course of business in good repair, working order and condition all properties (including, without limitation, the Equipment) used or useful in its business (whether owned or held under lease), and from time to time to make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

         Section 4.4 Insurance.  The Company will:

                (a) Maintain insurance including, but not limited to, public liability, product and manufacturer's liability and fidelity coverage insurance from responsible companies in such amounts and against such risks as shall be generally insured against by companies engaging in businesses similar to that of the Company;

                (b) Keep the Collateral insured by insurers on terms and in a manner based on industry standards for companies engaged in businesses similar to that of the Company against loss or damage by fire, theft, burglary, pilferage, loss in transit, explosions, and hazards insured against by extended coverage, and, with respect to any properties and assets located in a designated flood plain, flood insurance, all in amounts reasonably satisfactory to the Lender and all premiums thereon to be paid by the Company; and

                (c) Require that copies of each such insurance policy referred to in Section 4.4(b) above shall be provided to the Lender, shall name the Lender as an additional loss payee, or additional insured, if appropriate, to the extent of the Obligations, and shall provide for at least thirty (30) days' prior written notice to the Lender of any default under, termination of or proposed cancellation of any such policy and provide confirmation thereof to the Lender on each July 1 and

         December 31 during the term hereof. All such amounts paid in excess of $25,000 in respect of any such policy shall be paid directly to the Lender and shall be applied by it to the payment of any of the Obligations at the time due and payable.

         Section 4.5 Payment of Taxes and Claims. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its properties; except that, no such tax, assessment, charge, levy or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books. The Company shall timely file all information returns required by federal, state or local tax authorities.

         Section 4.6 Visits and Inspections. Upon twenty-four (24) hours' telephonic notice, the Company shall permit, and will cause each of its Subsidiaries to permit, representatives of the Lender to visit and inspect the properties, books and records of the Company during normal business hours and discuss with its principal officers its businesses, financial positions and results of operations.

         Section 4.7 ERISA. The Company shall at all times make, or cause to be made, prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to its and its ERISA Affiliates' Plans; promptly after the filing thereof, furnish to the Lender copies of any annual report required to be filed pursuant to ERISA in connection with each such Plan of it and its ERISA Affiliates; notify the Lenders as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any such Plan which the Company believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such Plan; and furnish to the Lender, promptly upon the Lender's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Lender.

         Section 4.8 Further Assurances. The Company will promptly cure, or cause to be cured, defects in the creation and issuance of the Revolving Note and the execution and delivery of the Loan Documents resulting from any act or failure to act by the Company or any employee or officer thereof, including this Agreement and the perfection of any Liens in favor of the Lender.

         Section 4.9 Covenants Regarding Formation of New Subsidiaries and Acquisitions.

                (a) As soon as available, but not later than the date of Acquisition, whether or not such Acquisition constitutes a Material Acquisition, or the formation of any new Subsidiary of the Company or any of its Subsidiaries as permitted by this Agreement, the Company and its Subsidiaries, as applicable, shall:

                         (i) provide to the Lender copies of a lien search and report conducted with respect to each Counterparty proposed to be acquired, which search and report shall include a review of all

                                Uniform Commercial Code indices, tax lien records, general execution dockets and plaintiff/defendant pending case tables as filed and recorded in the records of all appropriate jurisdictions;

                        (ii) execute and deliver to the Lender a certificate with respect to each Counterparty proposed to be acquired, or new Subsidiary, substantially in the form of Exhibit B attached hereto, together with appropriate attachments thereto;

                       (iii) with respect to each Counterparty proposed to be acquired, or any new Subsidiary, execute or cause the applicable Subsidiary to execute and deliver to the Lender such collateral documents, including, without limitation, a supplement to the Subsidiary Security Agreement, a supplement to the Subsidiary Guaranty, a trademark security agreement in the form of Exhibit C-1 hereto, if applicable, financing statements and such other documentation for such pledge and assignment as, in the reasonable opinion of the Lender, is appropriate, and all of which in such form and substance as shall be acceptable to the Lender;

                        (iv) in the case of a new Subsidiary, execute and deliver to the Lender a supplement to the Stock Pledge Agreement, in form and substance satisfactory to Lender, together with original stock certificates representing all issued and outstanding shares of capital stock of the new Subsidiary and stock powers executed in blank;

                         (v)    provide to the Lender a duly executed
                                certificate signed by an Authorized Signatory of the Company, or the applicable Subsidiary, certifying that upon the delivery and proper filing of each of the documents contemplated under this Section, the Lender shall have a first priority perfected security interest, subject only to Permitted Liens, in all Collateral acquired as a result of the Acquisition, or held by the new Subsidiary;

                        (vi) provide all other documentation, including, without limitation, to the extent available, financial statements and information with respect to such new Subsidiary for the most recent period ending immediately prior to the date of such formation and other financial information, to the extent available, which in the reasonable opinion of the Lender is appropriate with respect to such new Subsidiary to confirm the Company's compliance with the terms and conditions of this Agreement; and

                       (vii) at the request of the Lender, provide evidence of all Necessary Authorizations relating to such new Subsidiary.

                (b) In addition to the requirements of Section 4.9(a), with respect to any Material Acquisition, as soon as available, but not in any event later than ten (10) days after the date of such Acquisition, the Company, and its Subsidiaries, as applicable, shall:

                        (i) provide to the Lender a summary overview of the Counterparty proposed to be acquired, which shall include (i) the location of such Counterparty,
                              (ii) the number of employees of such Counterparty,
                              (iii) a description of such Counterparty's business; (iv) the number of customers of such Counterparty; (v) a list and description of such Counterparty's products; (vi) a description of the type of Acquisition (acquisition of assets or stock, merger or other); (vii) a description of the ownership of such Counterparty; (viii) a description of the Company's short- and intermediate-term consolidation plan; and (ix) a description of any synergy opportunities identified by the Company;

                        (ii) provide the Lender with final, executed, if applicable, copies of the following documents with respect to such Acquisition: (x) all letters of intent, if any, between the Company and each Counterparty; (y) due diligence checklists provided by the Company to each Counterparty substantially in the form of Schedule 1.9(c)(ii) attached hereto; and (z) the acquisition agreement, or similar agreement, governing the Acquisition, together with all schedules and exhibits thereto;

                        (iii) provide to the Lender financial information
                              relating to each Counterparty proposed to be acquired by the Acquisition, which information shall include that information more fully set forth on Schedule 1.9(c)(iv) attached hereto;

                        (iv) execute and deliver to the Lender an assignment of each acquisition document from the Company, or the applicable Subsidiary, to the Lender, in such form and substance as shall be acceptable to the Lender and its counsel; and

                        (v) with respect to any Acquisition the purchase price of which Acquisition shall be in excess of $5,000,000, shall use its best efforts to cause the Lender to be a co-addressee with respect to the legal opinion delivered to the Company from the counsel for the seller, or sellers.

                (c) In addition to the requirements of Section 4.9(a), with respect to each Acquisition which shall not constitute a Material Acquisition, not later than ten (10) days following the date of such Acquisition, the Company, and its Subsidiaries, as applicable, shall:

                        (i) provide to the Lender a summary overview of the Counterparty proposed to be acquired, which shall include (i) the location of such Counterparty,
                              (ii) the number of
                                 employees of such Counterparty, (iii) a
                                 description of such Counterparty's business;
                                 (iv) the number of customers of such
                                 Counterparty; (v) a list and description of such Counterparty's products; (vi) a description of the type of Acquisition (acquisition of assets or stock, merger or other); (vii) a description of the ownership of such Counterparty; (viii) a description of the Company's short- and intermediate-term consolidation plan; and (ix) a description of any synergy opportunities identified by the Company;

                        (ii) provide to the Lender financial information relating to each Counterparty proposed to be acquired by the Acquisition, which information shall include that information more fully set forth on Schedule 1.9(c)(iv) attached hereto; and

                       (iii) execute and deliver to the Lender an assignment of each acquisition documents from the Company, or the applicable Subsidiary, to the Lender, in such form and substance as shall be acceptable to the Lender and its counsel together with copies of all material documents executed in connection with the Acquisition certified by an Authorized Signatory of the Company to be true, correct and complete copies thereof.

         Any document, agreement or instrument executed or issued pursuant to this Section 4.9 shall be and constitute a "Loan Document" for purposes of this Agreement.

         The requirements of this Section 4.9 shall be separate from and in addition to the requirements regarding certain Acquisition Advances, including, without limitation, the requirement that a Request for Acquisition Advance, together with appropriate attachments, be delivered to the Lender, pursuant to
Section 1.9(c) hereof.

         Section 4.10 Indemnity. The Company will indemnify and hold harmless the Lender and each of its employees, representatives, officers and directors (collectively, the "Indemnified Parties") from and against any and all claims, liabilities, losses, damages, actions, and demands by any party (other than with respect to any claims, actions or demands made by other such indemnified parties or any liabilities, losses or damages caused thereby) against the Lender, resulting from any breach or alleged breach by the Company or any of its Subsidiaries of any representation or warranty made hereunder, or otherwise arising out of the Commitment or the making, administration or enforcement of the Loan Documents and the Revolving Loans; unless, with respect to any of the above, the Lender is finally judicially determined to have acted or failed to act with gross negligence or willful misconduct. This Section shall survive termination of this Agreement.

         Section 4.11 Use of Proceeds. The Company shall use the proceeds of Advances hereunder to fund Acquisitions made in compliance with the terms of this Agreement, for working capital needs and general corporate purposes.

                                    ARTICLE 5

                              INFORMATION COVENANTS

         So long as any of the Obligations is outstanding and unpaid or the Lender has any obligation to make Advances hereunder, and unless the Lender shall otherwise consent in writing, the Company shall furnish or cause to be furnished to the Lender:

         Section 5.1 Quarterly Financial Statements and Information. Within sixty (60) days after the last day of each fiscal quarter of the Company, the balance sheet of the Company as at the end of such quarter, and the related statement of income and retained earnings and related statement of cash flows of the Company and for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which financial statements shall set forth in comparative form such figures for the same period for the prior calendar year (all of which shall be on a consolidated basis with the Company's Subsidiaries) and certified by an Authorized Signatory of the Company to, in his or her opinion, present fairly, in accordance with GAAP, the financial position of the Company and its Subsidiaries as at the end of such period, and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments, together with the Form 10-Q Quarterly Report filed by the Company with the Securities and Exchange Commission with respect to such period.

         Section 5.2 Audited Annual Financial Statements and Information:
Certificate of No Default. Within one hundred and twenty (120) days after the end of each fiscal year of the Company, the balance sheet of the Company as at the end of such fiscal year and the related statements of income, retained earnings and cash flow of the Company for such fiscal year and on a consolidated and a consolidating basis with the Company's Subsidiaries, setting forth in comparative form the figures as at the end of and for the previous fiscal year and certified by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Company or any of the Subsidiaries as a going concern, together in any event with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Company and the Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of any Default or Event of Default relating to Sections 6.9, 6.10, 6.11, 6.12 and 6.13 that has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and who shall have authorized the Company to deliver such financial statements and opinion thereon to the Lender pursuant to this Agreement.

         Section 5.3 Covenant Compliance Certificates. At the time financial statements are required to be provided under Sections 5.1 and 5.2, a certificate, substantially in the form of Exhibit E attached hereto, of an Authorized Signatory of the Company (i) setting forth as at the end of such quarter or calendar year, as the case may be, the arithmetical calculations required to establish whether or not the Company was in compliance with the requirements of Sections 6.9, 6.10, 6.11, 6.12 and 6.13 hereof, (ii) setting forth as at the end of such quarter the arithmetical calculations required to establish the Advance Rate of the Company to be applied with respect to Advances made during the succeeding quarter; (iii) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such quarter or year, as the case may be, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing, and the steps being taken by the Company with respect to such Default or Event of Default and (iv) setting forth a list and description of, together with applicable financial statements, if available, with respect to each Acquisition by the Company or any of its Subsidiaries during the period for which such Compliance Certificate is being given.

         Section 5.4 Copies of Other Reports. The Company shall deliver, or cause to be delivered, to the Lender:

                (1) As soon as available, but not in any event, without the prior written consent of the Lender, later than March 31 of each fiscal year of the Company, an annual business and financial plan with respect to the Company's business for the current fiscal year;

                (2) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Company by the Company's independent public accountants regarding the Company, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 5.2 hereof;

                (3) Promptly after the sending thereof, copies of all statements, reports and other material financial information which the Company or any of its Subsidiaries shall send to its respective shareholders;

                (4) Promptly after the preparation of the same, copies of all material reports or financial information filed with any governmental agency, department, bureau, division or other governmental authority or regulatory body, or evidencing facts or containing information which could have a Materially Adverse Effect; and

                (5) At the time financial statements are required to be provided under Section 5.1, a written list of each Material Customer Contract then in effect (noting any Material Customer Contracts that have been either added or deleted with respect to the prior quarter).

                (6) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents, or further information regarding the Collateral or the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Company and its Subsidiaries, as the Lender reasonably may request.

         Section 5.5 Notice of Litigation and Other Matters. Prompt notice of the following events after the Company has, or in the exercise of reasonable diligence should have, received notice thereof:

                (a) The commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator (i) against, or (ii) (to the extent known to the Company) in any other way relating adversely to, the Company or any of its Subsidiaries or any of their respective assets or businesses which, if adversely determined, would singly or when aggregated with all other such proceedings, investigations, and actions, if adversely determined, have a Materially Adverse Effect;

                (b) Any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of the Company or any of its Subsidiaries other than changes in the ordinary course of business the effects of which have not had, and are not reasonably expected to have, a Materially Adverse Effect;

                (c) Any Default or Event of Default or the occurrence or non-occurrence of any event which constitutes, or which with the passage of time or giving of notice (or both) would constitute a default by the Company or any of its Subsidiaries under any material agreement other than this Agreement to which the Company or any of its Subsidiaries is a party or by which its respective properties may be bound, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

                (d) The occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Company or any of its ERISA Affiliates or the institution or threatened institution by the Pension Benefit Guaranty Corporation of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the Trustee of any such Plan with respect to such Plan; and

                (e) The occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representations and warranties in Sections 3.1(c), (d), (f), (h), (i), (k), (l) or (u) of this Agreement.

                                    ARTICLE 6

                               NEGATIVE COVENANTS

         So long as any of the Obligations is outstanding and unpaid or the Lender have an obligation to make Advances hereunder, and unless the Lender shall otherwise consent in writing, the Company hereby agrees that:

         Section 6.1 Indebtedness. The Company shall not create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, and shall not permit any of its Subsidiaries to create, assume, incur, or otherwise become obligated in respect of, or permit to be outstanding, any Indebtedness except:

                (a) Indebtedness under this Agreement and the other Loan Documents;

                (b) Trade or accounts payable and/or similar obligations, and accrued expenses, incurred in the ordinary course of business, other than for borrowed money;

                (c) Indebtedness incurred in connection with any Acquisition in favor of any Counterparty, including, without limitation, under any hold-back note, which Indebtedness is expressly subordinated to Indebtedness under this Agreement and the other Loan Documents by language to which the Lender has given its prior approval;

                (d) Intercompany Indebtedness among the Company and its Subsidiaries; provided, that the repayment of any such Indebtedness owed by the Company or any of its Subsidiary to any Subsidiary not a Credit Party pursuant to the terms of this Agreement shall be subordinated to the prior payment in full of the Obligations;

                (e) Indebtedness owed by any Counterparty proposed to be acquired in an Acquisition which Indebtedness is outstanding as at the date of such Acquisition; provided, however, that Indebtedness for money borrowed assumed in connection with all Acquisitions shall not be in excess of $1,000,000 in the aggregate; and

                (f)  Indebtedness secured by Permitted Liens.

         Section 6.2 Guaranties. The Company shall not, and shall not permit any of its Subsidiaries to, at any time enter into or Guaranty, or assume, be obligated with respect to, or permit to be outstanding, any Guaranty, other than
(a) obligations under repurchase agreements of the Company entered into in connection with the sale of products in the ordinary course of business of the Company, (b) obligations under agreements to indemnify persons or entities which have issued bid or performance bonds or letters of credit in the ordinary course of business of the Company securing performance by the Company of activities permissible hereunder, (c) obligations under agreements of the Company entered into in connection with the acquisition of services, supplies and equipment in the ordinary course of business of the Company, (d) obligations of any Subsidiary under agreements entered into by such Subsidiary in the ordinary course of business, (e) Indebtedness of the Company and any of its Subsidiaries permitted to be incurred pursuant to Section 6.1 hereof; and (f) any Guaranty in favor of the Lender.

         Section 6.3 Liens. The Company shall not create, assume, incur, or permit to exist or to be created, assumed, or permitted to exist, directly or indirectly, and shall not permit any of its Subsidiaries to create, assume, incur, or permit to exist or to be created, assumed, or permitted to exist, directly or indirectly, any Lien on any of its property, real or personal, now owned or hereafter acquired, except for Permitted Liens.

         Section 6.4 Restricted Payments and Purchases. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, or set aside any funds for any such purpose, other than the Restricted Payments and Restricted Purchases described on Schedule 6.4 attached hereto.

         Section 6.5 Investments. Except for Acquisitions not prohibited by the terms of this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, make any loan, advance, or otherwise acquire for consideration evidences of Indebtedness, capital stock, partnership interests or other securities of or equity interests in any third party, except that the Company and its Subsidiaries may purchase or otherwise acquire, own, (a) marketable, direct obligations of the United States of America and its agencies maturing within three hundred sixty-five (365) days of the date of purchase, (b) commercial paper issued by corporations, each of which shall
(i) have a consolidated net worth of at least $250,000,000 and (ii) will mature within one hundred eighty (180) days from the date of the original issue thereof and is rated "P-2" or better by Moody's Investors Service, Inc., or "A-2" or better by Standard & Poor's Corporation, (c) certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase and issued by a United States national or state bank having deposits totaling more than $250,000,000, and whose short-term debt is rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard & Poor's Corporation and
(d) up to $100,000 per institution and up to $1,000,000 in the aggregate in (i) short-term obligations issued by any local commercial bank or trust company located in those areas where the Company or any of its Subsidiaries conducts its business, whose deposits are insured by the Federal Deposit Insurance Corporation, or (ii) commercial bank-insured money market funds, or any combination of investments described in clauses (i) and (ii).

         Section 6.6 Liquidation; Disposition or Acquisition of Assets. Except with respect to Acquisitions otherwise governed by the terms of this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, at any time:

                     (a) (i) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or (ii) sell, lease, abandon, transfer or otherwise dispose of any assets or business (other than obsolete equipment and inventory or other property in the ordinary course of business) or (iii) enter into any merger or consolidation, except that Subsidiaries may merge with each other or the Company or
         (iv) convey, pledge, encumber or otherwise transfer any of its shares or issue any new shares of any existing Subsidiaries to any Person other than the Company or any other Subsidiary;

                     (b) except for Capital Expenditures in the ordinary course of the Company's business, acquire the assets, property, stock or business of any other Person, except that so long as no Event of Default then exists or would be caused thereby, the Company and its Subsidiaries may make Acquisitions subject to compliance with the terms and conditions of Sections 1.9 and 4.9 hereof as applicable.

         Section 6.7 Change of Name or Year. The Company shall not, and shall not permit any of its Subsidiaries to, at any time:

                     (a) Change its corporate name without giving the Lender
                thirty (30) days prior written notice of its intention to do so and complying with all reasonable requirements of the Lender in regard thereto; or

                     (b) Change its fiscal year-end for accounting purposes from a calendar year-end.

         Section 6.8 Affiliate Transactions. The Company shall not at any time engage in any transaction with an Affiliate (except an Affiliate which constitutes a Credit Party pursuant to the terms of this Agreement) on terms generally less advantageous to the Company than would be the case if such transaction had been effected with a non-Affiliate.

         Section 6.9 Debt/Capitalization Ratio. The Company shall not, at any time, permit its ratio of (i) Debt to (ii) Capitalization to exceed 1.0 to 1.0.

         If, in connection with a Material Acquisition, the Company determines that the accounting treatment for "acquired in-process research and development expense, and similar expense," might result in a default under this Section 6.9, the Company may request the Lender to modify the Debt/Capitalization Ratio so that no default shall occur as a result of such acquisition and accounting treatment. Upon such request, the Lender agrees to consider such request in the exercise of its reasonable business and financial judgment; provided that, any decision with respect to such request shall be in the sole and absolute discretion of the Lender.

         Section 6.10 Cash Flow Leverage Ratio. The Company shall not, at any time, permit its ratio of (i) Total Funded Debt to (ii) EBITDA to exceed 3.0 to 1.0.

         Section 6.11 Debt Service Coverage Ratio. The Company shall not, at any time during the term of this Agreement, permit its Debt Service Coverage Ratio to be less than 1.25 to 1.0.

         Section 6.12 Restricted Payments. The Company shall not apply any sums to the redemption, retirement or purchase or any warrant, option or share of its capital stock, or to the payment of any dividend or other distributions thereon, if after such application shall have been made, the aggregate of the sums so applied since the Agreement Date exceed ten percent (10%) of the Net Income of the Company determined on a cumulative basis as of the end of each fiscal year commencing December 31, 1997.

         Section 6.13 Minimum Net Worth. The Company shall not, at any time during the term of this Agreement, permit the sum of (i) the Company's Net Worth plus (ii) any non-cash charges and expenses related to Acquisitions or research and development, including, without limitation, acquired in-process research and development expense and similar expenses, to be less than $16,000,000.

                                    ARTICLE 7

                                     DEFAULT

         Section 7.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                (a) Any representation or warranty made under this Agreement or any other Loan Document shall prove incorrect or misleading in any material respect when made;

                (b) The Company shall default in the payment of any fees due hereunder or of any principal or interest under the Revolving Note within five (5) days from when any such payment is due;

                (c) The Company shall default in the performance or observance of any agreement or covenant contained in Article 6 hereof;

                (d) The Company shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 7.1, and such Default shall not be cured to the Lender's satisfaction within a period of thirty (30) days after notice thereof by the Lender to the Company;

                (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement), which shall not be cured within any applicable grace period set forth therein, or the Company or any Affiliate shall in any way challenge, or any proceedings shall in any way be brought to challenge (and, in the case of a proceeding brought by someone other than the Company or any Affiliate, shall continue unstayed for a period of thirty (30) days), the prior (subject to Permitted Liens) and perfected status of the Lender's security interest with respect to the Collateral or the validity or enforceability of such security interest;

                (f) There shall be entered a decree or order by a court having jurisdiction in the premises constituting an order for relief in respect of the Company or any of its Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or any of its Subsidiaries or of any substantial part of the properties of the Company and its Subsidiaries on a consolidated basis, or ordering the winding-up or liquidation of the affairs of the Company or any of its Subsidiaries and any such decree or order shall continue in effect for a period of forty-five (45) consecutive days;

                (g) The Company or any of its Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy law or other similar law, or the Company or any of its Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any of its Subsidiaries or of any substantial part of properties, or the Company or any of its Subsidiaries shall fail generally to pay its debts as such debts become due, or the Company or any of its Subsidiaries shall take any corporate action in furtherance of any such action;

                (h) A final judgment shall be entered by any court against the Company for the payment of money which is not covered in whole by insurance and exceeds $100,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Company which, together with all other such property of the Company subject to other such process, exceeds in value $100,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

                (i) There shall occur a Change of Control;

                (j) Any event shall occur which has a Materially Adverse Effect;

                (k) There shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Company or any of its ERISA Affiliates, or to which the Company or any of its ERISA Affiliates has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any such Plan; or the Company or any of its ERISA Affiliates shall incur any liability to the Pension Benefit Guaranty Corporation in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Company or any of its ERISA Affiliates shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the
         Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code; or the Company or any of its ERISA Affiliates shall enter into or become obligated to contribute to a Multiemployer Plan;

                (l) There shall occur any default under any indenture, agreement or instrument evidencing any Indebtedness of the Company or any of its Subsidiaries, which default is not cured or waived within any applicable cure period; or

                (m) Any Loan Document or provision thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Company or any Affiliate or by any governmental authority having jurisdiction over the Company or any Affiliate seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Company or any Affiliate shall deny that it has any liability or any obligation for the payment of principal or interest purported to be created under any Loan Document.

         Section 7.2 Remedies. If an Event of Default shall have occurred and shall be continuing, the Lender shall have the right and option, in its sole discretion, to do any one or more of the following:

                (a)  Not make any further Advances;

                (b) Declare the principal of and interest on the Revolving Loans and the Revolving Note, all other amounts owed under this Agreement or the Revolving Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall immediately become absolute and due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Revolving Note to the contrary notwithstanding, whereupon all such amounts shall be due;

              (c) Exercise all of the post-default rights granted to it under the Loan Documents; and

              (d) Exercise all rights and remedies available to it at law or in equity.

                                    ARTICLE 8

                                 MISCELLANEOUS.

         Section 8.1       Notices.

         (1) Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Company, the Lender, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one (1) Business Day after delivery to the courier, if delivered by overnight courier service:

         (i)    If to the Company, to it at:

                     Two Piedmont Center, Suite 400
                     3565 Piedmont Road, N.E.
                     Atlanta, Georgia 30305-1502
                     Attn:  Chief Financial Officer
                     Telecopy No.:  (404) 364-6703

         with a copy (which shall not constitute notice) to:

                     Douglas B. Chappell, Esq.
                     Alston & Bird LLP
                     One Atlantic Center
                     1201 West Peachtree Street
                     Atlanta, Georgia  30309-3424
                     Telecopy No.: (404) 881-7777

         (ii)   If to the Lender, to it at:

                     Deborah Levin, Senior Vice President
                     NationsBank, N.A.
                     High Tech, 18th Floor
                     600 Peachtree Street
                     Atlanta, GA 30308-2213
                     Telecopy No.: (404) 607-6338
                with a copy (which shall not constitute notice) to:

                     Wayne Shortridge, Esq.
                     Paul, Hastings, Janofsky & Walker LLP
                     600 Peachtree Street
                     Suite 2400
                     Atlanta, GA 30308-2222
                     Telecopy No.: (404) 815-2424


         (b) Any party hereto may change the address to which notices shall be directed under this Section 8.1 by giving ten (10) days' written notice of such change to the other parties.

         Section 8.2 Expenses.  The Company will promptly pay:

         (a) Upon closing of this Agreement, all out-of-pocket expenses of the Lender in connection with the preparation, negotiation, execution and delivery of this Agreement, the Revolving Note and the other Loan Documents, including all post-closing matters, and the transactions contemplated hereunder and thereunder and the making of the Revolving Loans hereunder including, but not limited to, outside auditor costs, title and other insurance premiums, recording fees, and intangible, documentary stamp and other taxes and the reasonable attorneys' fees and disbursements of counsel for the Lender and the reasonable, allocated costs for services of internal counsel for the Lender;

         (b) All out-of-pocket expenses of the Lender in connection with the administration of the Revolving Loans and the Loan Documents in accordance with the provisions thereof, the restructuring, refinancing and "work-out" of the transaction herein contemplated, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lender relating to this Agreement or the other Loan Documents, including, but not limited to, the reasonable attorneys' fees and disbursements of counsel for the Lender and the reasonable, allocated costs for services of internal counsel for the Lender and post-closing filing fees; and

         (c) All costs and out-of-pocket expenses of obtaining performance under this Agreement or the other Loan Documents and all costs and out-of-pocket expenses of collection if default is made in the payment of the Revolving Note, which in each case shall include reasonable fees and expenses of counsel for the Lender and the reasonable allocated costs for services of internal counsel for the Lender.

         Section 8.3 Waivers. The rights and remedies of the Lender under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No failure or delay by the Lender in exercising any right shall operate as a waiver of such right. Any waiver or indulgence granted by the Lender shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lender at variance with the terms of this Agreement such as to require further notice by the Lender of the Lender's intent to require strict adherence to the terms of this Agreement in the future.

         Section 8.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of a Default or an Event of Default, the Lender and any subsequent holder of the Revolving Note are hereby authorized by the Company at any time or from time to time, without notice to the Company, or to any other Person, any such notice being hereby expressly waived, to set-off, to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by the Lender or such holder to or for the credit or the account of the Company, as the case may be, against and on account of the obligations and liabilities of the Company, as the case may be, to the Lender or such holder under this Agreement, the Revolving Note, and any other Loan Document, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Revolving Note, or any other Loan Document, irrespective of whether or not (a) the Lender or the holder of the Revolving Note shall have made any demand hereunder or (b) the Lender shall have declared the principal of and interest on the Revolving Loans and the Revolving Note and other amounts due hereunder to be due and payable as permitted by
Section 7.2 hereof and although said obligations and liabilities, or any of them, shall be contingent or unmatured.

         Section 8.5 Assignment.

         (a) The Company may not assign or transfer any of its rights or obligations hereunder or under the Revolving Note without the prior written consent of the Lender.

         (b) The Lender may at any time grant participations in, or sell, assign, transfer or otherwise dispose of, all or any portion of the Indebtedness of the Company outstanding pursuant to this Agreement and the Revolving Note upon prior written notice to the Company. The Company hereby agrees that any holder of a participation in, and any assignee or transferee of, all or any portion of any amount owed by the Company under this Agreement and the Revolving Note (i) shall be entitled to the benefits of the provisions of this Agreement as a lender hereunder and (ii) may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all amounts owed by the Company to such assignee, transferee or holder as fully as if such assignee, transferee or holder had made the Revolving Loans in the amount of the obligation in which it holds a participation or which is assigned or transferred to it.

         (c) Except as specifically set forth in Section 8.5(b) hereof, nothing in this Agreement or the Revolving Note, expressed or implied, is intended to or shall confer on any person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Revolving Note.

         Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 8.7 Governing Law. This Agreement and the Revolving Note shall be construed in accordance with and governed by the law of the State of Georgia.

         Section 8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 8.9 Interest and Charges. The Company and the Lender hereby agree that (a) the only charge imposed by the Lender upon the Company for the use of money in connection with the Revolving Loans is and shall be the interest expressed herein, as provided in the Revolving Note and the loan fees described in Section 1.6 hereof and (b) all other charges imposed by the Lender upon the Company in connection with the Revolving Loans, including, without limitation, any loan fee, default and late charges and charges for taxes and reserve requirements, are and shall be deemed to be charges made to compensate the Lender for administrative services and costs and other services and costs performed and incurred, and to be performed and incurred, by the Lender in connection with the Revolving Loans, and shall under no circumstances be deemed to be charges for the use of money. All charges referred to herein shall be fully earned when due and non-refundable when paid.

         Section 8.10 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         Section 8.11 Pronouns. The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

         Section 8.12 Entire Agreement; Amendments. This Agreement and the other Loan Documents represent the entire agreement between the Company and the Lender with respect to the subject matter of this transaction. No amendment or modification of the terms and provisions of this Agreement shall be effective unless in writing and signed by the Lender and the Company.


                                    ARTICLE 9

                                YIELD PROTECTION

         Section 9.1 LIBOR Rate Basis Determination. Notwithstanding anything contained herein which may be construed to the contrary, if with respect to any proposed LIBOR Rate Advance for any LIBOR Advance Period, the Lender determines that deposits in dollars (in the applicable amount) are not being offered to the Lender in the relevant market for such LIBOR Advance Period, the Lender shall forthwith give notice thereof to the Company, whereupon until the Lender notifies the Company that the circumstances giving rise to such situation no longer exist, the obligations of the Lender to make such types of LIBOR Rate Advances shall be suspended.

         Section 9.2 Illegality. If any applicable law, rule or regulation, or any change therein, or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for the Lender to make, maintain or fund its LIBOR Rate Advances, the Lender shall so notify the Company. Before giving any notice to the Company pursuant to this Section 9.2, the Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of the Lender, be otherwise disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 1 hereof, the Company shall repay in full the then outstanding principal amount of each affected LIBOR Rate Advance, together with accrued interest thereon, either (a) on the last day of the then current LIBOR Advance Period applicable to such LIBOR Rate Advance if the Lender may lawfully continue to maintain and fund such LIBOR Rate Advance to such day or (b) immediately if the Lender may not lawfully continue to fund and maintain such LIBOR Rate Advance to such day; provided, however, that notwithstanding any provision contained in this Agreement to the contrary, the Company shall not be required to compensate the Lender for any losses, including any loss or expenses incurred by reason of the liquidation, reemployment of deposits or other funds acquired to obtain the LIBOR Rate Advance, incurred as a consequence of any required conversion of a LIBOR Rate Advance to a Base Rate Advance as hereinafter provided, as a result of the events described in this Section. Concurrently with repaying each affected LIBOR Rate Advance, notwithstanding anything contained in Article 1 hereof, the Company shall borrow a Base Rate Advance (or the other type of LIBOR Rate Advance, if available) from the Lender, and the Lender shall make such Advance in an amount such that the outstanding principal amount of the Revolving Note shall equal the outstanding principal amount of the Revolving Note immediately prior to such repayment.

         Section 9.3  Increased Costs.

                (a) If any Applicable Law, rule or regulation, or any change therein, or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Lender with any request or directive (whether or not having the any such authority, central bank or comparable agency:

                   (i) Shall subject the Lender to any tax, duty or other charge with respect to its obligation to make LIBOR Rate Advances, or its LIBOR Rate Advances, or shall change the basis of taxation of payments to the Lender of the principal of or interest on its LIBOR Rate Advances or in respect of any other amounts due under this Agreement in respect of its LIBOR Rate Advances or its obligation to make LIBOR Rate Advances (except for changes in the rate of tax on the overall net income of the Lender imposed by the jurisdiction in which the Lender's principal executive office is located); or

                  (ii) Shall impose, modify, or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable LIBOR Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by the Lender, or shall impose on the Lender or the eurodollar interbank borrowing market any other condition affecting its obligation to make such

         LIBOR Rate Advances or its LIBOR Rate Advances; and the result of any of the foregoing is to increase the cost to the Lender of making or maintaining any such LIBOR Rate Advances, or to reduce the amount of any sum received or receivable by the Lender under this Agreement or under the Revolving Note with respect thereto, and such increase is not given effect in the determination of the LIBOR Rate then, on the earlier of demand by the Lender or the Maturity Date, the Company agrees to pay to the Lender such additional amount or amounts as will compensate the Lender for such increased costs. The Lender will promptly notify the Company of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lender to compensation pursuant to this Section 9.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the Lender, be otherwise disadvantageous to the Lender.

                (b) A certificate of the Lender claiming compensation under this
Section 11.9 and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error. In determining such amount, the Lender may use any reasonable averaging and attribution methods. If the Lender demands compensation under this
Section 9.3, the Company may at any time, upon at least five (5) Business Days' prior notice to the Lender, prepay in full the then outstanding affected LIBOR Rate Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 1.8 hereof. Concurrently with prepaying such LIBOR Rate Advances, the Company shall borrow a Base Rate Advance, or a LIBOR Rate Advance not so affected, from the Lender, and the Lender shall make such Advance in an amount such that the outstanding principal amount of the Revolving Note shall equal the outstanding principal amount of the Revolving Note immediately prior to such prepayment.

         Section 9.4 Effect On Other Advances. If notice has been given pursuant to Section 9.1, 9.2 or 9.3 suspending the obligation of the Lender to make any type of LIBOR Rate Advance, or requiring LIBOR Rate Advances of the Lender to be repaid or prepaid, then, unless and until such Lender notifies the Company that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by the Lender as to the type of LIBOR Rate Advances affected shall, at the option of the Company, be made instead as Base Rate Advances.

         Section 9.5 Capital Adequacy. If after the date hereof, the Lender (or any Affiliate of the Lender) shall have reasonably determined that the adoption of any applicable law, governmental rule, regulation or order regarding the capital adequacy of banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender (or any Affiliate of the Lender) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's (or any Affiliate of the Lender) capital as a consequence of the Lender's Commitment or Obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration the Lender's (or any Affiliate of the Lender) policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that the Lender's (or any Affiliate of the Lender) capital was fully utilized prior to such adoption, change or compliance), then, upon demand by the Lender, the Company shall immediately pay to the Lender such additional amounts as shall be sufficient to compensate the Lender for any such reduction actually suffered; provided, however, that there shall be no duplication of amounts paid to the Lender pursuant to this sentence and Section 9.3 hereof. A certificate of the Lender setting forth the amount to be paid to it by the Company as a result of any event referred to in this paragraph shall, absent manifest error, be conclusive.

                                   ARTICLE 10

                                   DEFINITIONS

         For the purposes of this Agreement:

         "Accounts" shall mean all accounts, contract rights, chattel paper, notes receivable, drafts, acceptances, instruments and documents and similar instruments and documents of the Company arising from the sale of goods or the rendering of services by the Company in the ordinary course of its business, whether secured or unsecured, and whether now existing or hereafter created or arising.

         "Acquisition" shall mean any business combination, by acquisition of assets, stock, merger or otherwise, by the Company or any of its Subsidiaries with any other Person, which Person shall then become part of the consolidated group with the Company or any such Subsidiary in accordance with GAAP. The surviving entity of any Acquisition (if not the Company or any existing Subsidiary of the Company) shall thereafter be deemed a Subsidiary for all purposes under this Agreement.

         "Acquisition Advance" shall mean an Advance the proceeds of which shall be used to fund the purchase price of a Material Acquisition, in whole or in part, and advanced subject to the terms and conditions of Section 1.9 hereof.

         "Advance" shall mean the amounts of the Revolving Loans advanced by the Lender to the Company pursuant to the terms hereof on the occasion of any borrowing, which amounts shall include, without limitation, those amounts advanced pursuant to any Acquisition Advance subject to Section 1.9 hereof.

         "Advance Rate" shall mean, at any particular time, the product of (a) EBITDA times (b) three (3). The Advance Rate in effect as of the last date of any quarter shall remain in effect until delivery of the financial statements under Section 5.1 hereof.

         "Affiliate" shall mean any Person directly or indirectly controlling, controlled by or under common control with the Company, and any Person who is a director, officer or shareholder owning, or having the right to acquire, more than ten percent (10%) of the issued and outstanding voting capital stock of the Company. For purposes of this definition, "control", when used with respect to any Person, includes, without limitation, the direct or indirect beneficial ownership of ten percent (10%) or more of the outstanding voting securities or voting equity of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agreement" shall mean this Agreement.

         "Agreement Date" shall mean the date as of which this Agreement is dated.

         "Applicable Interest Rate Margin" shall have the meaning set forth in
Section 1.3(c) hereof.

         "Applicable Law" shall mean in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it or its properties are bound.

         "Authorized Signatory" shall mean such senior personnel of the Company as may be duly authorized and designated in writing by the Company to execute documents, agreements and instruments on behalf of the Company.

         "Base Rate" shall mean, at any time, the rate of interest adopted by the Lender as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Lender as its "prime rate". The prime rate is not necessarily the lowest rate of interest charged to borrowers of the Lender. Each change in the Base Rate shall take effect simultaneously with the change in the Lender's "prime rate".

         "Base Rate Advance" shall mean an Advance which the Company requests to be made as a Base Rate Advance or which is reborrowed as a Base Rate Advance, in accordance with the provision of Section 1.2 hereof and which bears interest at a per annum rate equal to the sum of (i) the Base Rate plus (ii) the Applicable Interest Rate Margin in effect from time to time.

         "Business Day" shall mean a day on which the Lender is open for the transaction of the business required for this Agreement in Atlanta, Georgia.

         "Capital Expenditures" shall mean, for any period, the aggregate of all expenditures made by the Company during such period that, in conformity with GAAP, are required to be included or reflected on the balance sheet as a capital asset of the Company.

         "Capitalization" shall mean an amount equal to the amount of the total assets of the Company less the sum of its total liabilities, both determined in accordance with GAAP.

         "Capitalized Lease Obligation" shall mean that portion of any obligation of the Company as lessee under a lease which at the time would be required to be capitalized on the balance sheet of the Company in accordance with GAAP.

         "Change of Control" shall mean and be deemed to have occurred if (a)(i) the persons who are stockholders of the Company on the Agreement Date shall at any time not own, in the aggregate, directly or indirectly, beneficially and of record, at least fifty percent (50%) of the outstanding shares of securities which generally entitle the holder thereof to vote for the election of directors (the "Voting Stock") of the Company (other than as the result of one or more widely distributed offerings of common stock of the Company, in each case whether by the Company or by one or more stockholders of the Company and/or (ii) any Person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) shall at any time have acquired direct or indirect beneficial ownership of a percentage of the outstanding Voting Stock of the Company representing in excess of thirty percent (30%) of the Voting Stock of the Company, unless, in the case of either clause (i) or (ii) above; and/or (b) at any time Continuing Directors shall not constitute a majority of the Board of Directors of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean and include all real and personal property of the Company and its Subsidiaries, whether now owned or hereafter acquired by the Company or any of its Subsidiaries or in which the Company or such Subsidiary has or hereafter acquires any interest with respect to which the Lender have, or are entitled or intended to have, a security interest, assignment, lien, trust title or security title pursuant to the terms of this Agreement, any Security Document or any other instrument or agreement now or hereafter effective between the Lender and the Company as security for the payment and performance of all or any portion of the Obligations.

         "Commitment" shall mean the obligation of the Lender to advance the aggregate sum of $25,000,000 to the Company pursuant to the terms hereof.

         "Company" shall mean Medirisk, Inc., a Delaware corporation.

         "Continuing Director" shall mean, at any date, an individual (a) who is a member of the Board of Directors of the Company on the date hereof, (b) who, as at such date, has been a member of such Board of Directors for at least the twelve (12) preceding months, (c) who has been nominated to be a member of such Board of Directors, directly or indirectly, by management of the Company or Persons nominated by management of the Company, [(d) who has been nominated to be a member of the Board of Directors pursuant to the terms of that certain Stock Purchase Agreement, dated January 8, 1996, between the Company and HealthPlan Services Corporation,] or (e) who has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

         "Counterparty" shall mean, with respect to any Acquisition, any Person party to such Acquisition, other than the Company and any Subsidiary of the Company.

         "Credit Party" shall mean, with respect to the Company and its Subsidiaries, each Person that is, or shall in the future, be a party to the Loan Documents required to executed by such Person hereunder.

         "Debt" shall mean all Indebtedness of the Company.

         "Debt Service" shall mean, for any period, payments of principal of, interest on and other amounts payable with respect to, Debt.

         "Debt Service Coverage Ratio" shall mean, for any period, a ratio of which the numerator is EBITDA for the previous four quarters less the sum of taxes paid in cash, less dividends paid in cash, less Maintenance Capital Expenditures; and the denominator is the sum of Debt Service plus Imputed Amortization.

         "Default" shall mean any of the events specified in Section 7.1 hereof, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

         "Default Rate" shall mean a simple per annum interest rate equal to the sum of (i) (x) the Base Rate or the LIBOR Basis, as applicable, plus (y) the Applicable Interest Rate Margin as then in effect, plus (ii) two percent (2%).

         "EBITDA" shall mean, for any period, the Net Income of the Company for such period, plus, without duplication and to the extent reflected as charges in the statement of Net Income for such period, the sum of (a) taxes measured by income, (b) interest expense, (c) depreciation and amortization expense, (d) amortization (or accelerated amortization) of original issue discount and (e) non-cash charges and expenses related to Acquisitions or research and development, including, without limitation, acquired in- process research and development expense and similar expenses, all as determined in accordance with GAAP; provided, however, that all cash items of gain or loss for such fiscal period which are not ordinary by GAAP shall be included in the computation of EBITDA and; provided further, that all non-cash items of gain or loss for such fiscal period which are not ordinary by GAAP shall be excluded from the computation of EBITDA.

         "Environmental Laws" shall mean any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any governmental authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect on the Agreement Date and as such Act may be amended thereafter from time to time.

         "ERISA Affiliate" shall mean any "affiliate" of the Company within the meaning of Section 414 of the Code.

         "Event of Default" shall mean any of the events specified in Section
7.1 hereof, provided that any requirement for notice or lapse of time, or both, has been satisfied.

         "Funding Date" shall mean the business day on which an Advance is to be made by the Lender to the Company.

         "GAAP" shall mean, as in effect from time to time, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and of the Financial Accounting Standards Board in the United States on the Agreement Date consistently applied.

         "Guaranty" or "Guarantee", as applied to an obligation (each a "primary obligation"), shall mean and include (a) any guaranty, direct or indirect, in any manner, of any part or all of such primary obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such primary obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit, and any obligation of such Person (the "primary obligor"), whether or not contingent,
(i) to purchase any such primary obligation or any property or asset constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of such primary obligation or (2) to maintain working capital, equity capital or the net worth, cash flow, solvency or other balance sheet or income statement condition of any other Person, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner or holder of any primary obligation of the ability of the primary obligor with respect to such primary obligation to make payment thereof or (iv) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof.

         "Hazardous Materials" shall mean any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof) or friable asbestos containing materials defined or regulated as such in or under any Environmental Law.

         "Imputed Amortization" shall mean, for any period, the average outstanding principal balance of the Revolving Loans during such period calculated based on a hypothetical amortization of the Revolving Loans over a five (5) year period.

         "Indebtedness" of any Person shall mean (a) all indebtedness of such Person for borrowed money, (b) the deferred purchase price of assets or services that in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, and (e) all Capitalized Lease Obligations of such Person.

         "Lender" shall mean NationsBank, N.A., and its successors and assigns.

         "LIBOR" shall mean, for any LIBOR Advance Period, the average (rounded upward to the nearest one sixteenth of one percent (1/16%)) of the interest rates per annum which appear on Telerate Page 3750 as of approximately 11:00 a.m. (London time), or, if unavailable, any generally accepted successor rate selected by the Lender, two (2) Business Days before the first day of such LIBOR Advance Period, with respect to an Advance in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the LIBOR Advance Period for, the LIBOR Advance sought by the Company.

         "LIBOR Advance" shall mean an Advance which the Company requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 1.2 hereof and which bears interest at a per annum rate equal to the LIBOR Basis plus the Applicable Interest Rate Margin in effect from time to time.

         "LIBOR Advance Period" shall mean, for each LIBOR Advance, each one, two, three or six month period, as selected by the Company and made available by the Lender pursuant to Section 1.2 hereof, during which the applicable LIBOR (but not the Applicable Interest Rate Margin) shall remain unchanged. Notwithstanding the foregoing, however: (i) any applicable LIBOR Advance Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such LIBOR Advance Period shall end on the next preceding Business Day; (ii) any applicable LIBOR Advance Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such LIBOR Advance Period is to end shall (subject to clause (i) above) end on the last Business Day of such calendar month; and (iii) no LIBOR Advance Period shall extend beyond the Maturity Date. Interest shall be due and payable with respect to any LIBOR Advance as provided in Section 1.3 hereof.

         "LIBOR Basis" shall mean a simple per annum interest rate equal to the quotient of (i) LIBOR divided by (ii) one minus the LIBOR Reserve Percentage, stated as a decimal. The LIBOR Basis shall be rounded upward to the nearest one sixteenth of one percent (1/16%) and, once determined, shall remain unchanged during the applicable LIBOR Advance Period, except for changes to reflect adjustments in the LIBOR Reserve Percentage.

         "LIBOR Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not the Lender has any Eurocurrency Liabilities subject to such reserve requirement at that time. The LIBOR Basis for any LIBOR Advance shall be adjusted as of the effective date of any change in the LIBOR Reserve Percentage.

         "Lien" shall mean, with respect to any property, any security deed, mortgage, deed to secure debt, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, negative pledge, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

         "Loan Documents" shall mean this Agreement, the Revolving Note, the Security Documents and all other documents, agreements, certificates, reports and instruments now or hereafter executed in connection herewith or contemplated hereby.

         "Maintenance Capital Expenditures" shall mean, for any period, the amount equal to fifty percent (50%) of the sum of (i) depreciation plus (ii) Net Capitalized Software, as determined in accordance with GAAP for such period.

         "Material Acquisition" shall mean any Acquisition the purchase price of which, in terms of cash and other consideration paid and Indebtedness assumed, shall be in excess of $7,500,000.

         "Material Customer Contracts" shall mean those contracts, licenses and other agreements between the Company, or any of its Subsidiaries, and any customer of the Company, or any of its Subsidiaries, pursuant to which the Company, or any of its Subsidiaries, provides database and decision-support software services and from which the Company expects to receive revenue during any fiscal year in excess of an amount equal to five percent (5%) of the Company's total revenue for the immediately preceding fiscal year.

         "Materially Adverse Effect" shall mean any materially adverse effect
(a) upon the business, assets, liabilities, financial condition, results of operations or business prospects of the Company, or (b) upon the ability of the Company to perform any material obligations under this Agreement or any other Loan Document, or (c) upon the rights, benefits or interests of the Lender in or to this Agreement, any other Loan Document or the Collateral, in any case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

         "Maturity Date" shall mean July 15, 2000, or such earlier date as payment of the Revolving Loans shall be due (whether by acceleration or otherwise); provided, however, that the Maturity Date may be subject to extension pursuant to the terms of Section 1.1(c) hereof.

         "Medirisk-IL" shall mean Medirisk of Illinois, Inc., an Indiana corporation, formerly known as Formations In Health Care, Inc.

         "Medirisk-MO" shall mean Medirisk of Missouri, Inc., a Missouri corporation, formerly known as PracticeMatch, Inc.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Necessary Authorizations" shall mean all authorizations, consents, approvals, permits, licenses and exemptions of, filings and registrations with, and reports to, all governmental and other regulatory authorities, whether federal, state or local, and all agencies thereof (including, without limitation, any specific authorizations, licenses, franchises, etc. that may be required for the particular industry of the Company).

         "Net Assets" shall mean, with respect to the Company and its Subsidiaries, the aggregate amount of all items categorized as assets on the consolidated balance sheet of the Company and its Subsidiaries under GAAP.

         "Net Capitalized Software" shall mean capitalized software as at the last date of such period less (y) capitalized software as at the first date of such period less (z) any capitalized software acquired during such period.

         "Net Income" shall mean, for any period, the net income (or deficit) of the Company and its Subsidiaries, on a consolidated basis, for such period, determined in accordance with GAAP.

         "Net Worth" shall mean, with respect to the Company and its Subsidiaries on a consolidated basis, the excess of Net Assets over Indebtedness.

         "Obligations" shall mean all payment and performance duties, liabilities and obligations of the Company to the Lender, whether now existing or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, including without limitation, all liabilities now or at any time or times hereafter owing to the Lender under this Agreement, the Revolving Note and the other Loan Documents.

         "Payment Date" shall mean the last day of each LIBOR Advance Period for a LIBOR Advance.

         "Permitted Liens" shall mean, as applied to any Person:

                (a) Any Lien in favor of the Lender given to secure the Obligations;

                (b) (i) Liens on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies, or claims the non-payment of which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books;

                (c) Liens of landlords and liens of carriers, warehousemen, mechanics, laborers, suppliers, workers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance or other types of social security benefits;

                (e) Easements, rights-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person, or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with any Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of such Person;

                (f) Purchase money security interests, provided that such Lien attaches only to the asset so purchased by the Company and secures only Indebtedness incurred by the Company in order to purchase such asset, so long as the aggregate Indebtedness secured by such liens does not exceed $250,000 for any twelve (12) month period;

                (g) Deposits to secure the performance of bids, trade contracts, tenders, sales, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                (h) Liens on assets of the Company on the Agreement Date as more fully set forth on Schedule 9A, attached hereto;

                (i) Liens to which any asset is subject at the time of the Company's purchase thereof, provided that such Lien is not created in anticipation of such purchase;

                (j) Judgment Liens which shall not constitute an Event of Default;

                (k) Interest of any lessor in property leased by the Company or any Subsidiary; and

                (l) Leases and subleases granted to other Persons which shall not, in any material respect, interfere with the business and operations of the Company and its Subsidiaries, on a consolidated basis.

         "Person" shall mean an individual, corporation, partnership, trust, joint stock company, limited liability company or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" shall mean an employee benefit plan within the meaning of
Section 3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any Affiliate of such Person.

         "Properties" shall mean all parcels of real property owned or operated by the Company or any of its Subsidiaries; and "Property" shall mean any of the foregoing parcels.

         "Reportable Event" shall have the meaning set forth in Title IV of ERISA.

         "Request for Acquisition Advance" shall mean any certificate delivered pursuant to Section 1.9 hereof and signed by an Authorized Signatory requesting an Acquisition Advance requiring the consent of the Lender hereunder which will increase the aggregate amount of the Revolving Loans outstanding, which certificate shall be denominated a "Request for Acquisition Advance", and shall be in substantially the form of Exhibit F-1 attached hereto. Each Request for Acquisition Advance shall, among other things, (a) specify the Funding Date of the Acquisition Advance, which shall be a Business Day, the amount of the Acquisition Advance and the type of Acquisition Advance, and (b) state that there shall not exist, on the date of the requested Acquisition Advance and after giving effect thereto, a Default or an Event of Default.

         "Request for Advance" shall mean any certificate signed by an Authorized Signatory requesting an Advance hereunder which will increase the aggregate amount of the Revolving Loans outstanding, which certificate shall be denominated a "Request for Advance", and shall be in substantially the form of Exhibit F-2 attached hereto. Each Request for Advance shall, among other things,
(a) specify the Funding Date of the Advance, which shall be a Business Day, the amount of the Advance and the type of

Advance, and (b) state that there shall not exist, on the date of the requested Advance and after giving effect thereto, a Default or an Event of Default.

         "Restricted Payment" shall mean (a) any direct or indirect distribution, dividend or other payment to any Person on account of any shares of capital stock or other securities of the Company and (b) any payment of any management, consulting or similar fees payable by the Company and to any Affiliate.

         "Restricted Purchase" shall mean any payment on account of the purchase, redemption or other acquisition or retirement of any shares of capital stock or other securities of the Company.

         "Revolving Loans" shall mean, collectively, the amounts advanced by the Lender to the Company under the Commitment, not to exceed the Commitment, and evidenced by the Revolving Note, and "Revolving Loan" shall mean one of the Revolving Loans made by the Lender.

         "Revolving Note" shall mean that certain Revolving Loan Promissory Note in the original principal amount of $25,000,000 issued to the Lender, substantially in the form of Exhibit G attached hereto, and any amendments, renewals or extensions thereof.

         "Security Agreement" shall mean that certain Security Agreement of even date herewith between the Company and the Lender, substantially in the form of Exhibit H attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Security Documents" shall mean, collectively, the Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guaranty and any other agreement, document or instrument granting collateral for the Obligations, whether now or hereafter in existence, and any filings, instruments, agreements and other documents related thereto or to this Agreement, and providing the Lender with Collateral for the Obligations.

         "Solvent" shall mean, as to any Person, that such Person has capital sufficient to carry on its business and transactions in which it is about to engage and is able to pay its debts as they mature and owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay its debts.

         "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which fifty percent (50%) or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body), regardless of the existence at the time of a right of the holders of any class or classes (however designated) of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which fifty percent (50%) or more of the outstanding partnership interests is, at the time, owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, and
(b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

         "Stock Pledge Agreement" shall mean that certain Stock Pledge Agreement of even date herewith between the Company and the Lender, substantially in the form of Exhibit I attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary Guaranty" shall mean that certain Subsidiary Guaranty of even date herewith between each of the Subsidiaries of the Company and the Lender, substantially in the form of Exhibit J attached hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary Security Agreement" shall mean that certain Subsidiary Security Agreement of even date herewith between each of the Subsidiaries of the Company and the Lender, substantially in the form of Exhibit K attached hereto, as the same may be amended, supplemented or otherwise modified form time to time.

         "Total Funded Debt" shall mean, with respect to the Company, all Debt issued, incurred, assumed or guaranteed by the Company of for the payment of which the Company is otherwise liable, directly or indirectly, whether or not such Debt now exists or shall hereafter be created, and shall include, without duplication, all Capitalized Lease Obligations.

         "Trademark Security Agreement" shall mean, [collectively,] that certain Trademark Security Agreement dated as of March 28, 1997 executed by Medirisk-MO in favor of the Lender, a copy of which is attached hereto as Exhibit C-2, [and that certain Trademark Security Agreement executed by ________ in favor of the Lender, substantially in the form of Exhibit C-1 attached hereto.]

         Each definition of a document in this Article 10 shall include such document, as amended, modified or supplemented from time to time with the prior consent of the Lender and, except where the context otherwise requires, definitions imparting the singular shall include the plural and vice versa. Except where restricted, reference to a party to a Loan Document includes that party and its successors and permitted assigns. All accounting terms used herein without definitions shall be used as defined under GAAP. All calculations with respect to financial covenants and otherwise shall be made as at the end of each calendar quarter on the basis of the previous four (4) quarters; provided that, during the first three (3) quarters of the term hereof, the calculations shall be based on an annualized basis of the preceding quarters.

                                   ARTICLE 11

                           WAIVER OF JURY TRIAL, ETC.

         Section 11.1 Consent to Venue. The Company (a) hereby irrevocably waives any objection it would make now or hereafter for the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document brought in the Northern District of Georgia of the Federal courts of the United States of America, and (b) hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an incorrect forum.

         Section 11.2 Waiver of Jury Trial. THE COMPANY AND THE LENDER HEREBY AGREE TO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE COMPANY, THE LENDER OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, THE REVOLVING NOTE OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS ARTICLE 10.

                                   ARTICLE 12

                                   ARBITRATION

         Section 12.1 Arbitration. Any controversy or claim between or among the parties hereto, including but not limited to, those arising out of or relating to this Agreement and the other Loan Documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the rules of practice and procedure for the arbitration of commercial disputes of J.A.M.S./Endispute or any successor thereof ("J.A.M.S."), and the "special rules" set forth below. In the event of any inconsistency, the "special rules" shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this instrument, agreement or document may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement and the other Loan Documents applies in any court having jurisdiction over such action.

         Section 12.2 Special Rules. The arbitration shall be conducted in Atlanta, Georgia, and administered by J.A.M.S, who will appoint an arbitrator. If J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve as administrator. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration. Further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

         Section 12.3 Reservation of Rights. Nothing in this arbitration provision shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement or the other Loan Documents; or (ii) be a waiver by the Lender of the protection afforded to it, if applicable, by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Lender (a) to exercise self help remedies such as (but not limited to) setoff, or (b) to foreclose against any real or personal property collateral, or (c) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.


                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

COMPANY:                             MEDIRISK, INC.


                                     By:     /s/ Thomas C. Kuhn, III
                                          ---------------------------

                                     Name:    THOMAS C. KUHN, III
                                          ---------------------------
                                     Title: Vice President
                                          ---------------------------



LENDER:                              NATIONSBANK, N.A.


                                     By:    /s/ Deborah Levin
                                        ----------------------------
                                     Name:   DEBORAH LEVIN
                                          --------------------------
                                     Title: Senior Vice President
                                          --------------------------

                                    EXHIBIT B


                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of MEDIRISK OF MISSOURI, INC., a Missouri corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (a) Except as described on Exhibit A attached hereto, all
              of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of _________, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (b) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (c) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (d) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:

NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------



                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.



                                        MEDIRISK OF MISSOURI, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                                          Secretary
                                           Its:






Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of MEDIRISK OF ILLINOIS, INC., an Indiana corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (e) Except as described on Exhibit A attached hereto, all
              of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of ________, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (f) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (g) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (h) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:

NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.




                                        MEDIRISK OF MISSOURI, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                                          Secretary
                                           Its:






Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of CIVS, INC., a Maryland corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (i) Except as described on Exhibit A attached hereto, all
              of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of ______, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (j) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (k) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (l) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:


NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------




                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.


                                       CIVS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Its:           Secretary



Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of CAREDATA REPORTS, INC., a New York corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (m) Except as described on Exhibit A attached hereto, all
              of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of ______, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (n) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (o) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (p) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:


NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------


                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.



                                       CAREDATA REPORTS, INC.



                                       By:
                                          -----------------------------------
                                           Name:
                                                -------------------------------
                                                          Secretary
                                           Its:





Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of MEDSOURCE, INC., a Minnesota corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (q) Except as described on Exhibit A attached hereto, all
              of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of ______, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (r) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (s) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (t) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:

NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.



                                       MEDSOURCE, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Its:           Secretary



Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of HEALTHDEMOGRAPHICS, INC., a Delaware corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (u) Except as described on Exhibit A attached hereto, all
              of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of ______, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (v) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (w) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (x) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:


NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.



                                       HEALTHDEMOGRAPHICS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Its:           Secretary




Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of SUCCESSFUL SOLUTIONS, INC., a Delaware corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (y) Except as described on Exhibit A attached hereto, all of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of _______, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (z) Attached hereto as Exhibit B is a true, complete and correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (aa) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (bb) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:


NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.



                                       SUCCESSFUL SOLUTIONS, INC.


                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Its:           Secretary





Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                           SUBSIDIARY LOAN CERTIFICATE


                      The undersigned, who is the Secretary of SWEETWATER HEALTH ENTERPRISES, INC., a Texas corporation (the "Subsidiary"), does hereby certify on behalf of the Subsidiary that the undersigned is the duly elected and qualified holder of the office set forth below the undersigned's signature below and an Authorized Signatory of the Subsidiary. In connection with that certain Amended and Restated Credit Agreement dated as of June ___, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Medirisk, Inc. (the "Company") and NationsBank, N.A. (the "Lender"), the undersigned hereby certifies to the Lender that:

                      (cc) Except as described on Exhibit A attached hereto, all of the information provided to the Lender in that certain Subsidiary Loan Certificate of dated as of _______, provided on behalf of the Subsidiary in connection with the Prior Credit Agreement, and all certifications contained therein remain true and correct as of the date hereof and all documents provided in connection therewith remain in full force and effect and have not been modified, amended or supplemented;

                      (dd) Attached hereto as Exhibit B is a true, complete and
              correct copy of the resolutions of the Subsidiary, authorizing the Subsidiary to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party;

                      (ee) Attached hereto as Exhibit C are good standing
              certificates or similar certificates, as the case may be, from the Secretary of State of the Subsidiary's organization and each other state where the Subsidiary is authorized to do business;

                      (ff) The following persons are the Authorized Signatories
              of the Subsidiary, each of such persons having been duly elected to the offices set forth opposite their respective names below, and the signatures set forth opposite their respective names below are their respective genuine signatures:


NAME                                TITLE                               SIGNATURE
----                                -----                               ---------
--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

--------------------------          -----------------------             -------------------

                      Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                      IN WITNESS WHEREOF, I have signed this Certificate this ____ day of ________, 19__.



                                      SWEETWATER HEALTH ENTERPRISES, INC.



                                      By:
                                         -----------------------------------
                                           Name:
                                                -------------------------------
                                                          Secretary
                                           Its:





Attachments

Exhibit A     Prior Certifications
Exhibit B     Authorizing Resolutions
Exhibit C     Good Standing Certificates

                                  EXHIBIT C-1

                          TRADEMARK SECURITY AGREEMENT

                  This TRADEMARK SECURITY AGREEMENT (this "Agreement"), made as of this day _______of ______, ,__ by SWEETWATER HEALTH ENTERPRISES, INC., a Texas corporation, having its chief executive office at Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305 ("Assignor"), in favor of NATIONSBANK, N.A., having an office located at 600 Peachtree Street, N.E., Atlanta, Georgia 30308 (the "Lender", and sometimes herein "Assignee").

                                    RECITALS

                  WHEREAS, Medirisk, Inc., a Delaware corporation (the "Borrower") and the Lender have entered into an Amended and Restated Credit Agreement, dated as of June , 1998 (as the same may be amended, restated, supplemented or otherwise modified or refinanced or refunded from time to time, the "Credit Agreement"); and

                  WHEREAS, Assignor is a wholly-owned Subsidiary of the Borrower, and as such will realize substantial direct and indirect benefits from the continued extension of credit to the Borrower under the Credit Agreement; and

                  WHEREAS, it is a condition to the continued extension of credit under the Credit Agreement that Assignor shall have granted to the Lender, a security interest in Assignor's assets, including, without limitation, common law and statutory trademarks, service marks, trade names, trademark and service mark registrations, applications for trademark or service mark registrations and any other indicia of origin, and licenses thereunder, as well as all goodwill associated therewith (all such trademarks, service marks, trade names, registrations, applications and other indicia, licenses thereunder and goodwill associated therewith being, collectively, the "Trademarks");

                  NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor agrees as follows:

                  1. Incorporation of Credit Agreement. The Credit Agreement and the definitions, terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. Terms used herein which are defined in the Credit Agreement shall have the respective meanings set forth in the Credit Agreement unless otherwise defined herein.

                  2. Grant of Security. To secure the complete and timely payment of all of the obligations of Assignor to the Lender now or hereafter existing from time to time, Assignor hereby grants to Assignee a security interest in, the entire right, title and interest, in the United States and throughout the world, in and to the following, whether now owned or hereafter acquired (the "Collateral"):

                           (a) Each of the Trademarks which are presently, or in the future may be from time to time, owned, held (whether pursuant to a license or otherwise) or used by Assignor, in whole or in part, in conducting its business (including, without limitation, the United States trademark and service mark registrations, and applications for registration, specifically identified on Schedule A attached hereto);

                           (b) all proceeds of the Trademarks (such as, by way of example and not by way of limitation, license royalties and proceeds of infringement suits);

                           (c) the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Assignor or in the name of Assignee for past, present and future infringements of the Trademarks and all rights (but not obligations) corresponding thereto; and

                           (d) all documents and things in Assignor's possession, or subject to its demand for possession, related to the production and sale by Assignor, or any Subsidiary, licensee or subcontractor of Assignor, of products or services sold by or under the authority of Assignor in connection with the Trademarks, including by way of example, without limitation: (i) all lists and ancillary documents which identify and describe any of Assignor's customers, or those of its Subsidiaries or licensees, for products sold under or in connection with the Trademarks, including without limitation, such existing lists and ancillary documents which contain each customer's full name and address, the identity of the person or persons having the principal responsibility on each customer's behalf for ordering products or services of the kind supplied by Assignor, the credit, payment, discount, delivery and other sale terms applicable to such customer, together with detailed information setting forth the total purchases, by brand, product, style and size and the patterns of such purchases; (ii) all product and service specification documents and production and quality control manuals used in the manufacture of products or provision of services sold under or in connection with the Trademarks; (iii) all documents which reveal the name and address of all sources of supply, and all terms of purchase and delivery, for all materials and components used in the production of products or provision of service, sold under or in connection with the Trademarks; and (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Assignor or its Subsidiaries or licensees of products sold under or in connection with the Trademarks including, by way of example and not in limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products;


it being understood and agreed that the Collateral hereunder shall include, without limitation, rights and interests pursuant to licensing or other contracts in favor of Assignor pertaining to common law and statutory trademarks, service marks, trade names, trademark and service mark registrations, applications for trademark or service mark registrations and any other indicia of origin presently or in the future owned or used by third parties, but in the case of third parties which are not Subsidiaries of Assignor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties.

                  3. Inspection Rights. Assignor hereby grants to Assignee and all employees, representatives and agents the right to visit Assignor and any of its Subsidiaries' or subcontractor's plants and facilities which manufacture, inspect or store products or provide services (or which have done so during the prior six-month period) sold under any of the Trademarks, and to inspect the products of and services and quality control records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested.

                  4. Representations and Warranties. Assignor covenants and warrants as follows:

                           (a) A true and complete list of all United States trademark and service mark registrations and applications for registration (the "U.S. Registrations") owned, held (whether pursuant to a license or otherwise) or used by Assignor, in whole or in part, in conducting its business is set forth on Schedule A hereto as such schedule may be supplemented and amended from time to time.

                           (b) The Trademarks are subsisting and have not been adjudged invalid or unenforceable and Assignor is not aware of any claim by any third party that the Trademarks are invalid or unenforceable.

                           (c) To the best of Assignor's knowledge, each of the Trademarks is valid and enforceable.

                           (d) No claim has been made that the practice of any of the Trademarks does or may violate the rights of any third person.

                           (e) Assignor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, charge or encumbrance, including, without limitation, pledges, assignments, licenses, shop rights and covenants by Assignor not to sue third persons, except for (i) the security interest and assignment created by this Agreement and (ii) Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Assignee relating to this Agreement or for which duly executed termination statements have been recorded or delivered to Assignee.

                           (f) This Agreement will create in favor of Assignee a valid and perfected first priority security interest in the Collateral upon making the filings referred to in clause (g) below.

                           (g) Except for the filing of financing statements with the appropriate officer in Fulton County, Georgia under the UCC and filings with the United States Patent and Trademark Office, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
         (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Assignor or (ii) for the perfection of or the exercise by Assignee of its rights and remedies hereunder to the U.S. Registrations.

                           (h) The chief executive office of Assignor is located at the address set forth above for Assignor.

                           (i) Except as disclosed on Schedule B attached hereto, none of Assignor's Affiliates or Subsidiaries has any right, title or interest in any Trademarks.

                  5. New Trademarks and Applications. If, during the term of the Credit Agreement, Assignor shall obtain rights to any new Trademarks, the provisions of this Agreement shall automatically apply thereto. With respect to any new U.S. Registrations, Assignor shall give to Assignee prompt notice thereof in writing.

                  6. Assignor's Covenants. On a continuing basis and at the request of Assignee, Assignor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments, including, without limitation, appropriate financing and continuation statements and security agreements, and take all such action as may be deemed necessary or advisable by Assignee to carry out the intent and purposes of this Agreement, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral. Without limiting the generality of the foregoing sentence, Assignor (i) shall not enter into any agreement which would or might in any way impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent; (ii) upon the written request of

Assignee, shall use its best efforts to obtain any necessary consents of third parties to the grant or perfection of a security interest to Assignee with respect to the Collateral; (iii) authorizes Assignee in its sole discretion to modify this Agreement without first obtaining Assignor's approval of or signature to such modification by amending Schedule A thereof to include a reference to any right, title or interest in any existing U.S. Registration and any U.S. Registration acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any U.S. Registration in which Assignor no longer has or claims any right, title or interest; (iv) shall, from time to time upon Assignee's request, cause its books and records to be marked with such legends or segregated in such manner as Assignee may reasonably specify, and take or cause to be taken such other action and adopt such procedures as Assignee may reasonably specify to give notice of or to perfect the security interest in the Collateral intended to be created hereby; (v) shall at all times keep at least one complete set of its records concerning substantially all of the Trademarks at its chief executive office as set forth above and will not change the location of its chief executive office or such records without giving Assignee at least thirty (30) days' prior written notice thereof; (vi) shall promptly, following its becoming aware thereof, notify Assignee of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office or any United States or foreign court regarding Assignee's claim of ownership in any of the Collateral; (vii) shall promptly notify Assignee of the filing of an application for registration of any trademark; (viii) shall not permit the inclusion in any contract to which it becomes a party of any provisions which could or might in any way impair or prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts; (ix) shall properly maintain and care for the Collateral; (x) shall not grant any security interest in any Collateral (other than Permitted Liens) except in the name of Assignee; (xi) shall not sell, license, or contract for sale or otherwise dispose of any Collateral except as may be permitted by the Credit Agreement; (xii) upon any officer of Assignor obtaining knowledge thereof, shall promptly notify Assignee of any event which materially adversely affects the value of any Collateral, the ability of Assignor or Assignee to dispose of any of the Trademarks or the rights and remedies of Assignee in relation thereto including, without limitation, the levy of any legal process against any of the Collateral; (xiii) until Assignee exercises its rights to make collection, shall diligently keep reasonable records respecting the Collateral; (xiv) shall promptly notify Assignee of any suspected infringement of any of the Trademarks by any third party and of all steps, including the commencement and course of litigation, taken to remedy such infringement; and
(xv) shall use proper statutory notice in conjunction with each of the U.S. Registrations.

                  7. Amounts Payable in Respect of the Trademarks. Except as otherwise provided in this Section 7 or in the Credit Agreement, Assignor shall continue to collect, at its own expense, all amounts due or to become due to Assignor in respect of the Trademarks. Upon the occurrence and during the continuance of an Event of

Default, Assignee is hereby given full power and authority, without notice or demand, (i) to notify any and all obligors of Assignor with respect to any Trademark obligation which Assignor, except for the execution hereof, could ask for, and (ii) to demand, take, collect, sue for and receive for its own use all amounts due or to become due Assignor in respect of the Trademarks, and in connection therewith to enforce all rights and remedies with respect to any Trademark which Assignor could enforce if this Agreement had not been made; and Assignor hereby ratifies any action which Assignee shall lawfully take to enforce Assignee's rights hereunder. Whether or not Assignee shall have so notified any obligors, Assignor shall at its expense render all reasonable assistance to Assignee in enforcing claims against such obligors.

                  8. Trademark Applications, Renewal and Litigation. Assignor shall have the duty to prosecute diligently any application for trademark registration of the U.S. Registrations specifically identified in Schedule A annexed hereto pending as of the date of this Agreement or thereafter during the term of the Credit Agreement, to make U.S. application on any existing or future unregistered but registrable Trademark (except those having negligible commercial value) and to preserve, renew and maintain all Trademarks as to which a security interest has been granted pursuant to this Agreement. Any expenses incurred in connection with such an application, or in protecting, maintaining or preserving the Trademarks, shall be borne by Assignor.

                  Assignor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, or other damage or opposition or cancellation proceedings as are reasonable to protect any of the Trademarks. However, no such suit, proceeding or other action shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of Assignee. Assignor shall indemnify and hold harmless Assignee for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees) of any kind whatsoever which may be imposed on, incurred by or asserted against Assignee in connection with or in any way arising out of such suits, proceedings or other actions other than actions caused by Assignee's gross negligence or willful misconduct.

                  9. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                           (a) Assignee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the UCC in effect in the State of Georgia at that time (whether or not the UCC applies to the affected Collateral) and also may (i) require Assignor to, and Assignor hereby agrees that it will at its expense and upon request of Assignee forthwith, assemble all or part of the Collateral as directed by Assignee and make it available to Assignee at a place to be designated by Assignee which is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Assignee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Assignee may deem commercially reasonable; (iii) occupy any premises owned or leased by Assignor where the Collateral or any part thereof is located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Assignor in respect of such occupation; and (iv) exercise any and all rights and remedies of Assignor under or in connection with the contracts related to Collateral or otherwise in respect of the Collateral, including, without limitation, any and all rights of Assignor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts. Assignor agrees that, to the extent notice of sale shall be required by law, at least ten
         (10) days' written notice to Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Assignee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Assignee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (b) Any cash held by Assignee as Collateral and all cash proceeds received by Assignee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Assignee, be held by Assignee as collateral for, and then or at any time thereafter applied in whole or in part by Assignee against, all or any part of the obligations of Assignor to the Lender in such order as is provided in the Credit Agreement. Any surplus of such cash or cash proceeds held by Assignee and remaining after payment in full of all such Obligations shall be paid over to Assignor or to whomsoever may be lawfully entitled to receive such surplus.

                  10. Power of Attorney. Assignor hereby authorizes and empowers Assignee, upon the occurrence and during the continuation of an Event of Default, to make, constitute and appoint any officer or agent of Assignee as Assignor's true and lawful attorney-in-fact, with power (i) to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee in the use or maintenance of the Collateral, (ii) to take any other actions with respect to the Collateral, including without limitation, commencement or continuation of any litigation or administrative proceeding, as Assignee deems in its best interest, (iii) to grant or issue an exclusive or non-exclusive license to the Trademarks to anyone, or (iv) to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone.

                  11. Amendments, etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Assignor herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, except as provided in Section 6, in which case the writing need only be signed by Assignee.

                  12. Address for Notices. All notices and other communications to any party provided for hereunder shall be in writing (including telecommunications) and mailed or transmitted or delivered to such party, addressed to it at the address first stated herein for such party, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed or cabled, be effective as provided in Section 8.1 of the Credit Agreement.

                  13. Continuing Security Interest; Transfers by the Lender. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of all of the obligations of Assignor to the Lender, (ii) be binding upon Assignor, its successors and assigns and (iii) inure to the benefit of Assignee, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Assignee may assign or otherwise transfer any obligations held by it, and such other benefits in respect thereof granted to it herein or otherwise, to any other person or entity, subject, however, to the provisions of Section 8.5 of the Credit Agreement. Upon the indefeasible payment in full of all of the obligations of Assignor to the Lender, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Assignor, subject to any disposition thereof which may have been made by Assignee pursuant hereto or pursuant to the Credit Agreement. Upon any such termination, Assignee shall, at Assignor's expense, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

                  14. Cumulative Remedies; Effect on Credit Agreement. All of Assignee's rights and remedies with respect to the Collateral, whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Assignor hereby acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Assignee under the Credit Agreement and the other Loan Documents, but rather is intended to facilitate the exercise of such rights and remedies.

                  15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                  16. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  17. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA (DETERMINED WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunder duly authorized, as of the date first above written.

                                       SWEETWATER HEALTH ENTERPRISES, INC.


                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------


(CORPORATE SEAL)


ATTEST:


---------------------------------
Secretary



Agreed and Accepted as of
this ______ day of _________,_____:




NATIONSBANK, N.A., Assignee


By:
   -------------------------------
   Name:
   Title:

STATE OF GEORGIA )
                                             ) ss.:
COUNTY OF FULTON )

The foregoing Trademark Security Agreement was executed and acknowledged before me this ____ day of _________, __________, by ____________ and
_________________, personally known to me to be the ________________ and the
Secretary, respectively, of ________________, a ___________ corporation, on behalf of such corporation.


(SEAL)

                                             -----------------------------
                                                      Notary Public
                                                  My Commission expires:

                                   SCHEDULE A

                    United States Trademark and Service Mark
                 Registrations and Applications for Registration


         Trademark                                       Application No.

                                   SCHEDULE B

                      Rights of Affiliates of Subsidiaries

                                   EXHIBIT E

                             COMPLIANCE CERTIFICATE


                      This Certificate is delivered pursuant to that certain Amended and Restated Credit Agreement, dated as of June __, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and between Medirisk, Inc. (the "Company") and NationsBank, N.A.(the "Lender"). All capitalized terms used herein which are defined in the Credit Agreement are used herein with the same meanings given such terms in the Credit Agreement.

                      The undersigned ______________________________________
hereby certifies in his/her representative capacity on behalf of the Company to the Lender as follows:

                      1.       ____________________________ is the duly elected
              and acting ____________________ of the Company.

                      2. The undersigned has had prepared under his/her
              supervision and has reviewed the financial statements of the Company as of and for the quarter ending __________________, 199__, true, complete and correct copies of which have been previously furnished to the Lender (collectively, the "Financial Statements").

                      3. The Financial Statements were prepared in accordance
              with GAAP and fairly present the financial position and results of operations of the Company as of and for the quarter ending on the date of the Financial Statements.

                      4. As of ______ __, 19__, after giving effect to the
              transactions contemplated by the Credit Agreement:

                         (a) To the best of his/her knowledge, no Default
                      or Event of Default has occurred and is continuing;

                         (b) No material adverse change in the financial
                      condition or operations of the business of the Company has occurred since ___________________;

                         (c) The representations and warranties of the Company
                      set forth in Article 3 of the Credit Agreement are true and correct in all material respects as of this date, as the same have been supplemented by delivery of a report by the Company to the Lender pursuant to Section 5.5(e) of the Credit Agreement; and

                         (d) The Company is in compliance with all of the
                      terms and provisions set forth in the Credit Agreement and the other Loan Documents and their respective parts to be observed and performed, including, without limitation, the following (calculated on a four quarter trailing basis, other than during the first three (3) quarters after the Agreement Date, when such calculations shall be based on an annualized basis of the preceding quarters):


                                        (1) Section 6.9 - Debt/Capitalization
                      Ratio. The Company shall not, at any time, permit its ratio of (i) Debt to (ii) Capitalization to exceed 1.0 to 1.0.

                      Debt
                      (a)      Indebtedness of the Company                             $___________________

                      Capitalization
                      (b)      Total assets                                            $___________________

                      (c)      Minus total liabilities                                 $___________________

                      (d)      Capitalization = (b) - (c)                              $___________________

                      Ratio = (a)/(d)                                                  ____________________

                                        (2) Section 6.10 - Cash Flow Leverage
                      Ratio. The Company shall not, at any time, permit its ratio of (i) Total Funded Debt to (ii) EBITDA to exceed
                      3.0 to 1.0.

                      Total Funded Debt
                      (a)      Indebtedness of the Company                             $___________________

                      EBIDTA
                      (b)      Net Income                                              $___________________

                      (c)      Interest and Taxes for such periods                     $___________________
                      (d)      Depreciation and Amortization
                               for such periods                                        $___________________

                      (e)      Amortization for original issue discount                $___________________

                      (f)      Acquired in-process research and
                               development expense and similar
                               expense                                                 $___________________

                      (g)      EBITDA = (b) + (c) + (d) + (e) + (f)                    $___________________


                      Ratio = (a)/(g)                                                  _____________________


                                        (3) Section 6.11 - Debt Service Coverage
                      Ratio. The Company shall not, at any time, permit its Debt Service Coverage Ratio to be less than 1.25 to 1.0.

                      Debt Service Coverage Ratio
                      (a)      Net Income                                              $__________________

                      (b)      Interest and Taxes for such periods                     $__________________

                      (c)      Depreciation and Amortization
                               for such periods                                        $__________________

                      (d)      Amortization for original issue discount                $__________________

                      (e)      Acquired in-process research and
                               development expense and similar
                               expense                                                 $__________________

                      (f)      EBITDA = (a) + (b) + (c) + (d) + (e)                    $__________________

                      (g)      Minus cash taxes and dividends                          $__________________

                      (h)      Minus Maintenance Capital Expenditures                  $__________________

                      (i)      Numerator = (f) - (g) - (h)                             $__________________

                      (j)      Interest Expense for the period                         $__________________

                      (k)      Current Portion of Long-term Debt                       $__________________

                      (l)      Imputed Amortization Amount (amount
                               outstanding on the revolver divided
                               by five years)                                          $__________________

                      (m)      Denominator = (j) + (k) + (l)                           $__________________

                      Ratio = (i)/(m)                                                   __________________


                                        (4) Section 6.12 - Restricted Payments.
                      The Company shall not apply any sums to the redemption, retirement or purchase of any warrant, option or share of its capital stock, or to the payment of any dividend or other distributions thereon, if after such application shall have been made, the aggregate of the sums so applied since the Agreement Date exceed ten percent (10%) of the Net Income of the Company determined on a cumulative basis as of the end of the fiscal year commencing December 31, 1997.

                      Restricted Payments
                      (a)      Distributions, dividends or other payments
                               in respect of capital stock                              $_________________

                      (b)      Management, consulting or similar fees
                               payable to an Affiliate of the Company                   $_________________

                      (c)      Restricted Payments = (a) + (b)                          $_________________

                      Net Income Threshold
                      (d)      Net Income for the period                                $_________________

                      (e)      10% of Net Income                                        $_________________

                      Covenant = (c) shall be less than or equal to (e)

                                        (5) Section 6.13 - Minimum Net Worth.
                      The Company shall not at any time during the term of the Agreement, permit the sum of (i) the Company's Net Worth plus (ii) any non-cash charges and expenses related to Acquisitions or research and development, including, without limitation, acquired in-process research and development expense and similar expenses, to be less than $16,000,000.

                      Net Worth
                      (a)      Net Assets                                              $_________________

                      (b)      Minus Indebtedness of the Company                       $__________________

                      (c)      Net Worth = (a) - (b)                                   $__________________

                      Non-cash Charges and Expenses
                      (d)      Non-cash charges and expenses related
                               to Acquisitions or research and
                               development                                             $__________________

                      Covenant = (c) + (d)                                             $__________________


                      The undersigned represents the foregoing information to be true and correct to the best of his/her knowledge and belief and executes this Certificate in his/her representative capacity on behalf of the Company as of this ___ day of _______, 199_.


                                               --------------------------
                                                        [NAME]

                                   EXHIBIT F-1

                     FORM OF REQUEST FOR ACQUISITION ADVANCE


              I, ________________________________, as _______________ of
Medirisk, Inc., Delaware corporation (the "Company"), and as an Authorized Signatory, do hereby certify, pursuant to the provisions of that certain Amended and Restated Credit Agreement dated as of June _____, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June _____, 1998, between the Company and NationsBank, N.A. (the "Lender"), that:

                      1. The Company hereby requests an Acquisition Advance in
              the form of [a LIBOR Advance in the amount of $____________ with a LIBOR Advance Period of _____________ /a Base Rate Advance in the amount of $______________] to be made on _________________, ______
              (the "Funding Date"), under the Commitment. The proceeds of the Acquisition Advance should be wired on behalf of the Company as set forth on Schedule 1 attached hereto. The foregoing instructions shall be irrevocable.

                      2. The proceeds of the Acquisition Advance requested
              hereby shall be used to fund the purchase price of that certain Acquisition more fully described on Schedule 2 attached hereto (hereafter referred to as the "Acquisition"). Schedule 2 also sets forth the total purchase price with respect to the Acquisition, both in terms of cash and other consideration paid and indebtedness and liabilities assumed. The proceeds of the Acquisition Advance requested hereby shall not be in an amount in excess of one hundred percent (100%) of the cash portion of such purchase price.

                      3. Attached hereto as Exhibit A is full, complete and
              correct copy of the Letter of Intent, and each similar agreement, entered into between the Company and the seller, or sellers, of any interests in the Target.

                      4. Attached hereto as Exhibit B is a copy of each due
              diligence checklist provided by the Company to the seller, or sellers, of any interests in the Target, and all responses thereto.

                      5. Attached hereto as Exhibit C is a copy of the current
              draft of the acquisition agreement, and each similar agreement, governing the terms of the Acquisition, together with all schedules and exhibits thereto.

                      6. Attached hereto as Exhibit D are copies of
              __________________________ [describe financial information] relating to the Acquisition. Each adjusting entry which the Company proposes to make with respect to its books and records, and the books and records of the Target or of any new Subsidiary of the Company formed in connection with the Acquisition, is described in detail on Schedule 3 attached hereto.

                      7. The full name, state of organization, federal tax
              identification number and chief business address of each Subsidiary formed, or otherwise created, in connection with the Acquisition are set forth on Schedule 4 attached hereto.

                      8. Except as disclosed in writing to the Lender, all
              representations and warranties of the Company made in Article 3 of the Credit Agreement are true and correct in all material respects as of the date hereof, both before and after giving effect to the application of the proceeds of the Advance in connection with which this Request is given and all applicable conditions set forth in Article 2 of the Credit Agreement have been satisfied.

                      9. Except as disclosed in the Compliance Certificate most
              recently delivered to the Lender, as of the Funding Date, the Company shall be in compliance with each of the covenants contained in Sections 6.9, 6.10, 6.11, 6.12 and 6.13 of the Credit Agreement.

                      10. Each of the agreements and other documents relating to the Acquisition provided by the Company hereunder are in substantially final form and shall not subject to any material revisions subsequent to the date hereof without the prior consent of the Lender.

                      11. The incumbency of persons authorized by the Company to sign documents is as stated in the certificate of incumbency most recently delivered to the Lender.

                      12. There shall not exist, as of the Funding Date and
              after giving effect to the Advance requested hereunder, any Default or Event of Default.

                      Capitalized terms used in this Request for Acquisition Advance and not otherwise defined herein are used as defined in the Credit Agreement.




                [Remainder of this page intentionally left blank]

              Dated as of this ____ day of ________________, ______.


                                     MEDIRISK, INC., a Delaware corporation


                                     By:
                                        -----------------------------------
                                     Name:
                                          ---------------------------------
                                     Title:
                                           --------------------------------

Attachments:

Exhibit A - Letter of Intent
Exhibit B - Diligence Checklists
Exhibit C - Acquisition Agreement
Exhibit D - Financial Documentation

Schedule 1 - Wiring Instructions
Schedule 2 - Proposed Acquisition and Purchase Price
Schedule 3 - Adjusting Entries
Schedule 4 - New Subsidiaries

                        SCHEDULE 1 - WIRING INSTRUCTIONS

              SCHEDULE 2 - PROPOSED ACQUISITION AND PURCHASE PRICE

                         SCHEDULE 3 - ADJUSTING ENTRIES

                          SCHEDULE 4 - NEW SUBSIDIARIES

                                   EXHIBIT F-2

                                     FORM OF
                               REQUEST FOR ADVANCE
                          [LENDER CONSENT NOT REQUIRED]


           I, ________________________________, as _______________ of
Medirisk, Inc., Delaware corporation (the "Company"), and as an Authorized Signatory, do hereby certify, pursuant to the provisions of that certain Amended and Restated Credit Agreement (as the same may be amended, modified, restated or supplemented from time to time, the "Credit Agreement") dated as of June __, 1998, between the Company and NationsBank, N.A. (the "Lender"), that:

                      1. The Company hereby requests a LIBOR Advance in the
              amount of $____________ with a LIBOR Advance Period of _____________ /a Base Rate Advance in the amount of $______________ to be made on _________________, 199___ (the
              "Funding Date"), under the Commitment. The proceeds of the Advance should be wired on behalf of the Company as set forth on Schedule 1 attached hereto. The foregoing instructions shall be irrevocable.

                      2. Except as disclosed in writing to the Lender, all
              representations and warranties of the Company made in Article 3 of the Credit Agreement are true and correct in all material respects as of the date hereof, both before and after giving effect to the application of the proceeds of the Advance in connection with which this Request is given and all applicable conditions set forth in Article 2 of the Credit Agreement have been satisfied.

                      3. The incumbency of persons authorized by the Company to
              sign documents is as stated in the certificate of incumbency most recently delivered to the Lender.

                      4. There shall not exist, as of the Funding Date and after giving effect to the Advance requested hereunder, any Default or Event of Default.

                      5. The proceeds of the Advance requested hereunder shall
              not be used, in whole or in part, to fund any Acquisition requiring the consent of the Lender pursuant to Section 1.9(d) of the Credit Agreement.

                      Capitalized terms used in this Request for Advance and not otherwise defined herein are used as defined in the Credit Agreement.

              Dated as of this ____ day of ________________, 199__.

                                           MEDIRISK, INC.,
                                           a Delaware corporation


                                           By:
                                              --------------------------------
                                           Title:
                                                 -----------------------------

                        SCHEDULE 1 - WIRING INSTRUCTIONS

                                    EXHIBIT G

                                     FORM OF
               AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE


                                                            AS OF JUNE ___, 1998
                                                                ATLANTA, GEORGIA



                      FOR VALUE RECEIVED, the undersigned, MEDIRISK, INC., a Delaware corporation (the "Borrower"), unconditionally promises to pay to the order of NATIONSBANK, N.A. (hereinafter, together with its successors and assigns, called the "Lender"), at the principal office of the Lender located in Atlanta, Georgia, or such other place as the Lender may designate in writing to the Borrower, the principal sum of TWENTY-FIVE MILLION AND NO/100s Dollars ($25,000,000.00), or, if less, so much thereof as may from time to time be advanced by the Lender to the Borrower hereunder, plus interest as hereinafter provided.

                      All capitalized terms used herein shall have the meanings ascribed to them in that certain Credit Agreement (as hereafter amended from time to time, the "Credit Agreement") of even date herewith between the Borrower and the Lender, except to the extent such capitalized terms are otherwise defined or limited herein.

              Section 1.  Manner of Borrowing Revolving Loans.

                      (a) Advances. Advances hereunder shall be made in accordance with Section 1.2 of the Credit Agreement.

                      (b) Amount of Advance. Notwithstanding any term or provision of this Note which may be construed to the contrary, each Base Rate Advance shall be in a principal amount of no less than $250,000 and in integral multiples of $5,000, and each LIBOR Advance shall be in a principal amount of no less than $500,000 and in integral multiples of $100,000.

                      (c) Revolving Loans. Subject to the terms and conditions hereof and of the Credit Agreement, the Borrower may borrow up to the maximum principal amount above stated, repay all or any portion thereof, and reborrow up to such amount on a revolving basis. Such borrowings, to the extent not evidenced by other notes, shall be evidenced by this Note and shall be subject to its terms and the terms of the Credit Agreement.

                      (d) Revolving Loans in Excess of Advance Rate. If at any time the Revolving Loans outstanding exceed the Advance Rate, or any other applicable limitation set forth in the Credit Agreement, such Revolving Loans shall nevertheless constitute Obligations that are secured by the Collateral and are entitled to all benefits thereof.

              Section 2.  Repayment.

                      (a) The principal balance of the Revolving Loans then outstanding shall be due and payable in full on the Maturity Date. Notwithstanding the foregoing, however, in the event the Revolving Loans outstanding shall at any time and for any reason exceed the Advance Rate, the Borrower shall immediately pay to the Lender an amount equal to the difference between the Revolving Loans and the Advance Rate, which payment shall constitute a pro rata prepayment of the Revolving Loans evidenced by this Note.

                      (b) Prepayments of this Note may be made only as provided in the Credit Agreement.

              Section 3. Interest. The Borrower shall pay interest on the daily outstanding principal balance of this Note in accordance with Section 1.3 of the Credit Agreement. Interest on each Advance hereunder shall be calculated on the basis of three hundred and sixty days per year for the actual number of days elapsed, and, to the extent accrued, shall be paid in arrears by the Borrower monthly on the last day of each month, commencing on August 1, 1998, until the principal amount of this Note has been paid in full. The entire principal amount hereof, together with all accrued and unpaid interest hereon, shall be due and payable on the Maturity Date.

              Section 4. Upon Default. If an Event of Default shall have occurred and shall be continuing, the Lender shall have the option (but shall not be required to give prior notice thereof to the Borrower, to accelerate the maturity of this Note, or exercise any other rights or remedies hereunder in connection with this right) to charge interest on the outstanding principal balance of this Note at the Default Rate from the date of such Event of Default. In addition, upon the occurrence and during the continuance of an Event of Default, the Lender shall have all the rights and remedies set forth in the Credit Agreement.

              Section 5. Manner of Payment. The principal hereof and interest hereon shall be payable in lawful money of the United States of America, at the Lender's principal office in Atlanta, Georgia, or at such other place as the Lender may designate in writing to the Borrower. All payments hereunder received from the Borrower by the Lender shall be applied to the Obligations as set forth in the Credit Agreement.

              Section 6. Collateral. This Note is secured by Security Documents of even date herewith between the Lender, the Borrower or its Subsidiaries.

              Section 7. Fees. All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought and whether incurred in connection with collection, trial, appeal or otherwise, and to indemnify and hold the Lender harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

              Section 8. Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

              Section 9.  Remedies.

                      (a) The remedies of the Lender as provided herein and in any Loan Documents or other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise.

                      (b) No act of omission or commission of the Lender, including specifically (but without limitation) any failure to exercise any right, remedy or recourse, shall be effective unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event.

                      (c) The Borrower hereby (a) waives demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (b) agrees to any substitution, addition, or release of any party or Person primarily or secondarily liable hereon; (c) agrees that the Lender shall not be required first to institute any suit, or to exhaust its remedies against the Borrower or any other Person or party to become liable hereunder, or against any Collateral in order to enforce payment of this Note; (d) consents to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (e) agrees that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Lender or any such Person), the Borrower shall be and remain directly and primarily liable for all sums due under this Note.

              Section 10. Borrower and Lender. Whenever used in this Note, the words "Borrower" and "Lender" shall be deemed to include the Borrower and the Lender named in the opening paragraph of this Note, and their respective successors and assigns. It is expressly understood and agreed that the Lender shall never be construed for any purpose as a partner, joint venturer, co-principal or associate of the Borrower, or of any Person or party claiming by, through or under the Borrower in the conduct of their respective businesses.

              Section 11. Time is of the Essence. Time is of the essence of this Note.

              Section 12. Governing Law. This Note shall be construed and enforced in accordance with the laws of the State of Georgia.

              Section 13. Loan Documents. All references herein to any document, instrument or agreement shall be deemed to refer to such document, instrument or agreement as the same may be amended, modified, restated, supplemented or replaced from time to time.

              Section 14. No Novation. THIS AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE IS MADE AND GIVEN IN REPLACEMENT OF THAT CERTAIN REVOLVING LOAN PROMISSORY NOTE DATED AS OF MARCH 28, 1997, IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000.00, ISSUED BY THE BORROWER TO THE ORDER OF THE LENDER AND IS NOT INTENDED TO BE A NOVATION.


                      IN WITNESS WHEREOF, the undersigned Borrower has executed this instrument under seal as of the day and year first above written.

                                       MEDIRISK, INC.



                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                    EXHIBIT H



                           FORM OF SECURITY AGREEMENT


              THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of June ___, 1998, is executed and delivered by MEDIRISK, INC., a Delaware corporation, with an office located at Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305-1502 (the "Company"), in favor of NATIONSBANK, N.A., with an office located at 600 Peachtree Street, N.E., Atlanta, Georgia 30308 (the "Lender").

                                    RECITALS

              WHEREAS, the Company and the Lender are parties to that certain Credit Agreement dated as of March 25, 1997 (the "Prior Credit Agreement"); and

              WHEREAS, to secure the Obligations (as defined in the Prior Loan Agreement), the Company and the Lender executed and delivered that certain Security Agreement dated as of March 25, 1997 (the "Prior Security Agreement"); and

              WHEREAS, the Company and the Lender have agreed to amend and restate the Prior Loan Agreement to, among other things, increase the principal amount of the Commitment (as defined therein), all as set forth in that certain Amended and Restated Credit Agreement of even date herewith between the Company and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

              WHEREAS, it is a condition precedent to the closing of the Credit Agreement that the Company shall have granted the security interest contemplated by this Agreement;

              NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Company and the Lender hereby agree that the Prior Security Agreement is hereby amended and restated in its entirety as follows:

              SECTION 1. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Company hereby collaterally assigns and pledges to the Lender, and grants to the Lender, a security interest and Lien in and upon, the Collateral (as hereinafter defined).

              SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lender as follows:

              (a) Name: Taxpayer ID Number. The exact legal name of the Company is set forth in the introductory paragraph of this Agreement. The Company does not conduct, and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name or other fictitious name other than those set forth on Schedule 2(a) attached hereto. The Internal Revenue Service taxpayer identification number, of the Company is 58-2256400.

              (b) Incorporation by Reference. Each representation and warranty given by the Company as a Borrower set forth in the Credit Agreement and the other Loan Documents, including, without limitation, Article 3 of the Credit Agreement are hereby incorporated by reference herein as of the date hereof.

              (c) Liens. None of the Collateral or other properties of the Company is, as of the date hereof, subject to any Lien, except Permitted Liens. No financing statement under the Uniform Commercial Code of any jurisdiction which names the Company as debtor and covers any of the Collateral or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any state or other jurisdiction, and the Company has not signed any such financing statement or notice or any security agreement authorizing any Person to file any such financing statement or notice.

              (d) Intellectual Property. Schedule 2(d) attached hereto sets forth a description all patents, patent rights and licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and other intellectual property and rights with respect to the foregoing which are owned or possessed by the Company, and the same are not in conflict with the rights of any other Person.

              (e) Chief Executive Office. The chief executive office and principal place of business of the Company and the books and records relating to the Accounts and the other Collateral are located at the Company's office set forth above. Schedule 2(e) sets forth the addresses of such offices and principal place of business for the five-year period immediately preceding the date hereof.

              (f) Places of Business. The addresses (including the applicable counties) of all of the places of business of the Company are set forth on
Schedule 2(f) attached hereto. Schedule 2(f) also sets forth a true, complete and correct list of (i) all leases for real property in which inventory of the Company is shared (together with the name and mailing address of each such Lessor with respect thereto) and (ii) the name and address of each location at which Inventory of the Company is shared with a reprocessor, warehouseman or other bailee (together with the name and address of each such reprocessor, warehouseman or bailee with respect thereto).

              (g) Inventory. All Inventory (as hereinafter defined) is in good condition, meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale, and is currently either usable or salable in the normal course of the Company's business. All Inventory is located on one or more of the places set forth on Schedule 2(f) attached hereto or is in transit to one of such locations.

              (h) Equipment. All Equipment (as hereinafter defined) of the Company is in good order and repair and is located on or at one or more of the places set forth on Schedule 2(f) attached hereto.

              (i) Security Interest. It is the intent of the Company that this Agreement create a valid and perfected first priority security interest (subject only to Permitted Liens) in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect such security interest under the Uniform Commercial Code as enacted in any relevant jurisdiction have been duly taken.

              (j) Title to Properties. The Company has good, marketable and legal title to its properties and assets, including, but not limited to, those reflected on the balance sheet of the

Company, as at [MARCH 31, 1998], except those which have been disposed of by the Company subsequent to such date in the ordinary course of business.

              (k) Accounts. The originals of all chattel paper that evidence the Accounts of the Company have been delivered to the Lender. None of the Accounts of the Company is evidenced by a promissory note or other instrument, other than a note or other instrument which has been delivered to the Lender.

              SECTION 3.  CONTINUED PRIORITY OF SECURITY INTEREST.

              (a) The Security Interest shall at all times be valid, perfected and of first priority (subject only to Permitted Liens) and enforceable against the Company and all other Persons, in accordance with the terms of this Agreement, as security for the Obligations.

              (b) The Company shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Lender may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in conformity with the requirements of
Section 3(a), or to enable the Lender to exercise or enforce its rights hereunder, including, without limitation:

                    (i) Paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens;

                   (ii) Obtaining landlords', mortgagees', mechanics', bailees', warehousemen's or processors' releases, subordinations or waivers with respect to any or all of the Collateral, in form and substance satisfactory to the Lender;

                  (iii) Delivering to the Lender, endorsed or accompanied by such instruments of assignment as the Lender may specify any and all chattel paper, instruments, letters of credit and all other advice of guaranty and documents evidencing or forming a part of the Collateral;

                   (iv) At the request of the Lender from time to time, deliver to the Lender complete and up-to-date copies of all Collateral comprised of the books, records, files, computer programs, data processing records, information contained on any database maintained by the Company, computer software, documents, correspondence and other information at any time evidencing, describing or pertaining to or in any way related to the business or operations of the Company or any of its Subsidiaries;

                    (v) At the request of the Lender, marking conspicuously each document included in the Collateral and marking all chattel paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Lender, indicating that such document, chattel paper or Collateral is subject to the Security Interest; and

                   (vi) Executing and delivering financing statements,
              designations, mortgages, deeds to secure debt, deeds of trust, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Lender, relating to the creation, validity, perfection, priority or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

              (c) The Lender is hereby authorized to execute and file in all necessary and appropriate jurisdictions (as determined by the Lender) one or more financing or continuation statements (or any other document or instrument referred to in Section 3(b)(v) above) in the name of the Company and to sign the Company's name thereto. The Company authorizes the Lender to file any such financing statement, document or instrument without the signature of the Company to the extent permitted by Applicable Law. Further, to the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or of any Financing Statement is sufficient as a financing statement.

              (d) The Company shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause their financial statements to reflect the Security Interest.

              SECTION 4.  COVENANTS REGARDING CONTRACTS.

              (a) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under all Assigned Contracts (as hereinafter defined) to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights hereunder shall not release the Company from any of its duties or obligations under any of the Assigned Contracts (except to the extent that such exercise prevents the Company from satisfying such duties and obligations) and (iii) the Lender shall not have any duties, obligations or liability under any of the Assigned Contracts or duties by reason of this Agreement, nor shall the Lender be obligated to perform any of the duties or obligations of the Company thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Company or the sufficiency of any performance by any party under any such contract or agreement, or to take any action to collect or enforce any claim for payment assigned hereunder.

              (b)     The Company shall at its expense:

                    (i) Perform and observe all the terms and provisions of the
              Assigned Contracts to be performed or observed by them, maintain the Assigned Contracts in full force and effect to the extent of the Company's normal business practices, and enforce the Assigned Contracts in accordance with their terms to the extent of the Company's normal business practices; and

                   (ii) Furnish to the Lender promptly upon receipt thereof
              copies of all notices, requests and other documents received by the Company under or pursuant to the Assigned Contracts, and from time to time (A) furnish to the Lender such information and reports regarding the Assigned Contracts as the Lender may reasonably request and (B) upon request of the Lender, make to each other party to the Assigned Contracts such demands and request for information and reports or for action as the Company is entitled to make under the Assigned Contracts.

              (c) Unless expressly set forth herein, all contracts and contract rights of the Company shall constitute Assigned Contracts and shall constitute part of the Collateral.

              SECTION 5.  COVENANTS REGARDING COLLATERAL GENERALLY.

              (a) Verification. The Lender shall have the right at any time and from time to time, in the name of the Lender or in the name of the Company, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise.

              (b) Delivery of Instruments. In the event any of the Collateral becomes evidenced by a promissory note, trade acceptance or any other instrument, the Company shall immediately thereafter deliver such instrument to the Lender, appropriately endorsed to the Lender.

              (c) Defense of Title. The Company shall at all times be the sole owner of each and every item of Collateral and shall defend, at its sole cost and expense, its title in and to, and the Security Interest of the Lender in, the Collateral against the claims and demands of all Persons.

              (d) Maintenance of Collateral. The Company shall maintain all physical property that constitutes Collateral in good and workable condition, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

              (e) Insurance. The Company shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as set forth in the Credit Agreement.

              (f) Location of Office. The Company's chief executive office, principal place of business and its books and records relating to the Collateral shall continue to be kept at the address of the Company set forth above, and the Company shall not change the location of such office and place of business or such books and records without giving the Lender thirty (30) days' prior written notice thereof.

              (g) Location of Collateral. All Inventory, other than Inventory in transit to any such location, and all Equipment shall at all times be kept by the Company at the locations set forth on Schedule 2(f), and shall not, without the thirty (30) days' prior written notice to the Lender, be removed therefrom except in connection with sales thereof in the ordinary course of business.

              (h) Change of Name, Structure, Etc. Without giving the Lender thirty (30) days' prior written notice, the Company shall not (i) change its name, identity or structure or (ii) conduct business under any trade name or other fictitious name other than those set forth on Schedule 2(a).

              (i) Records Relating to Collateral. The Company shall at all times keep complete and accurate records of Inventory, Equipment and other Collateral.

              (j) Inspection. The Lender (by any of its officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of the Company, at any time or times during normal business hours: (i) to inspect the Collateral, all files relating thereto and the premises upon which any of the Collateral is located, (ii) to discuss the Company's affairs and finances, insofar as the same are reasonably related to the rights of the Lender hereunder with any Person, to verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and (iii) to review, audit and make extracts from all records and files related to any of the Collateral.

              (k) Other Information. The Company shall furnish to the Lender such other information with respect to the Collateral as the Lender may reasonably request from time to time.

              (l) Payments Directly to Lender. The Lender may at any time and from time to time following the occurrence and during the continuation of an Event of Default notify, or request the Company to notify, in writing or otherwise, any account debtor or other obligor with respect to any one or more of the Accounts or Assigned Contracts to make payment to the Lender or any agent or designee of the Lender directly, at such address as may be specified by the Lender. If, notwithstanding the giving of any notice, any account debtor or other such obligor shall make payment to the Company, the Company shall hold all such payments it receives in trust for the Lender, without commingling the same with other funds or property of or held by the Company, and shall promptly deliver the same to the Lender, or any such agent or designee, immediately upon receipt by the Company in the identical form received, together with any necessary endorsements.

              (m) Sale of Collateral. Except as permitted under the terms of the Credit Agreement, the Company shall not sell, transfer, convey or dispose of any Collateral outside the ordinary course of its business; provided, however, that the Company may dispose of its Inventory in the ordinary course of its business so long as no Default or Event of Default shall have occurred. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Lender to any other sale or other disposition of any part or all of the Collateral.

              (n) Proceeds of Collateral. The Company shall account fully and faithfully for, and, following the occurrence and during the continuation of an Event of Default, upon the Lender's request, promptly pay or turn over to the Lender, proceeds in whatever form received in disposition in any manner of any of the Collateral. To the extent practicable, the Company shall at all times keep the Collateral and proceeds thereof separate and distinct from other property of the Company and shall keep accurate and complete records of the Collateral and proceeds thereof.

              SECTION 6. THE LENDER APPOINTED ATTORNEY-IN-FACT. The Company hereby irrevocably appoints the Lender the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, following the occurrence and during the continuation of an Event of Default from time to time in the Lender's discretion, to take any action and to execute any instrument or document which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Lender may have under this Agreement or Applicable Law, including, without limitation: (i) to obtain and adjust insurance required to be maintained pursuant to Section 5(e) hereof; (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, including, without limitation, any Account; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above; (iv) to sell or assign any Account upon such terms, for such amount and at such time or times as the Lender may deem advisable, to settle, adjust, compromise, extend or renew any Account or to discharge and release any Account; and (v) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral. The power-of-attorney granted hereby shall be irrevocable and coupled with an interest.

              SECTION 7. THE LENDER MAY PERFORM. If the Company fails to perform any agreement contained herein, the Lender may, without notice to the Company, itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Company under
Section 12 hereof.

              SECTION 8. THE LENDER'S DUTIES. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property; it being understood that the Lender shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Company and shall be added to the Obligations.

              SECTION 9. REMEDIES. The Lender may take any or all of the following actions upon the occurrence and during the continuation of an Event of Default.

              (a)     Inventory and Equipment.

                    (i) Entry. The Lender may enter upon any premises on which
              Inventory or Equipment may be located and, without resistance or interference by the Company, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Lender shall choose, without being liable to the Company on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

                   (ii) Assembly. The Company shall, upon request of and without charge to the Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Lender or any agent or representative of the Lender at such place or places as the Lender may reasonably designate.

                  (iii) Warehousing. The Lender may, at the expense of the
              Company, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Lender shall not be liable to the Company on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

              (b) Use of Premises and Intellectual Property. The Lender may:

                    (i) without notice, demand or other process, and without
              payment of any rent or any other charge enter any of the Company's premises and, without breach of the peace, until the Lender completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Company's equipment; and

                   (ii) in the exercise of the rights of the Lender under this
              Agreement, without payment or compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of the rights of the Company therein, and the Company hereby grants a license to the Lender for this purpose.

              (c) Lock Boxes. The Lender may establish or cause to be established one or more lock boxes or other arrangement for the deposit of proceeds of Accounts, and, in such case, the Company shall cause to be forwarded to the Lender at the Lender's office set forth above, on a daily basis, collection reports in form and substance satisfactory to the Lender.

              (d) Rights as a Secured Creditor. The Lender may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by the Lender, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Lender may bid all or any portion of the Obligations at any such sale.

              (e) Waiver of Marshaling. The Company hereby waives any right to require any marshaling of assets and any similar right.

              (f) Appointment of Receiver. The Lender shall be entitled to the appointment of a receiver, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral and the business operations of the Company and to exercise such power as the court shall confer upon such receiver.

              (g) Accounts/Assigned Contracts. The Lender shall have the exclusive right to assert, either directly or on behalf of the Company, any and all rights and claims the Company may have under any Accounts and any of the Assigned Contracts as the Lender may deem proper and to receive and collect any and all Accounts and Assigned Contracts and any and all rent, fees, damages, awards and other monies arising thereunder or resulting therefrom and to apply the same on account of any of the Obligations.

              SECTION 10. APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default, and all insurance proceeds payable by reason of any damage or destruction of any of the Collateral, shall be applied or paid over as follows:

              (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees if the Lender endeavored to collect the Obligations by or through an attorney at law;

              (b) Second: to the payment of the accrued interest upon the Revolving Loans as provided in the Credit Agreement;

              (c) Third: to the payment of the outstanding principal of the Revolving Loans as provided in the Credit Agreement;

              (d) Fourth: to the payment of the remaining outstanding Obligations as provided in the Credit Agreement; and

              (e) Fifth: the balance (if any) of such proceeds shall be paid to the Company or to whomsoever may be legally entitled thereto.

The Company shall remain liable and shall pay, on demand, any deficiency remaining in respect of the Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable under the Credit Agreement on such Obligations, which interest shall constitute part of the Obligations.

              SECTION 11. RIGHTS CUMULATIVE. The rights and remedies of the Lender under this Agreement, the Credit Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have, including, but not limited to, those rights afforded by the Uniform Commercial Code and other Applicable Laws. In exercising its rights and remedies the Lender may be selective, and no failure or delay by the Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

              SECTION 12. EXPENSES. The Company shall pay, on demand, all reasonable out-of-pocket expenses incurred by the Lender in connection with: (a) the negotiation, preparation, execution, delivery and administration of this Agreement and any document or instrument evidencing any of the Obligations whenever the same shall be executed and delivered, including all appraisers' fees, search fees, recording fees, intangibles and stamp taxes payable by the Lender with respect to the Obligations and this Agreement and the Security Interest created hereby and the fees and disbursements of counsel for the Lender, and of each local counsel retained by the Lender; (b) the restructuring, refinancing or "workout" of the transactions contemplated hereby and of the Obligations, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lender relating to this Agreement or the Obligations, including, without limitation, the fees, out-of-pocket expenses and other disbursements of counsel to the Lender; (c) the collection or enforcement of the Obligations including reasonable fees and disbursements of counsel to the Lender if such collection or enforcement is done through or by an attorney; and
(d) the exercise by the Lender of any right or remedy granted to it under this Agreement whether or not a Default or Event of Default has occurred, including, without limitation, the expenses incurred by the Lender in connection with the collection of Accounts directly from account debtors.

              SECTION 13. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company here from shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              SECTION 14. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, to each party at the address specified for such party in the Credit Agreement. All such notices and other communications to the Company shall be effective upon satisfaction of the conditions set forth for similar notices in the Credit Agreement.

              SECTION 15. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations,
(ii) be binding upon the Company, its successors and assigns and (iii) inure the benefit of the Lender, and its successors and assigns. The Company's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor. Upon the indefeasible payment in full of all of the Obligations, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Lender shall at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

              SECTION 16. APPLICABLE LAW; SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THAT INDICATE THE APPLICABILITY OF ANY OTHER LAWS). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

              SECTION 17. LITIGATION/WAIVERS. (a) THE LENDER AND THE COMPANY BOTH ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE RELATIONSHIP OF THE COMPANY AND THE LENDER ESTABLISHED HEREBY AND THE DOCUMENTS AND INSTRUMENTS EVIDENCING THE OBLIGATIONS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDER AND THE COMPANY HEREBY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE COMPANY OR THE LENDER ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR IN CONNECTION WITH THE COLLATERAL OR THE SECURITY INTEREST THEREIN OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE COMPANY AND THE LENDER OF ANY KIND OR NATURE.

              (b) THE COMPANY AND THE LENDER EACH HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA, OR AT THE OPTION OF LENDER, ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE OBLIGATIONS OR TO ANY MATTER ARISING THEREFROM, THE COLLATERAL OR THE SECURITY INTEREST THEREIN OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH. THE COMPANY EXPRESSLY SUBMIT

AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE CHOICE OF FORUM SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE LENDER OR THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

              (c) FURTHER, THE COMPANY WAIVES (I) ANY NOTICE PRIOR TO THE TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY OF THE LENDER'S REMEDIES SET FORTH HEREIN, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (II) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

              (d) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

              SECTION 18. INDEMNIFICATION. The Company agrees to indemnify the Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Lender in any way relating to or arising out of the operation of the Company's business, any action taken by the Lender with respect to any Account or Assigned Contract pursuant to this Agreement or any other action taken by the Lender pursuant to the terms of this Agreement; provided, however, that the Company shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Lender's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Company agrees to reimburse the Lender promptly upon demand for any out-of-pocket expenses (including counsel fees of the counsel(s) of the Lender's own choosing) incurred by the Lender in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, this Agreement, any suit or action brought by the Lender to enforce the terms of this Agreement, any "lender liability" suit or claim brought against the Lender, and any claim or suit brought against the Lender arising under any Federal or state environmental statute, rule or regulation including, without limitation, the Superfund Act, or the Federal Resource Conservation and Recovery Act of 1976, as amended. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Company on the request of the Lender notwithstanding any claim or assertion that the Lender is not entitled to indemnification hereunder upon receipt of an undertaking by the Lender that the Lender will reimburse the Company if it is actually and finally determined by a court of competent jurisdiction that the Lender is not so entitled to indemnification. The agreements in this Section shall survive the termination of this Agreement. The Lender agrees to give the Company prompt notice of any suit or cause of action brought against the Lender which is covered by this Section.

              SECTION 19. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

              SECTION 20.  DEFINITIONS. (a) For the purposes of this Agreement:

              "Accounts" means all accounts and any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered including, but not limited to, accounts receivable, proceeds of any letters of credit naming the Company as beneficiary, all contract rights, notes, drafts, instruments, documents, acceptances in favor of the Company, and all other debts, obligations and liabilities in whatever form owing by any Person to the Company.

              "Agreement" means this Amended and Restated Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

              "Assigned Contract" means any contract or agreement to which the Company is a party or which runs in favor of the Company and which constitutes part of the Collateral.

              "Collateral" means all of the Company's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing, or now owned or hereafter acquired or arising:

              (a) all Accounts;

              (b) all Inventory;

              (c) all Equipment;

              (d) all general intangibles of the Company of every kind and nature including, but not limited to, all contract rights, rights under warranties and service contracts, choses in action and causes of action of the Company against any Person or property, all tax refunds owing to the Company, all insurance policies of the Company and all rights of the Company to receive monies thereunder and all licenses, franchises, trademarks, trade names, trade secrets, patents, copyrights and any and all other intellectual property of the Company;

              (e) all investment property of the Company, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts;

              (f) all rights of the Company as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to any Inventory or other properties of the Company;

              (g) all chattel paper, documents and instruments of the Company including all documents of title and certificates of insurance;

              (h) all books, records, files, computer programs, data processing records, information contained within any database maintained by the Company, computer software, documents, correspondence and other information at any time evidencing, describing or pertaining to or in any way related to any of the foregoing or otherwise pertaining or relating to the business or operations of the Company;

              (i) any and all balances, credits, deposits, accounts, items and monies of the Company now or hereafter with the Lender or any affiliate of the Lender or deposited with the

Lender or any financial institution selected by the Lender pursuant to any lock box, deposit, escrow or other collection agreement or otherwise, and all property of the Company of every kind and description now or hereafter in the possession or control of the Lender or any Lender for any reason; and

              (j) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this definition, and any claims of the Company against third parties for loss of, damage to or destruction of, any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, instruments, general intangibles, investment property, accounts, equipment, inventory, farm products, other goods, documents and chattel paper and all proceeds of such proceeds.

              "Company" has the meaning set forth in the first paragraph hereof.

              "Default" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

              "Equipment" means all equipment, machinery, apparatus, fittings, fixtures, furniture, signage and other tangible personal property (other than Inventory) of every kind and description used in the Company's business operations or owned by the Company or in which the Company may have an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

              "Financing Statements" means any and all financing statements executed and delivered by or on behalf of the Company in connection with the perfection of the Security Interest, together with any amendments thereto and any continuations thereof.

              "Inventory" means (a) all inventory of the Company and all goods intended for sale or lease by the Company, or for display or demonstration; (b) all work-in-process; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Company's business; and (d) all documents relating to any of the foregoing.

              "Lender" has the meaning set forth in the first paragraph hereof.

              "Lien", as applied to the property of any Person, means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

              "Security Interest" means the Lien of the Lender upon, and the collateral assignments to the Lender of, the Collateral effected hereby or pursuant to the terms hereof.

              "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Georgia, as the same may be amended from time to time.

              (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the Uniform Commercial Code are used herein with the meanings ascribed to them in the Uniform Commercial Code.

              (c) Capitalized terms used herein and not defined herein are used herein with the meaning ascribed to them in the Credit Agreement.



                            [SIGNATURES ON NEXT PAGE]

              IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered under seal by its duly authorized officers as of the day first above written.

                                        COMPANY:

                                        MEDIRISK, INC.


                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------





Agreed and accepted as of the date first written above.

NATIONSBANK, N.A.


By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                    EXHIBIT J

                               SUBSIDIARY GUARANTY


              This SUBSIDIARY GUARANTY (this "Guaranty") is made as of this ___ day of June, 1998, as follows:

                                    RECITALS

                      WHEREAS, Medirisk, Inc., a Delaware corporation (the "Company") and NationsBank, N.A. (the "Lender") have entered into that certain Amended and Restated Credit Agreement dated as of June __, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lender has agreed to make certain financial accommodations to the Company in an aggregate principal amount not to exceed $25,000,000 (the "Revolving Loans"), as evidenced by that certain Revolving Loan Promissory Note issued by the Company to the order of the Lender (as such note may be amended, modified, extended or renewed from time to time being hereinafter referred to as the "Revolving Note"); and

                      WHEREAS, the entities listed on Exhibit A attached hereto, and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, the "Guarantors") are Subsidiaries of the Company; and

                      WHEREAS, the Company and the Guarantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation; and

                      WHEREAS, each of the Guarantors has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of such Guarantor; and

                      WHEREAS, as a condition to the closing of the Credit Agreement and the making of Revolving Loans thereunder, the Guarantors have agreed to execute this Subsidiary Guaranty (the "Guaranty") guaranteeing the payment and performance by the Subsidiaries of their Obligations (as defined in the Loan Agreement) under the Revolving Note, the Credit Agreement and the other Loan Documents executed by the Company (collectively, as such may be amended, modified or extended from time to time, hereinafter referred to as the "Guaranteed Agreements");

                      NOW, THEREFORE, in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby guarantee to the Lender: (i) the full and prompt payment and performance of all obligations of the Company to the Lender under the Guaranteed Agreements (including, without limitation, any interest fees and other charges in respect of the Guaranteed Agreements that would accrue but for the filing of a bankruptcy action with respect to the Company, whether or not such claim is allowed in such bankruptcy action); (ii) payment of any and all damages which the Lender may suffer by reason of a breach of any obligation, covenant or undertaking with respect to this Guaranty or any of the Guaranteed Agreements;
(iii) payment and performance of all of the obligations of any obligor to the Lender under this Guaranty and the Guaranteed Agreements, or as a result of making the Revolving Loans; and (iv) any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, including any interest thereon, plus reasonable attorneys' fees and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom (all of the foregoing obligations (i), (ii), (iii) and (iv) being hereinafter collectively referred to as the "Obligations").

                      Each of the Guarantor and the Lender hereby further agree that:

                      1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

                      2. Regardless of whether any proposed guarantor or any other Person or Persons is or are or shall become in any other way responsible to the Lender for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Lender for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty shall be a several obligation, shall be a continuing guaranty and shall be operative and binding until the earlier of such time as (i) the Obligations shall have been paid or performed in full and the Commitment shall have terminated or (ii) each Guarantor shall have satisfied all of its obligations under this Guaranty.

                      3. Upon the execution and delivery of this Guaranty to the Lender, this Guaranty shall be deemed to be finally executed and delivered by each Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting such Guarantor's liability, and no statement, representation, agreement or promise on the part of the Lender or the Company, or either of them, or any officer, employee or agent thereof, unless contained herein, forms any part of this Guaranty or has induced the making thereof or shall be deemed in any way to affect such Guarantor's liability hereunder.

                      4. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party.

                      5. The Lender may from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as the Lender may deem proper, (ii) release, discharge, abandon or otherwise deal with or fail to deal with any guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Lender or (iii) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Lender may consider expedient or appropriate in its sole discretion. Without limiting the generality of the foregoing, or of Paragraph 6 hereof, it is understood that the Lender may, without exonerating or releasing any Guarantor, give up, modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, and with or without notice, all as the Lender may deem expedient.

                      6. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of each Guarantor and the Lender that the covenants, agreements and all liabilities and obligations of such Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, such Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Lender whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Company on the one hand and the Lender on the other hand or any other guarantor or surety, and each Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

                      7. The Lender, without demand or notice of any kind upon or to any Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by any Guarantor, if the Company shall not have timely paid any of the Obligations after the lapse of any applicable cure period, shall appropriate and apply to any portion of the Obligations hereby guaranteed, and in such order of application as provided for in the Credit Agreement, any property, balances, credit accounts or moneys of any Guarantor in the possession of the Lender, or any affiliate of the Lender, or under its control for any purpose.

                      8. The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to any Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Lender herein. It is the intention of each Guarantor and the Lender that each Guarantor's obligations hereunder shall be equal to, but not in excess of, the maximum amount permitted by applicable Federal or state bankruptcy, insolvency, fraudulent conveyance or transfer, or other Applicable Laws. To that end, but only to the extent such obligations would otherwise be subject to avoidance under the Applicable Laws if any Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations under this Guaranty, such Guarantor's obligations under this Guaranty shall be reduced to that amount which, after giving effect hereto, would not render such Guarantor insolvent, or leave such Guarantor with unreasonably small capital to conduct its business or cause such Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under the Applicable Laws. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with the Applicable Laws.

                      9. Upon the bankruptcy or winding up or other distribution of assets of the Company or of any surety or guarantor, or any of the Guarantors, for any Obligations of the Company to the Lender, the Lender's rights against all other Guarantors shall not be affected or impaired by the Lender's omission to prove its claim, as appropriate, or to prove its full claim, as appropriate, and the Lender may prove such claims as it sees fit, and may refrain from proving any claim and, in its sole discretion, may value as it sees fit or refrain from valuing any security held by it, without in any way releasing, reducing or otherwise affecting the liability of any Guarantor hereunder.

                      10. Any amount received by the Lender from whatsoever source and applied toward the payment of the Obligations shall be applied as provided for in the Credit Agreement.

                      11. Each Guarantor hereby expressly waives: (a) notice of acceptance of this Guaranty; (b) notice of any liabilities, indebtedness or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any liabilities; (c) notice of intent to accelerate, notice of acceleration and notice of any suit or the taking of other action by the Lender against the Company, any Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor); (d) any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Company that arises hereunder or from the performance by any other guarantor, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Lender against the Company or against any security which the Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise; and (e) the benefits of any provision of law requiring that the Lender exhaust any right or remedy, or take any action, against the Company, any other guarantor, any other person or property.

                      The Lender may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to the Guarantors (except as required by law), without incurring responsibility to the Guarantors, without impairing, releasing or otherwise affecting the obligations of the Guarantors, in whole or in part, and without the indorsement or execution by any Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any liability or Obligation or installment thereof, or any security therefor; (b) loan additional monies or extend additional credit to the Company, with or without security, thereby creating new Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations and any offset there against; (d) exercise or refrain from exercising any rights against the Company or others (including any Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Obligation of any other parties primarily or secondarily liable on any of the Obligations; (f) release or compromise any liability of the Guarantor hereunder or any liability or obligation of any other parties primarily or secondarily liable on any of the Obligations; or (g) apply any sums from any sources to any liability without regard to any liabilities remaining unpaid.

                      12. The Lender may, to the extent permitted under the Credit Agreement, sell, assign or transfer all or any part of the Obligations, and in such event each and every immediate and successive assignee, transferee or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of the Lender, as to so much of the Obligations as the Lender shall have not sold, assigned or transferred.

                      13. No failure to exercise, and no delay in exercising, any right hereunder or under any of the other Loan Documents held by the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or future exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights and remedies of the Lender hereunder or under any other Loan Documents against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

                      14. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Lender. No Guarantor shall assign its rights or obligations under this Guaranty without the prior written consent of the Lender.

                      15. This is a guaranty of payment not of collection. In the event the Lender makes a demand upon any Guarantor under this Guaranty, such Guarantor shall be held and bound to the Lender directly as debtor in respect of the payment of the amounts hereby guaranteed. All costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Lender in obtaining performance of or collecting payments due under this Guaranty to the extent permitted by the Credit Agreement, shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Lender may wish to give shall be served upon the Guarantors in the fashion prescribed for notices in Section 8.1 of the Credit Agreement, and the notice so sent shall be deemed to be served as set forth in Section 8.1 of the Credit Agreement, to the address of such Guarantor set forth on Exhibit A hereto or on any Supplement attached to this Guaranty in accordance with Section 21 hereof.

                      16. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Lender to the Company, including, without limitation, the extension of the Revolving Loans, are and will be of direct interest, benefit and advantage to such Guarantor.

                      17. Each Guarantor covenants and agrees that so long as any amount is owing on account of the Revolving Loans, the Revolving Note or otherwise pursuant to this Guaranty, such Guarantor shall permit, as provided in the Credit Agreement with respect to the Company, representatives of the Lender to visit and inspect properties of such Guarantor, inspect such Guarantor's books and records and discuss with the principal officers of such Guarantor its businesses, assets, liabilities, financial positions, results of operations and business prospects.

                      18. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of Georgia applicable to contracts made and to be performed wholly within such state. This Guaranty, together with all documents referred to herein, constitutes the entire agreement between the Guarantors and the Lender with respect to the subject matter hereof and may not be modified except by a writing executed by the Guarantors and the Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

                      19. In the event any term or condition contained herein is inconsistent with the terms and conditions contained in the Credit Agreement, the terms and conditions of the Credit Agreement shall control.

                      20. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of this Guaranty.

                      21. Pursuant to Section 4.9 of the Credit Agreement, any new Subsidiary (whether by acquisition, creation or designation) of the Company is required to enter into this Guaranty by executing and delivering to the Lender an instrument in the form of Annex 1 attached hereto (a "Supplement"). Upon the execution and delivery of a Supplement by such new Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

              IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and sealed as of the date first above written.

GUARANTORS:                             MEDIRISK OF ILLINOIS, INC.

                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                        MEDIRISK OF MISSOURI, INC.

                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                        CIVS, INC.


                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                        CAREDATA REPORTS, INC.

                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                        MEDSOURCE, INC.


                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                        HEALTHDEMOGRAPHICS, INC.


                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                        SUCCESSFUL SOLUTIONS, INC.


                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------



                                        SWEETWATER HEALTH ENTERPRISES, INC.


                                        By:
                                           -----------------------------------
                                           Its:
                                               -------------------------------

                                    Exhibit A

                             to Subsidiary Guaranty


Name                                    Address


Medirisk of Missouri, Inc.



CIVS, INC.



CareData Reports, Inc.



Medsource, Inc.



HealthDemographics, Inc.



Successful Solutions, Inc.

                                     ANNEX 1


              Supplement No. __ (this "Supplement") dated as of ________ to the Subsidiary Guaranty dated as of June __, 1998 (as amended, modified or supplemented, the "Subsidiary Guaranty") by each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (each a "Guarantor") and NationsBank, N.A. (the "Lender").

                                   WITNESSETH:

              WHEREAS, Medirisk, Inc., a Delaware corporation (the "Company") and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of June __, 1998, (as the same may be amended from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make loans and provide other financial accommodations to the Company (the "Loans"), as evidenced by those certain promissory notes issued or to be issued by the Company to the Lender (as such notes may be amended, modified, extended, or renewed from time to time, the "Notes");

              WHEREAS, the Guarantors have entered into the Subsidiary Guaranty in order to induce the Lender to make, or to continue to make, the Loans; and

              WHEREAS, pursuant to Section 4.9 of the Credit Agreement, new Subsidiaries of the Company (whether by acquisition, creation, or designation), must execute and deliver certain Loan Documents, including the Subsidiary Guaranty, and the execution of the Subsidiary Guaranty by the undersigned new Subsidiary or Subsidiaries (collectively, the "New Guarantor") may be accomplished by the execution of this Supplement in favor of the Lender;

              WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subsidiary Guaranty;

              NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Guarantor hereby agrees as follows:

              SECTION 1. In accordance with Section 21 of the Guaranty, the New Guarantor, by its signature below, becomes a 'Guarantor' under the Subsidiary Guaranty with the same force and effect as if originally named therein as a 'Guarantor' and the New Guarantor hereby (a) agrees to all of the terms and provisions of the Subsidiary Guaranty applicable to it as a 'Guarantor' thereunder and (b) represents and warrants that the representations and warranties made by it as a 'Guarantor' thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby guarantee to the Lender the full and prompt payment of the Obligations pursuant to the Credit Agreement, the Revolving Note and every other Loan Document, including, without limitation, all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Lender in obtaining performance of or collecting payments due under the Guaranty to the extent permitted by the Credit Agreement. Each reference to a 'Guarantor' in the Subsidiary Guaranty shall be deemed to include the New Guarantor. The Subsidiary Guaranty is incorporated herein by reference.

              SECTION 2. The New Guarantor represents and warrants to the Lender that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

              SECTION 3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

              SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guaranty shall remain in full force and effect.

              SECTION 5. This Supplement shall be construed and interpreted in accordance with the laws of the State of Georgia.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the New Guarantor has duly executed this Supplement to the Subsidiary Guaranty as of the day and year first above written.


NEW GUARANTOR:                                   [Name of New Guarantor]


                                                 By:
                                                    --------------------------
                                                 Name:
                                                      ------------------------
Address:                                         Title:
       -----------------------                         -----------------------

       -----------------------

       -----------------------


                                                 ------------------------------


                                                 By:
                                                    --------------------------
                                                 Name:
                                                      ------------------------
Address:                                         Title:
                                                       -----------------------
       -----------------------

       -----------------------

       -----------------------

                                    EXHIBIT K


                      FORM OF SUBSIDIARY SECURITY AGREEMENT


                      THIS AMENDED AND RESTATED SUBSIDIARY SECURITY
AGREEMENT dated as of June ____, 1998 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement), is executed and delivered by each of the undersigned (each, a "Guarantor" and collectively, the "Guarantors"), as a direct or indirect Subsidiary of Medirisk, Inc., a Delaware corporation (the "Company"), with an office located at Two Piedmont Center, Suite 400, 3565 Piedmont Road, N.E., Atlanta, Georgia 30305-1502, in favor of NationsBank, N.A. (the "Lender"), with an office located at 600 Peachtree Street, N.E., Atlanta, Georgia 30308-4899.

                                    RECITALS

                      WHEREAS, the Company and the Lender are parties to that certain Credit Agreement dated as of March 25, 1997 (the "Prior Credit Agreement"); and

                      WHEREAS, to secure the Obligations (as defined in the Prior Loan Agreement), each of the Guarantors has entered into and delivered in favor of the Lender a separate Subsidiary Security Agreement (collectively, the "Prior Subsidiary Security Agreements"); and

                      WHEREAS, the Company and the Lender have agreed to amend and restate the Prior Loan Agreement to, among other things, increase the principal amount of the Commitment (as defined therein), all as set forth in that certain Amended and Restated Credit Agreement of even date herewith between the Company and the Lender (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                      WHEREAS, each Guarantor has entered into a Subsidiary Guaranty of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Guaranty") with the Lender; and

                      WHEREAS, the Guaranty secures all of the Obligations of the Company under the Credit Agreement; and

                      WHEREAS, it is a condition precedent to the Lender's extension of financial accommodations under the Credit Agreement that each Guarantor grant, as additional security for all obligations of the Guarantor to the Lender, a security interest in and to the Collateral (as hereinafter defined);

                      NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor and the Lender hereby agree that each of the Prior Subsidiary Security Agreements are hereby consolidated herein and are hereby amended and restated in their entirety as follows:

                      SECTION 1. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance of all of the obligations of the Guarantor to the

Lender under this Agreement and the Guaranty, each Guarantor hereby collaterally assigns and pledges to the Lender, and grants to the Lender, a security interest and Lien in and upon, the Collateral owned by such Guarantor.

                      SECTION 2. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants to the Lender as follows:

                      (a) Name: Taxpayer ID Number. The exact legal name of such Guarantor is set forth in the introductory paragraph of this Agreement. Such Guarantor does not conduct, and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name or other fictitious name other than those set forth on Schedule 2(a) attached hereto. The Internal Revenue Service taxpayer identification number, of such Guarantor is set forth on Schedule 2(a) attached hereto.

                      (b) Incorporation by Reference. Each representation and warranty given by the Company as a Borrower on behalf of such Guarantor, as a Subsidiary of the Company, as set forth in the Credit Agreement and the other Loan Documents, including, without limitation, Article 3 of the Credit Agreement, are hereby incorporated by reference herein as of the date hereof.

                      (c) Liens. None of the Collateral or other properties of such Guarantor is, as of the date hereof, subject to any Lien, except Permitted Liens. No financing statement under the Uniform Commercial Code of any jurisdiction which names such Guarantor as debtor and covers any of the Collateral or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any state or other jurisdiction, and such Guarantor has not signed any such financing statement or notice or any security agreement authorizing any Person to file any such financing statement or notice.

                      (d) Intellectual Property. Schedule 2(d) attached hereto sets forth a description all patents, patent rights and licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and other intellectual property and rights with respect to the foregoing which are owned or possessed by such Guarantor, and the same are not in conflict with the rights of any other Person.

                      (e) Chief Executive Office. The chief executive office and principal place of business of such Guarantor and the books and records relating to the Accounts and the other Collateral are located at such Guarantor's office set forth above. Schedule 2(e) sets forth the addresses of such offices and principal place of business for the five-year period immediately preceding the date hereof.

                      (f) Places of Business. The addresses (including the applicable counties) of all of the places of business of such Guarantor are set forth on Schedule 2(f) attached hereto. Schedule 2(f) also sets forth a true, complete and correct list of (i) all leases for real property in which inventory of such Guarantor is shared (together with the name and mailing address of each such Lessor with respect thereto) and (ii) the name and address of each location at which Inventory of such Guarantor is shared with a reprocessor, warehouseman or other bailee (together with the name and address of each such reprocessor, warehouseman or bailee with respect thereto).

                      (g) Inventory. All Inventory (as hereinafter defined) is in good condition, meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale, and is currently either usable or salable in the normal course of such Guarantor's business. All Inventory is located on one or more of the places set forth on Schedule 2(f) attached hereto or is in transit to one of such locations.

                      (h) Equipment. All Equipment (as hereinafter defined) of such Guarantor is in good order and repair and is located on or at one or more of the places set forth on Schedule 2(f) attached hereto.

                      (i) Security Interest. It is the intent of such Guarantor that this Agreement create a valid and perfected first priority security interest in the Collateral owned by such Guarantor (subject only to Permitted Liens), securing the payment of all of the obligations of the Guarantors to the Lender under this Agreement and the Guaranty, and all filings and other actions necessary or desirable to perfect such security interest under the Uniform Commercial Code as enacted in any relevant jurisdiction have been duly taken.

                      (j) Title to Properties. Such Guarantor has good, marketable and legal title to its properties and assets except those which have been disposed of by such Guarantor in the ordinary course of business.

                      (k) Accounts. The originals of all chattel paper that evidence the Accounts of such Guarantor have been delivered to the Lender. None of the Accounts of such Guarantor is evidenced by a promissory note or other instrument, other than a note or other instrument which has been delivered to the Lender.

                      SECTION 3.  CONTINUED PRIORITY OF SECURITY INTEREST.

                      (a) The Security Interest shall at all times be valid, perfected and of first priority (subject only to Permitted Liens) and enforceable against each Guarantor and all other Persons, in accordance with the terms of this Agreement, as security for all of the obligations of each Guarantor to the Lender under this Agreement and the Guaranty.

                      (b) Each Guarantor shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Lender may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in conformity with the requirements of Section 3(a), or to enable the Lender to exercise or enforce its rights hereunder including, without limitation:

                             (i) Paying all taxes, assessments and other claims
                      lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens;

                            (ii) Obtaining landlords', mortgagees', mechanics',
                      bailees', warehousemen's or processors' releases, subordinations or waivers with respect to any or all of the Collateral, in form and substance satisfactory to the Lender;

                           (iii) Delivering to the Lender, endorsed or
                      accompanied by such instruments of assignment as the Lender may specify any and all chattel paper, instruments, letters of credit and all other advice of guaranty and documents evidencing or forming a part of the Collateral;

                            (iv) At the request of the Lender from time to time,
                      deliver to the Lender complete and up-to-date copies of all Collateral comprised of the books, records, files, computer programs, data processing records, information contained on any database maintained by such Guarantor, computer software, documents, correspondence and other information at any time evidencing, describing or pertaining to or in any way related to the business or operations of such Guarantor or any of its Subsidiaries;

                             (v) At the request of the Lender, marking
                      conspicuously each document included in the Collateral and marking all chattel paper and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Lender, indicating that such document, chattel paper or Collateral is subject to the Security Interest; and

                            (vi) Executing and delivering financing statements,
                      designations, mortgages, deeds to secure debt, deeds of trust, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Lender, relating to the creation, validity, perfection, priority or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

                      (c) The Lender is hereby authorized to execute and file in all necessary and appropriate jurisdictions (as determined by the Lender) one or more financing or continuation statements (or any other document or instrument referred to in Section 3(b)(v) above) in the name of each Guarantor and to sign each Guarantor's name thereto. Each Guarantor authorizes the Lender to file any such financing statement, document or instrument without the signature of such Guarantor to the extent permitted by Applicable Law. Further, to the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or of any Financing Statement is sufficient as a financing statement.

                      (d) Each Guarantor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

                      SECTION 4.  COVENANTS REGARDING CONTRACTS.

                      (a)      Anything herein to the contrary notwithstanding,
(i) each Guarantor shall remain liable under all Assigned Contracts (as hereinafter defined) to which it is a party to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights hereunder shall not release any Guarantor from any of its duties or obligations under any of the Assigned Contracts to which it is a party (except to the extent that such exercise prevents such Guarantor from satisfying such duties and obligations), and (iii) the Lender shall not have any duties, obligations or liability under any of the Assigned Contracts or duties by reason of this Agreement, nor shall the Lender be obligated to perform any of the duties or obligations of any Guarantor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by any Guarantor or the sufficiency of any performance by any party under any such contract or agreement, or to take any action to collect or enforce any claim for payment assigned hereunder.

                      (b)      Each Guarantor shall at its expense:

                             (i) Perform and observe all the terms and
                      provisions of the Assigned Contracts to be performed or observed by it, maintain the Assigned Contracts in full force and effect to the extent of such Guarantor's normal business practices, and enforce the Assigned Contracts in accordance with their terms to the extent of such Guarantor's normal business practices; and

                            (ii) Furnish to the Lender promptly upon receipt
                      thereof copies of all notices, requests and other documents received by such Guarantor under or pursuant to the Assigned Contracts, and from time to time (A) furnish to the Lender such information and reports regarding the Assigned Contracts as the Lender may reasonably request and (B) upon request of the Lender, make to each other party to the Assigned Contracts such demands and request for information and reports or for action as such Guarantor is entitled to make under the Assigned Contracts.

                      (c) Unless expressly set forth herein, all contracts and contract rights of each Guarantor shall constitute Assigned Contracts and shall constitute part of the Collateral.

                      SECTION 5.  COVENANTS REGARDING COLLATERAL GENERALLY.

                      (a) Verification. The Lender shall have the right at any time and from time to time, in the name of the Lender or in the name of any Guarantor, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise.

                      (b) Delivery of Instruments. In the event any of the Collateral becomes evidenced by a promissory note, trade acceptance or any other instrument, the applicable Guarantor shall immediately thereafter deliver such instrument to the Lender, appropriately endorsed to the Lender.

                      (c) Defense of Title. The Guarantors shall at all times be the sole owners of each and every item of Collateral and shall defend, at their sole cost and expense, their respective title in and to, and the Security Interest of the Lender in, the Collateral against the claims and demands of all Persons.

                      (d) Maintenance of Collateral. Each Guarantor shall maintain all physical property that constitutes Collateral in good and workable condition, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

                      (e) Insurance. Each Guarantor shall maintain in force with reputable insurers acceptable to the Lender such insurance with respect to the Collateral as is required with respect to the Company under the Credit Agreement. Each such insurance policy shall name the Lender as additional named loss payee to the extent of the Guarantors' obligations hereunder and shall provide for at least thirty (30) days' prior written notice to the Lender of any expiration of, termination of or proposed cancellation of such policy.

                      (f) Location of Office. Each Guarantor's chief executive office, principal place of business and its books and records relating to the Collateral shall continue to be kept at the address of such Guarantor set forth above, and each Guarantor shall not change the location of such office and place of business or such books and records without giving the Lender thirty
(30) days' prior written notice thereof.

                      (g) Location of Collateral. All Inventory, other than Inventory in transit to any such location, and all Equipment shall at all times be kept by the Guarantors at the locations set forth on Schedule 2(f), and shall not, without the thirty (30) days' prior written notice to the Lender, be removed therefrom except in connection with sales thereof in the ordinary course of business.

                      (h) Change of Name, Structure, Etc. Without giving the Lender thirty (30) days' prior written notice, none of the Guarantors shall
(i) change its name, identity or structure or (ii) conduct business under any trade name or other fictitious name other than those set forth with respect to such Guarantor on Schedule 2(a).

                      (i) Records Relating to Collateral. Each Guarantor shall at all times keep complete and accurate records of Inventory, Equipment and other Collateral.

                      (j) Inspection. The Lender (by any of its officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of any Guarantor, at any time or times during normal business hours: (i) to inspect the Collateral, all files relating thereto and the premises upon which any of the Collateral is located, (ii) to discuss such Guarantor's affairs and finances, insofar as the same are reasonably related to the rights of the Lender hereunder with any Person, to verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and (iii) to review, audit and make extracts from all records and files related to any of the Collateral.

                      (k) Other Information. Each Guarantor shall furnish to the Lender such other information with respect to the Collateral as the Lender may reasonably request from time to time.

                      (l) Payments Directly to Lender. Upon the occurrence, and during the continuation, of an Event of Default, the Lender may at any time and from time to time notify, or request any Guarantor to notify, in writing or otherwise, any account debtor or other obligor with respect to any one or more of the Accounts or Assigned Contracts to make payment to the Lender or any agent or designee of the Lender directly, at such address as may be specified by the Lender. If, notwithstanding the giving of any notice, any account debtor or other such obligor shall make payment to any Guarantor, such Guarantor shall hold all such payments it receives in trust for the Lender, without commingling the same with other funds or property of or held by such Guarantor, and shall promptly deliver the same to the Lender, or any such agent or designee, immediately upon receipt by such Guarantor in the identical form received, together with any necessary endorsements.

                      (m) Sale of Collateral. Except as permitted under the terms of the Credit Agreement, none of the Guarantors shall sell, transfer, convey or dispose of any Collateral

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



outside the ordinary course of its business; provided, however, that a Guarantor may dispose of its Inventory in the ordinary course of its business so long as no Default or Event of Default shall have occurred. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Lender to any other sale or other disposition of any part or all of the Collateral.

                      (n) Proceeds of Collateral. Each Guarantor shall account fully and faithfully for, and, following the occurrence and during the continuation of an Event of Default, upon the Lender's request, promptly pay or turn over to the Lender, proceeds in whatever form received in disposition in any manner of any of the Collateral. To the extent practicable, each Guarantor shall at all times keep the Collateral and proceeds thereof separate and distinct from other property of such Guarantor and shall keep accurate and complete records of the Collateral and proceeds thereof.

                      SECTION 6. THE LENDER APPOINTED ATTORNEY-IN-FACT. Each Guarantor hereby irrevocably appoints the Lender such Guarantor's attorney-in-fact, with full authority in the place and stead of such Guarantor and in the name of such Guarantor or otherwise, following the occurrence and during the continuation of an Event of Default from time to time in the Lender's discretion, to take any action and to execute any instrument or document which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement and to exercise any rights and remedies the Lender may have under this Agreement or Applicable Law, including, without limitation: (i) to obtain and adjust insurance required to be maintained pursuant to Section 5(e) hereof; (ii) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, including, without limitation, any Account; (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above; (iv) to sell or assign any Account upon such terms, for such amount and at such time or times as the Lender may deem advisable, to settle, adjust, compromise, extend or renew any Account or to discharge and release any Account; and (v) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral. The power-of-attorney granted hereby shall be irrevocable and coupled with an interest.

                      SECTION 7. THE LENDER MAY PERFORM. If any Guarantor fails to perform any agreement contained herein, the Lender may, without notice to any Guarantor, itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Guarantors under Section 12 hereof.

                      SECTION 8. THE LENDER'S DUTIES. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property; it being understood that the Lender shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in

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



connection therewith shall be for the sole account of the Guarantors and shall be added to the obligations of the Guarantors secured hereunder.

                      SECTION 9. REMEDIES. The Lender may take any or all of the following actions upon the occurrence and during the continuation of an Event of Default.

                      (a)      Inventory and Equipment.

                             (i) Entry. The Lender may enter upon any premises
                      on which Inventory or Equipment may be located and, without resistance or interference by any Guarantor, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Lender shall choose, without being liable to any Guarantor on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

                            (ii) Assembly. Each Guarantor shall, upon request of
                      and without charge to the Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Lender or any agent or representative of the Lender at such place or places as the Lender may reasonably designate.

                           (iii) Warehousing. The Lender may, at the expense of
                      the Guarantors, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Lender shall not be liable to any Guarantor on account of any loss, damage or depreciation that may occur as a result thereof, other than for actions that were not taken in good faith.

                      (b) Use of Premises and Intellectual Property. The Lender may:

                             (i) without notice, demand or other process, and
                      without payment of any rent or any other charge enter any of the Guarantors' premises and, without breach of the peace, until the Lender completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Guarantors' equipment; and

                            (ii) in the exercise of the rights of the Lender
                      under this Agreement, without payment or compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of the rights of any Guarantor therein, and each Guarantor hereby grants a license to the Lender for this purpose.

                      (c) Lock Boxes. The Lender may establish or cause to be established one or more lock boxes or other arrangement for the deposit of proceeds of Accounts, and, in such case, each Guarantor shall cause to be forwarded to the Lender at the Lender's office set forth above, on a daily basis, collection reports in form and substance satisfactory to the Lender.

                      (d) Rights as a Secured Creditor. The Lender may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any

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



other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale at any location chosen by the Lender, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. Each Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to any Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Lender may bid all or any portion of the obligations of the Guarantors to the Lender secured hereunder at any such sale.

                      (e) Waiver of Marshaling. Each Guarantor hereby waives any right to require any marshaling of assets and any similar right.

                      (f) Appointment of Receiver. The Lender shall be entitled to the appointment of a receiver, without notice of any kind whatsoever and without regard to the adequacy of any security for all of the obligations of the Guarantors to the Lender or the solvency of any party bound for its payment, to take possession of all or any portion of the Collateral and the business operations of any Guarantor and to exercise such power as the court shall confer upon such receiver.

                      (g) Accounts/Assigned Contracts. The Lender shall have the exclusive right to assert, either directly or on behalf of any Guarantor, any and all rights and claims any Guarantor may have under any Accounts and any of the Assigned Contracts as the Lender may deem proper and to receive and collect any and all Accounts and Assigned Contracts and any and all rent, fees, damages, awards and other monies arising thereunder or resulting therefrom and to apply the same on account of any of the obligations of the Guarantors secured hereunder.

                      SECTION 10. APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default, and all insurance proceeds payable by reason of any damage or destruction of any of the Collateral, shall be applied or paid over as follows:

                      (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees if the Lender endeavored to collect the Obligations by or through an attorney at law;

                      (b) Second: to the payment of the accrued interest upon the Revolving Loans as provided in the Credit Agreement;

                      (c) Third: to the payment of the outstanding principal of the Revolving Loans as provided in the Credit Agreement;

                      (d) Fourth: to the payment of the remaining outstanding Obligations as provided in the Credit Agreement; and


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



                      (e)      Fifth: the balance (if any) of such proceeds

shall be paid to the Guarantors or to whomsoever may be legally entitled thereto.

Each Guarantor shall remain liable and shall pay, on demand, any deficiency remaining in respect of the Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable under the Credit Agreement on such Obligations, which interest shall constitute part of the Obligations.

                      SECTION 11. RIGHTS CUMULATIVE. The rights and remedies of the Lender under this Agreement, the Credit Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have, including, but not limited to, those rights afforded by the Uniform Commercial Code and other Applicable Laws. In exercising its rights and remedies the Lender may be selective, and no failure or delay by the Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                      SECTION 12. EXPENSES. The Guarantors, jointly and severally, agree to pay, on demand, all reasonable out-of-pocket expenses incurred by the Lender in connection with: (a) the negotiation, preparation, execution, delivery and administration of this Agreement and any document or instrument evidencing any of the Obligations whenever the same shall be executed and delivered, including all appraisers' fees, search fees, recording fees, intangibles and stamp taxes payable by the Lender with respect to the Obligations and this Agreement and the Security Interest created hereby and the fees and disbursements of counsel for the Lender, and of each local counsel retained by the Lender; (b) the restructuring, refinancing or "workout" of the transactions contemplated hereby and of the Obligations, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lender relating to this Agreement or the Obligations, including, without limitation, the fees, out-of-pocket expenses and other disbursements of counsel to the Lender; (c) the collection or enforcement of the Obligations including reasonable fees and disbursements of counsel to the Lender if such collection or enforcement is done through or by an attorney; and (d) the exercise by the Lender of any right or remedy granted to it under this Agreement whether or not a Default or Event of Default has occurred, including, without limitation, the expenses incurred by the Lender in connection with the collection of Accounts directly from account debtors.

                      SECTION 13. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Guarantor here from shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                      SECTION 14. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, to each party at the address specified for such party on the signature pages hereof. All such notices and other communications shall be effective upon satisfaction of the conditions set forth for similar notices in Section 8.1 of the Credit Agreement.

                      SECTION 15. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations, (ii) be binding upon each Guarantor, its successors and assigns and
(iii) inure the benefit of the Lender, and its successors and


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



assigns. Each Guarantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor. Upon the indefeasible payment in full of all of the Obligations, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Guarantor. Upon any such termination, the Lender shall at the Guarantors' expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

                      SECTION 16. APPLICABLE LAW; SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISIONS THAT INDICATE THE APPLICABILITY OF ANY OTHER LAWS). Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

                      SECTION 17. LITIGATION/WAIVERS. (a) THE LENDER AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE RELATIONSHIP OF SUCH GUARANTOR AND THE LENDER ESTABLISHED HEREBY AND THE DOCUMENTS AND INSTRUMENTS EVIDENCING THE OBLIGATIONS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE LENDER AND THE GUARANTORS EACH HEREBY WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY GUARANTOR OR THE LENDER ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR IN CONNECTION WITH THE COLLATERAL OR THE SECURITY INTEREST THEREIN OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN ANY GUARANTOR AND THE LENDER OF ANY KIND OR NATURE.

                      (b)      EACH GUARANTOR AND THE LENDER HEREBY AGREE
THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA, OR AT THE OPTION OF LENDER, ANY STATE COURT LOCATED IN FULTON COUNTY, GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH GUARANTOR AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE OBLIGATIONS OR TO ANY MATTER ARISING THEREFROM, THE COLLATERAL OR THE SECURITY INTEREST THEREIN OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE CHOICE OF FORUM SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE LENDER OR THE ENFORCEMENT BY THE LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

                      (c) FURTHER, EACH GUARANTOR WAIVES (I) ANY NOTICE PRIOR TO THE TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY OF THE LENDER'S REMEDIES SET FORTH HEREIN, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (II) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

                      (d) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL
CONSEQUENCES THEREOF.

                      SECTION 18. INDEMNIFICATION. Each Guarantor agrees to indemnify the Lender, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Lender in any way relating to or arising out of the operation of such Guarantor's business, any action taken by the Lender with respect to any Account or Assigned Contract pursuant to this Agreement or any other action taken by the Lender pursuant to the terms of this Agreement; provided, however, that such Guarantor shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Lender's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Guarantor agrees to reimburse the Lender promptly upon demand for any out-of-pocket expenses (including counsel fees of the counsel(s) of the Lender's own choosing) incurred by the Lender in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, this Agreement, any suit or action brought by the Lender to enforce the terms of this Agreement, any "lender liability" suit or claim brought against the Lender, and any claim or suit brought against the Lender arising under any Federal or state environmental statute, rule or regulation including, without limitation, the Superfund Act, or the Federal Resource Conservation and Recovery Act of 1976, as amended. Such out-of-pocket expenses (including counsel fees) shall be advanced by such Guarantor on the request of the Lender notwithstanding any claim or assertion that the Lender is not entitled to indemnification hereunder upon receipt of an undertaking by the Lender that the Lender will reimburse such Guarantor if it is actually and finally determined by a court of competent jurisdiction that the Lender is not so entitled to indemnification. The agreements in this Section shall survive the termination of this Agreement. The Lender agrees to give the Guarantors prompt notice of any suit or cause of action brought against the Lender which is covered by this Section.

                      SECTION 19. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

                      SECTION 20.  DEFINITIONS. (a) For the purposes of this
Agreement:

                      "Accounts" means all accounts and any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, chattel paper, general intangibles, or otherwise) for goods sold or leased or for services rendered including, but not limited to, accounts receivable, proceeds of any letters of credit naming any Guarantor as beneficiary, all contract rights, notes, drafts, instruments, documents, acceptances in favor of any Guarantor, and all other debts, obligations and liabilities in whatever form owing by any Person to any Guarantor.

                      "Agreement" means this Amended and Restated Subsidiary Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                      "Assigned Contract" means any contract or agreement to which any Guarantor is a party or which runs in favor of any Guarantor and which constitutes part of the Collateral.

                      "Collateral" means, with respect to each Guarantor, all of such Guarantor's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing, or now owned or hereafter acquired or arising:

                      (a)      all Accounts;

                      (b)      all Inventory;

                      (c)      all Equipment;

                      (d) all general intangibles of such Guarantor of every kind and nature including, but not limited to, all contract rights, rights under warranties and service contracts, choses in action and causes of action of such Guarantor against any Person or property, all tax refunds owing to such Guarantor, all insurance policies of such Guarantor and all rights of such Guarantor to receive monies thereunder and all licenses, franchises, trademarks, trade names, trade secrets, patents, copyrights and any and all other intellectual property of such Guarantor;

                      (e) all investment property of such Guarantor, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts;

                      (f) all rights of such Guarantor as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to any Inventory or other properties of such Guarantor;

                      (g) all chattel paper, documents and instruments of such Guarantor including all documents of title and certificates of insurance;

                      (h) all books, records, files, computer programs, data processing records, information contained within any database maintained by such Guarantor, computer software, documents, correspondence and other information at any time evidencing, describing or pertaining to or in any way related to any of the foregoing or otherwise pertaining or relating to the business or operations of such Guarantor;

                      (i) any and all balances, credits, deposits, accounts, items and monies of such Guarantor now or hereafter with the Lender or any affiliate of the Lender or deposited with the Lender or any financial institution selected by the Lender pursuant to any lock box, deposit, escrow or other collection agreement or otherwise, and all property of such Guarantor of every kind and description now or hereafter in the possession or control of the Lender or any Lender for any reason; and


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



                      (j) any and all products and proceeds of any of the foregoing (including, but not limited to, any claims to any items referred to in this definition, and any claims of such Guarantor against third parties for loss of, damage to or destruction of, any or all of the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, instruments, general intangibles, investment property, accounts, equipment, inventory, farm products, other goods, documents and chattel paper and all proceeds of such proceeds.

                      "Default" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

                      "Equipment" means all equipment, machinery, apparatus, fittings, fixtures, furniture, signage and other tangible personal property (other than Inventory) of every kind and description used in any Guarantor's business operations or owned by any Guarantor or in which any Guarantor may have an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                      "Financing Statements" means any and all financing statements executed and delivered by or on behalf of any Guarantor in connection with the perfection of the Security Interest, together with any amendments thereto and any continuations thereof.

                      "Guarantor" and "Guarantors" each has the meaning set forth in the first paragraph hereof.

                      "Inventory" means (a) all inventory of any Guarantor and all goods intended for sale or lease by any Guarantor, or for display or demonstration; (b) all work-in-process; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in any Guarantor's business; and (d) all documents relating to any of the foregoing.

                      "Lender" has the meaning set forth in the first paragraph hereof.

                      "Lien", as applied to the property of any Person, means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

                      "Security Interest" means the Lien of the Lender upon, and the collateral assignments to the Lender of, the Collateral effected hereby or pursuant to the terms hereof.

                      "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Georgia, as the same may be amended from time to time.

                      (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the Uniform Commercial Code are used herein with the meanings ascribed to them in the Uniform Commercial Code.

                      (c) Capitalized terms used herein and not defined herein are used herein with the meaning ascribed to them in the Credit Agreement.

                      SECTION 21. NEW GUARANTORS. Pursuant to Section 4.9 of the Credit Agreement, any new Subsidiary of the Company is required to enter into this Agreement by executing and delivering to the Lender an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.


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                IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be duly executed and delivered under seal by its duly authorized officers as of the day first above written.

GUARANTORS:                              MEDIRISK OF MISSOURI, INC., a
                                         Missouri corporation

Address:

                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------


                                         MEDIRISK OF ILLINOIS, INC., an Indiana
                                         corporation

                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------




                                         CIVS, INC., a Maryland corporation

                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------




                                         CAREDATA REPORTS, INC., a New York
                                         corporation

                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------




                                         MEDSOURCE, INC., a Minnesota
                                         corporation

                                         By:
                                            ----------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------

                                       HEALTHDEMOGRAPHICS, INC., a
                                       Delaware corporation

                                       By:
                                            ----------------------------------
                                       Name:
                                              --------------------------------
                                       Title:
                                               -------------------------------




                                       SUCCESSFUL SOLUTIONS, INC., a
                                       Delaware corporation

                                       By:
                                          ----------------------------------
                                       Name:
                                              --------------------------------
                                       Title:
                                               -------------------------------



                                       SWEETWATER HEALTH ENTERPRISES,
                                       INC., a Texas corporation

                                       By:
                                           ----------------------------------
                                       Name:
                                              --------------------------------
                                       Title:
                                               -------------------------------



Agreed and accepted as of the
date first written above.

NATIONSBANK, N.A.


By:
   ----------------------------

Name:
     --------------------------

Title:
      -------------------------

                                                           Annex 1 to Subsidiary
                                                           Security Agreement --
                                                           Form of Supplement



                           Supplement No. (this "Supplement") dated as of to the Subsidiary Security Agreement dated as of June __, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Security Agreement") by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, the "Guarantors") and NationsBank, N.A. (the "Lender").


                                   WITNESSETH:


                      WHEREAS, Medirisk, Inc., a Delaware corporation (the "Company") and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of June __, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

                      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Subsidiary Security Agreement; and

                      WHEREAS, the Guarantors have entered into the Subsidiary Security Agreement in order to induce the Lender to extend credit to the Company pursuant to the Credit Agreement; and

                      WHEREAS, pursuant to the provisions of Section 4.9 of the Credit Agreement, Subsidiaries of the Company must execute and deliver to the Lender certain Loan Documents and Security Documents, including the Subsidiary Security Agreement, and the execution of the Subsidiary Security Agreement by the undersigned new Subsidiary or Subsidiaries (collectively, the "New Guarantor") may be accomplished by the execution of the Supplement in favor of the Lender;

                      NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                      SECTION 1. In accordance with Section 21 of the Subsidiary Security Agreement, the New Guarantor, by its signature below, becomes a 'Guarantor' under the Subsidiary Security Agreement with the same force and effect as if originally named therein as a 'Guarantor' and the New Guarantor hereby (a) agrees to all of the terms and provisions of the Subsidiary Security Agreement applicable to it as a 'Guarantor' thereunder and (b) represents and warrants that the representations and warranties made by it as a 'Guarantor' thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby grant and assign to the Lender, and its successors and assigns, a continuing security interest in and security title to all of the Collateral (as defined in the Subsidiary Security Agreement) of the New Guarantor and all additions thereto and replacements thereof, and all other property of the New Guarantor whether now owned or hereafter created, acquired or reacquired. The Schedules attached hereto supplement the Schedules to the Subsidiary Security Agreement, and shall be deemed a part thereof for all purposes of the Subsidiary Security Agreement. Each reference to a 'Guarantor' in the Subsidiary Security Agreement shall be deemed to include the New Guarantor. The Subsidiary Security Agreement is incorporated herein by reference.

              SECTION 2. The New Guarantor represents and warrants to the Lender that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

              SECTION 3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

              SECTION 4. Except as expressly supplemented hereby, the Subsidiary Security Agreement shall remain in full force and effect.

              SECTION 5. This Supplement shall be construed and interpreted in accordance with the internal laws of the State of Georgia applicable to agreements to be made and performed wholly within the State of Georgia.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, the New Guarantor and the Lender have duly executed this Supplement to the Subsidiary Security Agreement as of the day and year first above written.


NEW GUARANTOR:                             [Name of New Guarantor]

                                         By:
ADDRESS                                       --------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------





LENDER:                                NATIONSBANK, N.A.


                                         By:
ADDRESS                                       --------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                               -------------------------------